As Filed With The Securities And Exchange Commission On August 19, 2003


                                                               File No. 811-3651

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No. _2_


Post-Effective Amendment No. __

                           TOUCHSTONE STRATEGIC TRUST
    -------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 543-0407
    -------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Patrick T. Bannigan
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
   --------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                   Copies to:


                               Tina Hosking Bloom
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202


                             Samuel Kornhauser, Esq.
                         155 Jackson Street, Suite 1807
                         San Francisco, California 94111

Approximate Date of Proposed Public Offering is as soon as practicable after this Registration Statement becomes effective.


The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. The Registrant has undertaken to file on or before June 30, 2004, a Rule 24f-2 Notice for its most recent fiscal year ended March 31, 2004.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           TOUCHSTONE STRATEGIC TRUST

                       CONTENTS OF REGISTRATION STATEMENT

               This Registration Statement contains the following
                              pages and documents:

                                   Front Cover
                                  Contents Page
                             Letter to Shareholders
                            Notice of Special Meeting

                                     PART A

                       Combined Prospectus/Proxy Statement

                                     PART B

                       Statement of Additional Information

                                     PART C

                                Other Information
                                   Signatures
                                    Exhibits

                         THE NAVELLIER PERFORMANCE FUNDS

                      ONE EAST LIBERTY STREET, THIRD FLOOR
                               RENO, NEVADA 89501

                                 1-800-887-8671


                                 August 19, 2003


                             TO THE SHAREHOLDERS OF

                    THE NAVELLIER LARGE CAP GROWTH PORTFOLIO

Dear Shareholder:


     A special meeting of the shareholders of The Navellier Large Cap Growth Portfolio (the "Portfolio"), a series of The Navellier Performance Funds will be held at 10:00 A.M., Pacific Standard Time, on September 19, 2003, or a date shortly thereafter, at the offices of The Navellier Performance Funds, One East Liberty Street Third Floor, Reno, Nevada 89501 (the "Meeting"). The shareholders of the Portfolio (the "Shareholders") will vote on a proposed Agreement and Plan of Reorganization (the "Plan"). Under the Plan, the Navellier Large Cap Growth Portfolio of The Navellier Performance Funds and The Navellier Large Cap Growth Portfolio of The Navellier Millennium Funds will merge into the Touchstone Large Cap Growth Fund (the "Acquiring Fund"), a separate portfolio of the Touchstone Strategic Trust (the "Reorganization"). Upon completion of the proposed Reorganization, the investment strategies of the Touchstone Large Cap Growth Fund will be changed to those of Navellier Large Cap Growth Portfolios.
Touchstone Large Cap Growth's investment objective is identical to the investment objective of Navellier Large Cap Growth and Touchstone Large Cap Growth's investment policies will be substantially identical to those of Navellier Large Cap Growth. In addition, the investment manager of Touchstone Large Cap Growth will change the investment sub-advisor of Touchstone Large Cap Growth to the manager of the Navellier Large Cap Growth, Navellier Management, Inc. The Acquiring Fund has three classes of shares. The Class 'A' shares charge an initial sales charge of 5.75%. The Class 'B' shares charge a contingent deferred sales charge which is incrementally reduced over time from 5% on redemptions within a year of purchase down to 0% on redemptions after six years. The Class 'C' shares charge a 1% contingent deferred sales charge on redemptions within one year of purchase. However, this will not affect you since you will be a Class 'A' shareholder of the Acquiring Fund and will not be charged a sales load. You may continue to purchase Class 'A' shares of the Acquiring Fund after the reorganization without a sales load for as long as you maintain an open account in the Acquiring Fund. Like the Portfolio, the Class 'A' Shares of the Acquiring Fund are charged an annual 12b-1 fee of 0.25%.


     The Acquiring Fund charges an annual management fee of 0.75% of assets under management which is less than the annual 0.84% you are charged now.

     The total annual net operating expenses of the Class 'A' shares of the Acquiring Fund for 2002 were 1.37% which is less than the total annual net operating expenses of the Portfolio for 2002 which were 1.49%.

     If the Plan is approved and implemented by the Portfolio, the Shareholders of the Portfolio will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her investment in the Portfolio. No sales charge will be imposed as a result of the Reorganization. The Acquiring Fund and the Portfolio have received an opinion of counsel indicating that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

     I and the Trustees of the Portfolio by a unanimous vote have voted in FAVOR of the proposed merger and are urging you and the other Portfolio Shareholders to vote FOR a merger of the Portfolio into the Acquiring Fund. I and the other Portfolio Trustees are soliciting your proxy (vote)because we believe that the proposed merger should benefit Shareholders by reducing portfolio operating costs.

     We believe that this Reorganization is in the best interest of the Portfolio and the Shareholders and, therefore, recommend that the Shareholders vote FOR approving the Plan.


     WE STRONGLY URGE YOU TO REVIEW, COMPLETE, AND RETURN YOUR WHITE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. LOUIS NAVELLIER AND NAVELLIER MANAGEMENT, INC. ARE PAYING FOR THIS PROXY SOLICITATION AND WILL NOT SEEK REIMBURSEMENT FROM THE PORTFOLIO OR YOU. AFTER REVIEWING THE ENCLOSED MATERIALS, PLEASE EXERCISE YOUR RIGHT TO VOTE TODAY AND VOTE FOR THE MERGER BY COMPLETING, DATING, AND SIGNING EACH PROXY CARD YOU RECEIVE AND MAILING THE PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE TO PROXY TABULATOR, P.O. BOX 9122, HINGHAM, MA 02043-9717. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN SEPTEMBER 15, 2003 OR A DATE SHORTLY THEREAFTER.


     Please note that you may receive more than one proxy package if you hold shares of the Portfolio in more than one account. You should return separate proxy cards for each such account. If you have any questions, please call Navellier Management, Inc. at 1-800-887-8671.

                                          Sincerely,

                                          Louis G. Navellier

                                          /s/ Louis G. Navellier
                                          -------------------------------
                                          Trustee of The Navellier Large
                                          Cap Growth Portfolio of The
                                          Navellier Performance Funds

                                 THE TRUSTEES OF
                         THE NAVELLIER PERFORMANCE FUNDS

                      ONE EAST LIBERTY STREET, THIRD FLOOR
                               RENO, NEVADA 89501
                            ------------------------

                    THE NAVELLIER LARGE CAP GROWTH PORTFOLIO
                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           TO BE HELD September 19, 2003 OR A DATE SHORTLY THEREAFTER


To: The Shareholders of the Navellier Large Cap Growth Portfolio of The Navellier Performance Funds


     You are hereby notified that a Special Meeting of the Shareholders of The Navellier Large Cap Growth Portfolio of The Navellier Performance Funds will be held at the offices of The Navellier Performance Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501 on September 19, 2003 or a date shortly thereafter at 10:00 a.m. (Pacific Standard Time), for the purpose of considering and voting upon the following matter:


PROPOSAL 1.

     To approve a proposed Agreement and Plan of Reorganization (the "Plan"), whereby The Navellier Large Cap Growth Portfolio ("Portfolio") would transfer all of its assets to the Large Cap Growth Fund, a portfolio of the Touchstone Strategic Trust (the "Acquiring Fund") in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would be distributed to the shareholders of the Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all valid liabilities of the Portfolio. Also, as part of the Plan, the Acquiring Fund would acquire all of the assets and liabilities of the Navellier Large Cap Growth Portfolio of the Navellier Millennium Funds.


     The transactions contemplated by the proposed Plan and related matters are described in the attached Combined Prospectus/Proxy Statement. A copy of the proposed Plan is attached as Appendix A thereto. A copy of the Investment Advisory Agreement between the Acquiring Fund and Touchstone Advisors, Inc. and a copy of the form of the sub-advisory agreement between Touchstone Advisors, Inc. and Navellier Management, Inc., reducing the total annual management fee that will be charged to you after the merger to 0.75% of the Acquiring Fund's net asset value per annum are attached thereto as Appendix B and Appendix C respectively. A copy of the Acquiring Fund's 12b-1 Plan is attached thereto as Appendix D.

     You are entitled to vote at the Meeting, and any adjournment(s) thereof, if you owned shares of the Portfolio at the close of business on July 31, 2003. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card marked FOR in the enclosed self-addressed, postage-paid return envelope.


                                          Louis G. Navellier
                                          ------------------------------
                                          Trustee of The Navellier Large
                                          Cap Growth Portfolio of The
                                          Navellier Performance Funds

August 19, 2003

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN


     PLEASE VOTE "FOR" PROPOSAL 1 ON THE ENCLOSED WHITE PROXY CARD, THEN PLEASE DATE AND SIGN THE CARD AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR WHITE PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED. A VOTE OF 67% OF THE SHARES OF THE PORTFOLIO WHICH ARE PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE (IF MORE THAN 50% OF THE OUTSTANDING SHARES OF RECORD ARE PRESENT IN PERSON OR BY PROXY) OR MORE THAN 50% OF THE OUTSTANDING SHARES ENTITLED TO VOTE, WHICHEVER IS LESS, IS REQUIRED TO PASS ANY PROPOSAL, SO RETURN OF YOUR PROXY IS IMPORTANT. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, SUCH PROXY CARDS CANNOT BE VOTED.


                                          Louis G. Navellier
                                          ------------------------------
                                          Trustee of The Navellier Large
                                          Cap Growth Portfolio of The
                                          Navellier Performance Funds

                               PROXY SOLICITATION
                                       BY
                                 THE TRUSTEES OF
                   THE NAVELLIER LARGE CAP GROWTH PORTFOLIO OF
                         THE NAVELLIER PERFORMANCE FUNDS

                            ------------------------

                      ONE EAST LIBERTY STREET, THIRD FLOOR
                               RENO, NEVADA 89501
                                 1-800-887-8671

                       COMBINED PROSPECTUS/PROXY STATEMENT


     This combined prospectus/proxy statement is being furnished in connection with the solicitation of proxies by the Trustees of The Navellier Large Cap Growth Portfolio ("Portfolio") of The Navellier Performance Funds ("Fund"), for use at a special meeting of shareholders ("Shareholders") of the "Portfolio" to be held at 10:00 a.m., Pacific Standard Time, on September 19, 2003, at the offices of The Navellier Performance Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501, and at any adjournment(s) thereof (the "Meeting"). The Meeting is being held so that shareholders can vote on the following proposal made by the Trustees of the Portfolio:


     PROPOSAL 1.

          To approve a proposed Agreement and Plan of Reorganization (the "Plan"), whereby the Portfolio would transfer all of its assets to the Large Cap Growth Fund, a portfolio of the Touchstone Strategic Trust (the "Acquiring Fund"), in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would be distributed to the shareholders of The Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all valid liabilities of The Portfolio. Also, as part of the Plan, the Navellier Large Cap growth Portfolio of the Navellier Millennium Funds ("Millennium Portfolio") would transfer all of its assets and valid liabilities to the Acquiring Fund.

     The Portfolio is a series investment company organized by Louis Navellier as a Business Trust in the State of Delaware with one class of common stock outstanding, with such class representing an interest in a separate series of the Fund. Only shareholders of the Portfolio are being solicited in connection with the Meeting.

     The purpose of the Meeting is to consider a proposed Plan of Reorganization (the "Plan"), which would effect a merger of the Portfolio and also the merger of the Millennium Portfolio into the Acquiring Fund, and the transactions contemplated thereby, as described below (collectively, the "Reorganization"). The Acquiring Fund is a series open-end investment company which seeks long-term growth of capital by investing in large cap growth securities. The Plan has been approved unanimously by the Board of Trustees of the Portfolio, by the Board of Trustees of the Millennium Portfolio and by the Board of Trustees of the
Acquiring Fund. Pursuant to the proposed Plan, all of the assets of the Portfolio and all of the assets of the Millennium Portfolio would be acquired by the Acquiring Fund (which has investment policies the same as those of the Portfolio), in a tax-free exchange for shares of beneficial interest in the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of all valid liabilities of the Portfolio and of the Millennium Portfolio. Specifically, it is proposed that the assets of the
Portfolio and the assets of the Millennium Portfolio be transferred to the Acquiring Fund in a tax-free exchange for Acquiring Fund Shares of value equal to the assets transferred from the Portfolio and from the Millennium Portfolio. Following such transfer, the Acquiring Fund Shares received by the Portfolio would then be distributed pro rata to the shareholders of the Portfolio, and then the Portfolio would be liquidated. As a result of the proposed transactions, each shareholder of the Portfolio would receive a number of full and fractional Acquiring Fund Shares having a total net asset value equal, on the effective date of the Reorganization, to the net asset value of the Shareholder's shares of beneficial interest in the Portfolio. In order to have a merger, the Trustees of the Portfolio and the Trustees of the Millennium Portfolio and the Trustees of the Acquiring Fund must approve the proposed merger. The Trustees of the Portfolio and of the Millennium Portfolio and the Trustees of the Acquiring Fund have already approved the proposed merger.


     This combined prospectus/proxy statement, which should be retained for future reference, sets forth concisely the information about the Portfolio and the Acquiring Fund, and the transactions contemplated by the proposed
Reorganization, that an investor should know before voting on the proposed Reorganization. A copy of the Annual Report of the Touchstone Strategic Trust related to the Acquiring Fund for the year ended March 31, 2003 and a copy of the current Prospectus of the Acquiring Fund dated August 1, 2003 are included with this combined prospectus/proxy statement for each Shareholder of the Portfolio, and are incorporated by reference herein.

     A Statement of Additional Information regarding Touchstone Strategic Trust dated August 1, 2003 has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference herein. Copies of such Prospectus, Statement of Additional Information and financial reports also may be obtained without charge by contacting Touchstone Investments at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by telephoning toll-free at 1-800-543-0407 or at http://www.touchstoneinvestments.com.

     A Prospectus and a Statement of Additional Information of the Navellier Performance Funds regarding the Portfolio each dated May 1, 2003 and the Annual Report of the Navellier Performance Funds for the year ended December 31, 2002 also have been filed with the Commission and each is incorporated by reference herein.


     Copies of these Portfolio documents also may be obtained without charge by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc., toll-free at 1-800-887-8671.


     A Statement of Additional Information dated August 19, 2003, relating to the proposed transactions described in this combined prospectus/proxy statement, including historical financial statements, has been filed with the Commission and is incorporated by reference herein. Copies of this Statement of Additional Information may be obtained without charge by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc., toll-free at 1-800-887-8671.


                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     The date of this Combined Prospectus/Proxy Statement is August 19, 2003.

                       COMBINED PROSPECTUS/PROXY STATEMENT
                                TABLE OF CONTENTS

                                    ---------

Introduction and Voting Information

Special Meeting



Synopsis

The Proposed Reorganization

Investment Objectives and Policies

Operations of the Touchstone Strategic Trust and the Acquiring Fund following the Reorganization

Management Fees, Administrative Fees, and Other Operating Expenses

Purchases and Exchanges

Redemption Procedures and Fees

Dividends and Distributions; Automatic Reinvestment

Federal Tax Consequences of the Proposed Reorganization

Costs and Expenses of the Reorganization

Continuation of Shareholder Accounts; Share Certificates

Form of Organization of the Touchstone Strategic Trust

Comparison of Investment Objectives and Policies

Investment Objectives and Policies

Investment Objective of the Acquiring Fund

Investment Objective of the Portfolio

Certain Investment Restrictions and Limitations

Principal Risk Factors

The Proposed Transactions

Proposed Agreement and Plan of Reorganization

Reasons for the Proposed Transactions

Description of Securities to Be Issued

Federal Income Tax Consequences

Pro Forma Capitalization and Ratios

Dissolution of the Portfolios

Navellier Group Recommendation

Required Vote

Additional Information About the Acquiring Fund and the Acquiring Fund Shares

Additional Information About the Portfolio and the Portfolio Shares

Miscellaneous

Available Information

Legal Matters

Financial Statements and Experts


Revocation of Proxies

No Dissenters' Rights of Appraisal.

Additional Voting Information; Voting of Proxies; Adjournment Proxy Solicitation Other Business

Appendix A: Agreement and Plan of Reorganization


Appendix B: Investment Advisory Agreement Between Acquiring Fund and Touchstone Advisors, Inc.


Appendix C: Form of Sub-advisory Agreement between Touchstone Advisors, Inc. and Navellier Management, Inc

Appendix D: Acquiring Fund Plan of Distribution

                                     PART A

                         SOLICITATION BY THE TRUSTEES OF
                         THE NAVELLIER PERFORMANCE FUNDS

                      ONE EAST LIBERTY STREET, THIRD FLOOR
                               RENO, NEVADA 89501
                                 1-800-887-8671

                            ------------------------

                         THE NAVELLIER PERFORMANCE FUNDS
                   (THE NAVELLIER LARGE CAP GROWTH PORTFOLIO)

                            ------------------------

                       COMBINED PROSPECTUS/PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                 September 19, 2003 OR A DATE SHORTLY THEREAFTER


                            ------------------------

                       INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT


     This combined prospectus/proxy statement is being furnished to the shareholders of The Navellier Performance Funds' Navellier Large Cap Growth Portfolio ("Portfolio") in connection with the solicitation by the Trustees of the Portfolio, (collectively "your Trustees") of proxies to be used at a special meeting of the shareholders of this Portfolio to be held on September 19, 2003 or a date shortly thereafter at 10:00 a.m. Pacific Standard Time at the offices of The Navellier Performance Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501 and at any adjournment(s) thereof (the "Meeting"). The purpose of the Meeting is to vote on the proposed tax-free Reorganization (the "Plan") to merge the Portfolio into the Large Cap Growth Fund (the "Acquiring Fund"), which is a series of the Touchstone Strategic Trust, pursuant to the terms and conditions of the Plan, as described below in greater detail. A vote on the approval or disapproval of the Plan will be conducted at the Meeting by the shareholders of the Portfolio.




                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this combined prospectus/ proxy statement, including the prospectuses of the Portfolio and the Acquiring Fund and the proposed Agreement and Plan of Reorganization. Shareholders should read this entire combined prospectus/proxy statement carefully.

THE PROPOSED REORGANIZATION

     Shareholders of the Portfolio will be asked at the Meeting to vote upon and approve the proposed Plan, which provides for the Reorganization of the Portfolio. A copy of the Plan is set forth in Appendix A to this combined prospectus/proxy statement. Pursuant to the Plan, the Portfolio, which is a series of The Navellier Performance Funds, a non-diversified, open-end management investment company organized as a business trust under the laws of the State of Delaware, would be merged tax-free into the Acquiring Fund of the Touchstone Strategic Trust (the "Trust"). Touchstone Large Cap Growth is currently a separate diversified series of the Trust, a Massachusetts business trust, which as also an open-end management investment company registered under the 1940 Act. However, if the shareholders of the Touchstone Large Cap Growth approve a proposal in a proxy statement filed with the Securities and Exchange Commission ('SEC') and scheduled for a vote of such shareholders in a special meeting on August 22, 2003, upon completion of the Reorganization Touchstone Large Cap Growth will change to a non-diversified series of the Trust. A non-diversified fund may invest up to 25% of its total assets in the securities of a single company and 50% of its total assets could consist of the securities of only two issuers. With respect to the remainder of the Fund's assets, no more than 5% could be invested in any one security, and the Fund may not own more than 10% of the outstanding voting securities of any issuer. In addition, approval by the shareholders of Touchstone Large Cap Growth Fund of the change of the Fund from a diversified to a non-diversifed series of the Trust is a condition of the Reorganization. The Millennium Portfolio would also be merged into the Acquiring Fund. Approval by the shareholders of the Millennium
Portfolio of the merger into the Acquiring Fund is also a condition of the Reorganization. The proposed transaction will not occur unless shareholders approve these changes. The Plan sets forth the terms and conditions under which the proposed Reorganization may be consummated. Approval by the present Trustees of the Portfolio is required in order to merge the Portfolio into the Acquiring Fund. The present Trustees of the Portfolio have approved the proposed merger.


     If the Reorganization is completed, the investment objective and investment strategies of Touchstone Large Cap Growth will be changed to those of Navellier Large Cap Growth (subject to the approval of the shareholders of Touchstone Large Cap Growth to change that Fund to a non-diversified fund upon completion of the Reorganization), and the investment manager of the Touchstone Large Cap Growth will change the investment sub-advisor of the Touchstone Large Cap Growth to the investment manager of Navellier Large Cap Growth, Navellier Management, Inc. This Prospectus/Proxy statement has been prepared assuming that such changes will take place.


     For the reasons set forth below under "The Proposed Transactions -- Reasons for the Proposed Transactions", the Trustees of the Portfolio have unanimously concluded that the Reorganization would be in the best interests of the Portfolio and its shareholders and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. The Portfolio Trustees, therefore, have submitted the proposed Plan effecting the proposed Reorganization for approval by the shareholders of the Portfolio at the Meeting and recommend a vote FOR the proposed Plan.


INVESTMENT OBJECTIVES AND POLICIES


     Below is a comparison of the key features of the Portfolio and the Acquiring Fund.

     INVESTMENT OBJECTIVE. The investment objective of the Acquiring Fund and the Portfolio is long term growth of capital.

     The investment objective of the Portfolio is a fundamental policy which may not be changed without the approval of a vote of at least a "majority" (as that term is defined in the 1940 Act) of the outstanding shares, respectively, of the Portfolio or the Acquiring Fund. All other investment policies of the Portfolio that are not specified as fundamental are not fundamental policies and may be changed by the Acquiring Fund Board of Trustees and the Portfolio Board of Trustees, respectively, without shareholder approval. The investment objective of the Acquiring Fund is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval.


     INVESTMENT POLICIES.

     The Portfolio invests primarily in securities of large cap companies (companies with market capitalization of more than $5 billion) with appreciation potential by employing a modern portfolio theory to select securities. Navellier Management, Inc., the investment adviser to the Portfolio and sub-advisor in charge of managing the day to day investments of the Acquiring Fund will use the same modern portfolio theory style of stock selection for the Acquiring Fund that is used in the Portfolio.

     The Portfolio is designed to achieve the highest possible returns while minimizing risk. The selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier Management, Inc. uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

     The Portfolio mainly buys stocks of large cap companies (companies with market capitalization of more than $5 billion) which are believed to be poised to rise in price. The investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

     Navellier Management, Inc. attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, a proprietary computer model is used to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

     Navellier Management Inc.'s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.




     The Acquiring Fund will have after the merger the same investment sub-advisor (Navellier Management, Inc.) managing the day to day investments which the Portfolio has and will employ the same modern portfolio investment style which is used by the Portfolio.

     For further discussion of the comparisons in the investment policies of the Acquiring Fund and of the Portfolio, see "Comparison of Investment Objectives and Policies" in this combined prospectus/proxy statement.

OPERATIONS OF TOUCHSTONE STRATEGIC TRUST AND THE ACQUIRING FUND FOLLOWING THE REORGANIZATION


     Touchstone Strategic Trust and the Acquiring Fund will continue to operate in substantially the same way as each did prior to the Reorganization. The responsibilities, powers and fiduciary duties of the Trustees of the Acquiring Fund are essentially the same as those of the Trustees of the Portfolio. Subject to the provisions of the Touchstone Strategic Trust Declaration of Trust, dated November 18, 1982 (the "Trust Declaration"), the business of Touchstone Strategic Trust and the Acquiring Fund is managed by the Touchstone Strategic Trust Board of Trustees (the "Board"), which has all powers necessary and appropriate to carry out that business responsibility. The Board supervises the business affairs and investments of the Acquiring Fund. The Acquiring Fund receives investment advisory services from Touchstone Advisors, Inc. and will receive sub-advisory investment services from Navellier Management, Inc. if the Reorganization is approved by the Portfolio shareholders and by the Millennium Portfolio shareholders. The Acquiring Fund receives distribution, marketing and customer services from Touchstone Securities, Inc. pursuant to a Distribution Agreement.


MANAGEMENT FEES, ADMINISTRATIVE FEES, AND OTHER OPERATING EXPENSES

     MANAGEMENT AND FEES. Navellier Management, Inc., is the investment advisor to the Portfolio pursuant to an investment management agreement between the Portfolio and Navellier Management, Inc. (the "Portfolio Management Contract"). Touchstone Advisors, Inc. (the 'Manager') is the investment manager for the Touchstone Large Cap Growth. The Manager selects and pays the fees of the sub-advisor and monitors the sub-advisor's program. Navellier Management, Inc. will manage the investment and reinvestment of the assets of the Acquiring Fund, as sub-advisor after the merger, subject to the supervision of Touchstone
Advisors,  Inc.  and of the officers and  Trustees of the  Acquiring  Fund.  The
Portfolio pays Navellier Management, Inc. an investment advisory fee at an annual rate of 0.84% of the aggregate average daily net asset value of the Portfolio. The Acquiring Fund will pay to Touchstone Advisors, Inc. an investment advisory fee at an annual rate of 0.75% of the aggregate average daily net asset value of the Acquiring Fund. Under the terms of the Sub-Advisory Agreement, Navellier Management, Inc. will be paid a fee of 0.45% of average daily net assets by the Manager, Touchstone Advisors, Inc. The Acquiring Fund does not pay a fee to the sub-advisor.

     The Trust and the Manager have received an order from the SEC whereby under certain circumstances, the Manager may select or change sub-advisors, enter into new-sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Pursuant to this order, upon completion of the Reorganization, the Manager will change the sub-advisor of the Touchstone Large Cap Growth to the Advisor of Navellier Performance Large Cap Growth.

     ADMINISTRATIVE FEES AND OTHER OPERATING EXPENSES. The Portfolio pays its own operating costs. Pursuant to an Administrative Services Agreement, the Portfolio pays Navellier Management, Inc. an annual fee, pro rata monthly, of 0.25% of the aggregate average daily net asset value of the Portfolio to provide administrative services including shareholder servicing services to the Portfolio. Its net operating expenses in 2002 were 1.49%. The Acquiring Fund pays it own operating expenses. Its net operating expenses after partial waiver of reimbursement for the period ending December 31, 2002 were 1.37%.

     12b-1 PLAN FEES. The Portfolio has a 12b-1 plan which charges 12b-1 fees of 0.25% annually. The Acquiring Fund has a 12b-1 plan for Class 'A' shares which pays an annual fee of 0.25% of the aggregate average daily net asset value of the Acquiring Fund for marketing, distribution and client services.

     SALES LOAD. Shareholders of the Acquiring Fund currently pay a maximum sales charge ("load") of 5.75% on all purchase of the Fund. Portfolio shareholders will not be charged this sales load on purchases or new accounts opened after the Reorganization.


     The following sets forth the fund operating expenses (as a percentage of the average daily net assets) for the Portfolio for the twelve-month period ended December 31, 2002. Adjacent to the column for Portfolio expenses is presented the expected fund operating expenses (as a percentage of the average daily net assets) of the Acquiring Fund into which the Portfolio would merge under the Plan.

                                      TABLE

--------------------------------------------------------------------------------

                          Touchstone            Navellier           Touchstone
                       Large Cap Growth     Performance Large      Combined Pro
    Expense                                  Cap Growth (1)          Forma (2)

--------------------------------------------------------------------------------
Management Fees              0.75%                0.84%                0.75%
--------------------------------------------------------------------------------
Distribution                 0.25%                0.25%                0.25%
--------------------------------------------------------------------------------
Other Expenses               0.40%                1.11%                0.50%
--------------------------------------------------------------------------------
Total Fund Expense           1.40%                2.22%                1.50%
--------------------------------------------------------------------------------
Waiver                           -               -0.71%               -0.20%
--------------------------------------------------------------------------------
Net Expense                      -                1.49%                1.30%
--------------------------------------------------------------------------------
(1) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expense. The Investment Advisor has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.


(2) Touchstone Advisors, Inc. and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A shares of the Touchstone Large Cap Growth will not exceed 1.30% for the period ending upon consummation of the Reorganization and will not exceed 1.30% for a two year period after consummation of the Reorganization. After reimbursements, the Total Annual Fund Operating Expenses of Touchstone Large Cap Growth for the period ended December 31, 2002 were 1.37%. The Proforma expenses shown above assume the consummation of the Reorganziation, including the merger of the Navellier Millennium Large Cap Portfolio into the Acquiring Fund.


     As reflected above, it is expected that the Acquiring Fund will have lower total operating expenses than those historically incurred by Portfolio. Mr. Navellier believes that the lower management fee charged to the Acquiring Fund and avoiding or reducing costs by merging the Portfolio into the Acquiring Fund will save the Portfolio in excess of $50,000 per year by reducing the fees paid to trustees, outside counsel to the independent trustees, reducing printing and mailing and reduced management fees, and that the Reorganization would be advantageous to and in the best interests of the Shareholders. See "The Proposed Transactions--Reasons for the Proposed Transactions".

FEE EXAMPLE

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Navellier Large Cap Growth versus Touchstone Large Cap Growth and Touchstone Large Cap Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same throughout all periods, and for Touchstone Large Cap Growth, are limited for the first two years following consummation of the Reorganization and thereafter, are not limited. The examples are for illustration only, and your actual costs may be higher or lower.


                                    1 Year    3 Years     5 Years     10 Years
Touchstone Large Cap Growth Fund
                                     $143       $443       $766         $1,680
Navellier Performance Large Cap
Growth Fund                          $152       $624       $1,123       $2,497
Pro Forma Combined                   $132       $454       $800         $1,773


PERFORMANCE

     The following charts show how the shares of Navellier Performance Large Cap Growth and the shares of Touchstone Large Cap Growth have performed in the past. Past performance is not an indication of future results.

YEAR-BY-YEAR TOTAL RETURN

     The charts below show the percentage gain or loss for the shares of Navellier Large Cap Growth and Touchstone Large Cap Growth in each full calendar year since the inception of each Portfolio on December 19, 1997 and August 2, 1993, respectively. The charts should give you a general idea of the risks of investing in the Portfolios by showing how a portfolio's return has varied from year-to-year. The charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of the Portfolio which may have occurred before your investment began; accordingly, your investment results may differ. The Portfolios can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                     Navellier Performance Large Cap Growth

    1998           1999          2000          2001          2002
   41.17%         63.03%        -7.66%        -23.47%       -26.70%

                  Highest Quarter: 4th Quarter 1999, up 40.00%
                  Lowest Quarter: 1st Quarter 2001, down 27.98%


The year-to-date return for the Navellier Performance Large Cap Growth Fund's Class A shares as of June 30, 2003 is 16.16%.

                           Touchstone Large Cap Growth

   1994       1995      1996       1997        1998       1999       2000       2001       2002
  -1.67%     32.07%    14.25%     29.34%      21.90%     18.53%     -19.50%    -23.20%    -36.16%

                  Highest Quarter: 4th Quarter 1998, up 20.28%
                  Lowest Quarter: 1st Quarter 2001, down 22.72%


The year-to-date return for the Touchstone Large Cap Growth Fund's Class A shares as of June 30, 2003 is 10.68%.


The following table shows the after-tax returns calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses, or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                 Return after
                                             Return after          taxes on
                                               taxes on         distributions
                              Return        Distributions        and sale of     Russell 1000
                           before taxes          only            fund shares     Growth Index

NAVELLIER LARGE CAP
GROWTH PORTFOLIO
  One Year                    -26.70%          -26.70%             -16.13%           -27.89%
  Five Year                     3.58%            3.56%               2.90%           -3.84%
  Since Inception               4.07%            4.05%               3.31%           *-3.24%

TOUCHSTONE LARGE CAP
GROWTH FUND
  One Year                    -36.16%          -39.84%             -24.46%           -27.89%
  Five Year                   -10.63%          -12.39%              -8.11%           -3.84%
  Since Inception               0.97%           -0.50%               0.57%           **7.62%

     *    Date of Index performance is from 12/19/1997.
     **   Date of Index performance is from 08/01/1993.

     The next table lists the average annual total return of the shares of the Portfolio and of Touchstone Large Cap Growth for the past one and five years and since inception (through December 31, 2002). This table includes the effects of Portfolio expenses and is intended to provide you with some indication of the risks of investing in each by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

     Average Annual Total Return (for the period ended 12/31/2002)(1)

                                    1 Year      5 Years        10 Years        From
                                     Ended       Ended          Ended        Inception
                                   12/31/02     12/31/02       12/31/02     to 12/31/02
Navellier Large Cap Growth                                                    4.07%
Portfolio                           -26.70%       3.58%           --          12/19/97

Touchstone Large Cap                                                          0.97%
Growth Fund                         -36.16%     -10.63%           --          8/2/1993

S&P 500 Index                                                                 *-0.59%
                                    -22.10%      -0.59%         9.34%         **9.38%
Russell 1000 Growth Index           -27.89%      -3.84%         6.71%         ***-3.24%
                                                                              **  9.62%

     (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

     *    Date of Index performance is from 01/01/1998.
     **   Date of Index performance is from 08/01/1993.
     ***  Date of Index performance is from 12/19/1997.

     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

     The Russell 1000 Growth Index is a widely recognized unmanaged index that measures the stock performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Touchstone Large Cap Growth is also contained in management's discussion of Touchstone Large Cap Growth's performance. This information also appears in the most recent Annual Report of the Trust relating to Touchstone Large Cap Growth.

     Upon consummation of the Reorganization, Touchstone Large Cap Growth will assume and publish the performance history of Navellier Performance Large Cap Growth.

PURCHASES AND EXCHANGES

     Acquiring Fund Shares are sold in a continuous offering and are offered to the public, and may be purchased through securities dealers or directly from the Acquiring Fund's underwriter, Touchstone Securities, Inc., at the net asset value next computed after the receipt of a purchase order. A one time 5.75% sales charge is imposed by the Acquiring Fund on purchases of Acquiring Fund Class 'A' Shares; however, Navellier Performance Large Cap Growth shareholders as of the consummation of the Reorganization may continue to purchase Class 'A' shares without a sales charge for as long as an open account with a share balance is maintained in the Acquiring Fund. The Acquiring Fund charges an annual 0.25% 12b-1 fee and securities dealers may charge a processing fee for orders transmitted by such dealers to the Acquiring Fund. The Portfolio charges an annual 0.25% 12b-1 fee.

     The Acquiring Fund currently offers an exchange privilege, including telephone exchange privileges, which, subject to certain restrictions, permit shares of any of the other portfolios of the Touchstone Strategic Trust to be exchanged for shares of the Acquiring Fund. These exchanges are based upon each portfolio's net asset value per share next computed following receipt of a properly-executed exchange request without any sales charge. These exchanges also may be made only between identically-registered accounts, and these exchange privileges also are available only in states where the shares to be acquired may be legally sold. If the proposed merger does not occur, Portfolio shareholders will not be able to exchange their Portfolio shares for shares of any series of the Touchstone Strategic Trust. Except for the foregoing, there would be no material differences between the exchange privileges which shareholders of the Portfolio currently have and the exchange privileges which such shareholders will have as shareholders of the Acquiring Fund upon effectiveness of the Reorganization.

     The Acquiring Fund has reserved the right to reject or refuse, at Acquiring Fund's discretion, any order for the purchase of its shares in whole or in part.

REDEMPTION PROCEDURES AND FEES

     Acquiring Fund Shares may be redeemed at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption in proper form. Payment of redemption proceeds for redeemed Acquiring Fund Shares ordinarily are made within seven days after receipt of a redemption request in proper form and documentation. Shares of the Acquiring Fund may be redeemed without charge.

DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC REINVESTMENT

     The Acquiring Fund and the Portfolio each declares and pays dividends from the net investment income and short-term capital gains, if any, to shareholders. The Portfolio pays dividends annually during December of each year and distributes long-term capital gains, if any, to shareholders on an annual basis in December. The Acquiring Fund pays dividends quarterly and pays capital gains, if any, at least annually.

     The income dividends and capital gains distributions for investors in the Acquiring Fund and in the Portfolio are each automatically reinvested, without sales charge, in additional shares of the Acquiring Fund and of the Portfolio respectively at the applicable net asset value of such shares calculated on the ex-dividend date unless such an investor has requested otherwise in writing.

FEDERAL TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION

     The Acquiring Fund and the Portfolio have received, as a condition to the Reorganization, opinions of legal counsel, to the effect, for Federal income tax purposes, that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by Touchstone Strategic Trust or by the Acquiring Fund, by the Navellier Performance Funds or by the Portfolio, or by their respective shareholders (see "The Proposed Transactions--Federal Income Tax Consequences").

COSTS AND EXPENSES OF THE REORGANIZATION

     Navellier Management, Inc. will pay the costs, expenses, and professional fees incurred in the preparation and mailing of this notice and this combined prospectus/proxy statement and the proxy, and in the solicitation of proxies, which may include reimbursement to broker-dealers and others who forward proxy materials to their clients and the costs of a professional solicitation firm. See "Introduction and Voting Information--Proxy Solicitation".

CONTINUATION OF SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES

     As a result of the proposed transactions contemplated by the Reorganization of the Portfolio into the Acquiring Fund, Shareholders would cease to be shareholders of the Portfolio and would receive on the books of the Acquiring Fund, that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of his or her Portfolio Shares as of the close of business on the Closing Date.

     The Acquiring Fund will establish accounts on the Closing Date for Shareholders which will contain the appropriate number of Acquiring Fund Shares. Acceptance of Acquiring Fund Shares by a Shareholder will be deemed to be authorization of the Acquiring Fund and its agents to establish, with respect to the Acquiring Fund, all of the account options, including telephone redemptions, if any, and dividend and distribution options, as have been established for the Shareholder's Portfolio account. Shareholders who are receiving payments under an Automatic Investment Plan, with respect to Portfolio Shares, will retain the same rights and privileges as to Acquiring Fund Shares under such an Automatic Investment Plan after the Reorganization. Similarly, no further action will be necessary in order to continue, with respect to Acquiring Fund Shares, any retirement plan currently maintained by a Shareholder with respect to Portfolio Shares.

     As a series of a Massachusetts business trust, the Acquiring Fund will not issue certificates evidencing ownership of Acquiring Fund Shares. Shareholders of Portfolio will have their beneficial interests in Portfolio cancelled on the books of Portfolio in order to receive Acquiring Fund Shares on the books of Acquiring Fund as a result of the Reorganization.

     No sales or other charges will be imposed in  connection  with the issuance
of   Acquiring   Fund  Shares  to   Portfolio   Shareholders   pursuant  to  the
Reorganization.

FORM OF ORGANIZATION OF TOUCHSTONE STRATEGIC TRUST

     Touchstone Strategic Trust is an unincorporated voluntary association organized under the laws of the State of Massachusetts as a business trust pursuant to the Declaration of Trust. The operations of Touchstone Strategic Trust and the Acquiring Fund (a Portfolio of Touchstone Strategic Trust) are governed by this Declaration of Trust, by Touchstone Strategic Trust's By-Laws, and by Massachusetts Law, as applicable. The Navellier Performance Funds is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust. The operations of The Navellier Performance Funds and the Portfolio are governed by The Navellier Performance Funds' Declaration of Trust dated October 17, 1995, and by Delaware law, as applicable. Both Touchstone Strategic Trust and The Navellier Performance Funds, as well as their series investment portfolios, are subject to the provisions of the 1940 Act and to the rules and regulations of the Commission thereunder. Touchstone Strategic Trust is authorized to issue an unlimited number of shares of beneficial interest in one or more series investment portfolios or funds. Currently, Touchstone Strategic Trust is composed of six (6) separate investment portfolios: the Emerging Growth Fund, the Growth Opportunities Fund, the Large Cap Growth Fund, the Enhanced 30 Fund, the Value Plus Fund, and the Small Cap Growth Fund ("the Portfolios"). See "The Proposed Transactions--Description of Securities to Be Issued".


PRINCIPAL RISK FACTORS

     The principal risks associated with an investment in the Acquiring Fund after the consummation of the Reorganization are discussed below. These risks are identical to the risks of investing in the Portfolio.

     An investment in shares of the Acquiring Fund involves certain speculative considerations. There can be no assurance that any of the Acquiring Fund's objectives will be achieved or that the value of the investment will increase. An investment in shares of the Portfolio also involves the same risks.


MARKET RISK

     A fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a fund's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Acquiring Fund could miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

     Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Navellier Management, Inc. will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities.

     While, to some extent, the risks to the Acquiring Fund of investing in foreign securities may be limited, since it may not invest more than 25% of its net asset value in such securities and since it may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist. The same risks apply to the Portfolio's investments in foreign securities.

PORTFOLIO TURNOVER

     While the future annual rate of portfolio turnover is unknown, Navellier Management, Inc. estimates but cannot guarantee that the annual portfolio turnover rate will not exceed 200%. Navellier Management, Inc., which is also the investment advisor to the Portfolio, will employ the same investment style for the Acquiring Fund as it employed in managing the Portfolio, which had an annual portfolio turnover rate in 2002 of 115%. However, these are NOT restrictions on Navellier Management, Inc. and if, in Navellier Management Inc.'s judgment, a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance, then Navellier Management, Inc. is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities and could therefore adversely affect performance.

NON-DIVERSIFICATION RISK


The Acquiring Fund is a non-diversified investment companies (assuming the approval of the shareholders of the Acquiring Fund to change the Fund to a non-diversified fund upon completion of the Reorganization) and as such, may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's investments than in the investments of a Fund which invests in numerous issuers.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     As discussed below, the investment objective and policies of the Acquiring Fund and the Portfolio will be the same (subject to the approval of the shareholders of Touchstone Large Cap Growth to change the Fund to a non-diversified fund upon completion of the Reorganization). The Comparison of Investment Objectives and Policies has been prepared assuming such change takes place.

INVESTMENT OBJECTIVE AND POLICIES

     GENERAL. The Acquiring Fund and the Portfolio each invest in the common stocks of large cap companies (companies with market capitalization of more than $5 Billion).

INVESTMENT OBJECTIVE OF THE ACQUIRING FUND


     The Investment Objective of the Acquiring Fund is and will be to achieve long-term growth of capital. The Acquiring Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. After the Reorganization, the sole objective of the Acquiring Fund is to seek to achieve long term growth of capital primarily through investments in securities of large cap companies (companies with market capitalization of more than $5 Billion) with appreciation potential by applying the proprietary modern portfolio theory techniques of Navellier Management, Inc. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund's investment objectives may be changed without shareholder approval subject to 60 days notice to shareholders. The Acquiring Fund should not be considered suitable for investors seeking current income.


INVESTMENT OBJECTIVE OF THE PORTFOLIO

     The investment objective of the Portfolio is the same as the investment objective of the Acquiring Fund. The Portfolio's investment objective is to achieve long-term growth of capital primarily through investment in large cap companies with appreciation potential. The Portfolio invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Portfolio is to seek to achieve long term growth of capital primarily through investments in securities of large cap companies (companies with market capitalization of more than $5 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. The Portfolio should not be considered suitable for investors seeking current income.

     OTHER INVESTMENTS. Both the Acquiring Fund and the Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the investment advisor, such investment will further their cash needs or temporary defensive needs. In addition, when the investment advisor feels that market or other conditions warrant it, for temporary defensive purposes, both the Acquiring Fund and the Portfolio may retain cash or invest all or any portion of their assets in cash equivalents, including money market mutual funds. Under normal conditions, both the Acquiring Fund's and Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of such fund.

CERTAIN INVESTMENT RESTRICTIONS AND LIMITATIONS

     The investment restrictions and limitations of Acquiring Fund and those of the Portfolio are and will be substantially the same (subject to the approval of the shareholders of Touchstone Large Cap Growth to change that Fund to a non-diversified fund upon completion of the Reorganization). Unless otherwise specified, the investment restrictions and limitations are considered to be "fundamental" policies, and, as such, may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of Acquiring Fund's or Portfolio's respective outstanding shares.

     The Portfolio may not:

               1. Purchase securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of the Portfolio's total assets (taken at market value) would be invested in the securities of such issuer, or
          (ii) more than 10% of the voting securities of any class of such issuer would be held by the Portfolio.

               2. Concentrate the Portfolio investments in any one industry. To comply with this restriction, no security may be purchased for the Portfolio if such purchase would cause the value of the aggregate investment of the Portfolio in any one industry to be 25% or more of the Portfolio's total assets (taken at market value).

               3. Purchase any securities or other property on margin, or engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain without payment of any additional consideration securities equivalent in kind and amount to the securities sold); PROVIDED, HOWEVER, that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

               4. Make cash loans, except that the Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

               5. Make securities loans, except that the Portfolio may make loans of the securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33 1/3% of the value of the total assets (taken at market value) of the Portfolio.

               6. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Portfolio may purchase securities of issuers which deal in real estate or commodities even though this is not a primary objective of the Portfolio but only if such securities are large cap equity securities or constitute less than 20% of the Portfolio's total assets.

               7. Invest in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part of such activities, but only if such securities are large cap equity securities or constitute less than 20% of the Portfolio's total assets.

               8. Invest in or sell puts, calls, straddles, and any combination thereof.

               9. Purchase securities of companies for the purpose of exercising management or control.

               10. Participate in a joint or joint and several trading account in securities.

               11. Purchase the securities of (i) other open-end investment companies, or (ii) closed-end investment companies.

               12. Issue senior securities or borrow money, except that Portfolio may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made. The Portfolio may not invest in securities while the amount of its borrowing exceeds 5% of its total assets.

               13. Pledge, mortgage, or hypothecate its assets to an extent greater than 10% of its total assets to secure borrowings made pursuant to the provisions of Item 12 above.

     The following investment restrictions are "fundamental policies" of the Acquiring Fund and may not be changed with respect to the Acquiring Fund without the approval of a "majority of the outstanding voting securities" of the Acquiring Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in the Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Acquiring Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE ACQUIRIING FUND ARE:

          1. BORROWING MONEY. The Acquiring Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 ACT.

          2. UNDERWRITING. The Acquiring Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Acquiring Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.


          3. LOANS. The Acquiring Fund may not make loans to other persons except that the Acquiring Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

          4. REAL ESTATE. The Acquiring Fund may not purchase or sell real estate except that the Acquiring Fund may (1) hold and sell real estate acquired as a result of the Acquiring Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities or entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

          5. COMMODITIES. The Acquiring Fund will not purchase or sell physical commodities except that the Acquiring Fund may (1) hold and sell physical commodities acquired as a result of the Acquiring Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

          6. CONCENTRATION OF INVESTMENTS. The Acquiring Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Acquiring Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

          7. SENIOR SECURITIES. The Acquiring Fund my not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

                            THE PROPOSED TRANSACTIONS

PROPOSED AGREEMENT AND PLAN OF REORGANIZATION


     The terms and conditions of the proposed merger, as contemplated by the Reorganization, are set forth in the Plan. Significant provisions of the Plan, with respect to the proposed Reorganization of the Portfolio into the Acquiring Fund, are summarized immediately below. This summary, however, is qualified in its entirety by reference to the Plan, which is attached to this combined prospectus/ proxy statement as Appendix A.

     With respect to the proposed Reorganization, the Plan contemplates (i) the Acquiring Fund, on the closing date of the Reorganization, acquiring all of the assets of the Portfolio and all the assets of the Millennium Portfolio in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all valid liabilities of the Portfolio and of the Millennium Portfolio and (ii) the constructive distribution of Acquiring Fund Shares to the Shareholders of the Portfolio and to the shareholders of the Millennium Portfolio in exchange for the Portfolio Shares and the Millennium Portfolio Shares of such Shareholders, all as provided for by the Plan.


     The assets of the Portfolio and the assets of the Millennium Portfolio to be acquired by the Acquiring Fund include all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivables which are owned by the Portfolio and those owned by the Millennium Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Portfolio and on the books of the Millennium Portfolio on the closing date of the Reorganization. The Acquiring Fund will assume from the Portfolio and from the Millennium Portfolio all valid liabilities, expenses, costs, charges and reserves reflected on unaudited statements of assets and liabilities of the Portfolio and of the Millennium Portfolio. The Acquiring Fund also will deliver Acquiring Fund Shares to the Portfolio and to the Millennium Portfolio, which Acquiring Fund Shares the Portfolio and the Millennium Portfolio shall then distribute to their respective Shareholders in exchange for such Shareholders' Portfolio Shares or Millennium Portfolio Shares. The exchange of the Portfolio's assets and the Millennium Portfolio's assets for the Acquiring Fund Shares is anticipated to occur on September 19, 2003, or such later date as the parties may agree upon (the "Closing Date").


     The value of the Portfolio's assets and the Millennium Portfolio's assets to be acquired by the Acquiring Fund and the value of the Portfolio's valid liabilities and the Millennium Portfolio's valid liabilities to be assumed by the Acquiring Fund and the net asset value of a share of the Acquiring Fund will be determined as of immediately after the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

     Upon the Closing Date, the Portfolio and the Millennium Portfolio will liquidate and distribute pro rata to their Shareholders of record (as evidenced by such Shareholders' Portfolio and Millennium Portfolio Shares) the Acquiring Fund Shares received by the Portfolio and the Millennium Portfolio in exchange for such Shareholders' interests in the Portfolio and the Millennium Portfolio. These liquidations and distributions will be accomplished by opening accounts on the books of the Acquiring Fund in the name of each shareholder of record in the Portfolio and in the Millennium Portfolio and by crediting thereon the shares previously credited to the Portfolio and to the Millennium Portfolio account of the shareholder on those books, as described above (see "Synopsis--Continuation of Shareholder Accounts; Share Certificates"). Each such Acquiring Fund shareholder account shall represent the respective pro-rata number of the Acquiring Fund Shares due to such Shareholder.

     Accordingly, every Shareholder will own Acquiring Fund Shares immediately after the Reorganization, the total value of which Acquiring Fund Shares will be equal to the total value of his or her Portfolio Shares or Millennium Portfolio Shares immediately prior to the Reorganization. Moreover, because the Acquiring Fund Shares will be issued at net asset value in exchange for the net assets transferred from the Portfolio or from the Millennium Portfolio, the total net asset value of the Acquiring Fund Shares received by Portfolio Shareholders or Millennium Portfolio Shareholders after the transfer of assets will be equal to the net asset value of the Portfolio Shares or Millennium Portfolio Shares at the Closing Date. Thus, the Reorganization will not result in a dilution in value of any Shareholder account.

     The consummation of the proposed transaction contemplated by the Reorganization is subject to a number of conditions set forth in the Plan, some of which conditions may be waived by the Touchstone Strategic Trust Board or by the Performance Funds Board, or by an authorized officer of the Touchstone Strategic Trust or The Navellier Performance Funds, as appropriate. Among the significant conditions (which may not be waived) for the Reorganization are: (i) the receipt by the Portfolio and by the Millennium Portfolio and by the Acquiring Fund of an opinion of counsel as to certain Federal income tax aspects of the Reorganization (see "The Proposed Transactions--Federal Income Tax Consequences") (which opinion of counsel has already been received); (ii) the approval of the Plan by the affirmative vote of the holders of at least 67% of the Portfolio shares and of the Millennium Portfolio Shares present in person or by proxy entitled to vote at the Portfolio shareholders' meeting and at the Millennium Portfolio Shareholder's meeting if a quorum is present or a majority of the Portfolio's and of the Millennium Portfolio's outstanding voting shares, whichever percentage is less and (iii) approval of the Plan by the Portfolio's Board of Trustees and by the Millennium Portfolio's Board of Trustees (which approvals have also already been obtained). The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders, prior to the applicable Closing Date or by mutual consent of the Portfolio or the Millennium Portfolio and the Acquiring Fund. In addition, the Plan may be amended in any mutually-agreeable manner, except that no amendment may be made to the Plan subsequent to the Meeting that would be materially detrimental to the Shareholders.


     In addition, approval by the shareholders of the Acquiring Fund of the change of that Fund from a diversified to a non-diversifed series of the Trust is a condition precedent to the consummation of the Reorganization.

     The Investment Sub-Advisor to the Acquiring Fund (Navellier Management, Inc.) contemplates that the Portfolio's and the Millennium Portfolio's assets at the date of the transactions of the Reorganization will be invested in a manner consistent with the investment objectives and policies of both the Portfolio and the Millennium Portfolio and the Acquiring Fund.


REASONS FOR THE PROPOSED TRANSACTIONS

     As described below in greater detail, the Portfolio's Trustees and the Millennium Portfolio's Trustees believe the Reorganization would benefit Shareholders of the Portfolio and of the Millennium Portfolio by substantially reducing existing operating costs and expenses of the Portfolio and of the Millennium Portfolio by an estimated $50,000 per year or more thereby promoting more efficient operations. It is estimated that a proposed merger of the Portfolio and of the Millennium Portfolio into the Acquiring Fund would substantially reduce the annual operating expenses of the Portfolio and of the Millennium Portfolio by reducing the Portfolio's and the Millennium Portfolio's annual Independent Trustee's fees, expenses, independent counsel's fees and; by reducing liability insurance, costs of printing separate prospectuses, annual and semi-annual shareholder reports, quarterly reports and mailings for the

Portfolio and for the Millennium Portfolio; by reducing the management fee charged by the Investment Advisor; and that a proposed merger would generally increase the efficiency of operations and would not result in any change in the way the assets were managed, since the Investment Sub-Advisor, Navellier Management, Inc., would remain the same and would operate pursuant to the same investment objectives and restrictions. For these reasons, the Trustees believe that the Reorganization of the Portfolio and of the Millennium Portfolio into the Acquiring Fund is in the best interests of the Shareholders of the Portfolio and of the Millennium Portfolio and that the interests of the Shareholders of the Portfolio and of the Millennium Portfolio would not be diluted by the Reorganization.

     The Portfolio Trustees and the Millennium Portfolio Trustees recommend that the Shareholders of the Portfolio and of the Millennium Portfolio vote FOR Proposal 1 (the Reorganization) based on a number of factors, first and foremost of which is that the Reorganization should result in substantial savings. The Portfolio Trustees and the Millennium Portfolio Trustees also believe that the Reorganization, if effected, would enable the resulting larger fund complex, with its larger asset base, to achieve enhanced distribution capability. It is also believed that the anticipated reduction in costs should increase the performance of the Portfolio and of the Millennium Portfolio.

     It is estimated that the proposed merger should permit the reduction or elimination of certain costs and expenses presently incurred for services that are separately performed for the Portfolio, the Millennium Portfolio and the Acquiring Fund. For example, the projected Independent Trustees fees and expenses expected to be paid to the Independent Trustees of the Portfolio and of the Millennium Portfolio would be reduced, as would the liability insurance and the attorney's fees and costs of outside counsel for the Independent Trustees. These costs should be eliminated or greatly reduced. Printing and mailing costs should be reduced as a result of a single prospectus, annual report, and semi-annual report. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services. Expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, however, would be largely unaffected by the Reorganization. Achievement of these goals, of course, cannot be assured.

     The Portfolio Trustees and the Millennium Portfolio Trustees recommend the proposed Reorganization, and the transactions contemplated thereby, to the Shareholders for the reasons set forth above as well as on a number of other factors, including the following:

1. the terms and conditions of the Reorganization and the fact that the Reorganization would not result in dilution of Shareholder interests;

2. the fact that the investment objectives, policies, Navellier investment style and restrictions of the Portfolio, the Millennium Portfolio and the Acquiring Fund would remain essentially the same;

3. similar service features available to shareholders in the Portfolio, the Millennium Portfolio and the Acquiring Fund;

4. the anticipated benefits to the Shareholders of the Portfolio and of the Millennium Portfolio by being part of the Touchstone Investments;

5.   the tax-free nature and consequences of the Reorganization;

6. the expense ratios, fees, and expenses of Touchstone Large Cap Growth including the fact that the investment advisory fee rate paid by Touchstone Large Cap Growth is lower than that paid by Navellier Large Cap Growth;

7. the fact that the Manager has contractually agreed to limit the total annual operating of the Acquiring Fund for at least two years and that such expenses would be lower than the current operating expenses of the Portfolio;

8. the fact that Navellier Management, Inc. and Touchstone Advisors, Inc. will bear the expenses incurred by the Portfolio and the Acquiring Fund in connection with the Reorganization;

The Trustees of the Trust have also approved the Plan on behalf of Touchstone Large Cap Growth.


     YOUR TRUSTEES BELIEVE THE PROPOSED REORGANIZATION PLAN SHOULD BE APPROVED. The consummation of the proposed transactions contemplated by the Reorganization is subject to a number of conditions set forth in the Plan, some of which conditions may be waived by the Trustees. See "The Proposed Transactions--Agreement and proposed Plan of Reorganization." Among the significant conditions (which may not be waived) for the Reorganization are (i) the receipt by each of the Funds of an opinion of counsel (or a revenue ruling of the U.S. Internal Revenue Service) as to certain Federal income tax aspects of the Reorganization (see "The Proposed Transactions--Federal Income Tax Consequences") (that opinion of counsel has been received) and (ii) the approval of the Plan by the affirmative vote of at least 67% of the Portfolio Shares and at least 67% of the Millennium Portfolio Shares present in person or by proxy if a quorum of shareholders is present or the holders of at least a majority of the outstanding voting Shares of the Portfolio and of the Shares of the Millennium Portfolio, whichever amount is less and (iii) approval of the proposed merger by the Trustees of the Portfolio and of the Trustees of the Millennium Portfolio (these conditions have also been satisfied). The Plan provides, with respect to the Reorganization, for the acquisition of all the assets of the Portfolio and all the assets of the Millennium Portfolio by the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all valid liabilities of the Portfolio and of the Millennium Portfolio. The Acquiring Fund Shares received by the Portfolio and the Acquiring Fund shares received by the Millennium Portfolio then would be distributed pro rata to the Shareholders of the Portfolio and to the Shareholders of the Millennium Portfolio respectively. The outstanding Shares of the Portfolio would be cancelled and the Portfolio would be liquidated. The outstanding Shares of the Millennium Portfolio would be cancelled and the Millennium Portfolio would be liquidated. The Reorganization is anticipated to occur on September 19, 2003, or such later date as the parties may agree upon (the "Closing Date"). As a result of the proposed transactions contemplated by the Reorganization, each portfolio shareholder would receive a number of full and fractional shares of the corresponding Acquiring Fund having a total net asset value equal in value to the net asset value of his or her Shares in the Portfolio and/or the Millennium Portfolio as of the Closing Date of the Reorganization.


DESCRIPTION OF SECURITIES TO BE ISSUED

     GENERAL. The Acquiring Fund Shares to be issued pursuant to the proposed Reorganization represent shares of beneficial interest in the Large Cap

Growth Fund of the Touchstone Strategic Trust, which is a diversified, open-end management investment company. Touchstone Strategic Trust is an unincorporated voluntary association organized under the laws of the State of Massachusetts as a business trust, pursuant to Touchstone Strategic Trust's Declaration of Trust, dated November 18, 1982 (the "Declaration of Trust"). The Declaration of Trust authorizes Touchstone Strategic Trust to issue an unlimited number of shares of beneficial interest in one or more series. Currently, Touchstone Strategic Trust has authorized six series: the Small Cap Growth Fund, the Emerging Growth Fund, the Growth Opportunities Fund, the Large Cap Growth Fund, the Enhanced 30 Fund and the Value Plus Fund. Other series in the Touchstone Strategic Trust, however, may be added in the future. Each Acquiring Fund Share represents an equal proportionate interest with each other Acquiring Fund Share and each such Acquiring Fund Share is entitled to equal voting, dividend, liquidation and redemption rights. Acquiring Fund Shares entitle their holders to one vote per full share held and to fractional votes for fractional shares held. The Acquiring Fund Shares do not have cumulative voting rights, preemptive rights or subscription rights and are fully paid, nonassessable, redeemable and freely transferable.


     Currently, each shareholder of the Acquiring Fund is permitted to inspect the records, accounts and books of the Touchstone Strategic Trust for any legitimate business purpose.

     MEETINGS. As a Massachusetts business trust, Touchstone Strategic Trust is not required to hold an annual shareholders' meeting if the 1940 Act does not require such a meeting. The Declaration of Trust provides that a special meeting of Touchstone Strategic Trust shareholders of any series of Touchstone Strategic Trust may be called by the Trustees of Touchstone Strategic Trust and shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of a series of the Touchstone Strategic Trust entitled to vote. Touchstone Strategic Trust will hold special shareholder meetings as required or deemed desirable by the Board for such purposes as electing Trustees, changing fundamental policies or approving an investment advisory or shareholder services agreement. Any Trustee may be removed from office with or without cause at any time either by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, or by a vote of Touchstone Strategic Trust shareholders owning at least two-thirds (2/3) of the outstanding shares of a series of the Touchstone Strategic Trust. If requested by shareholders of at least 10% of the outstanding shares of a series of the Touchstone Strategic Trust, Touchstone Strategic Trust will call a shareholder meeting for the purpose of voting upon the question of the removal of a Trustee and will assist in communications with other Touchstone Strategic Trust shareholders as required by Section 16(c) of the 1940 Act.

     SHAREHOLDER LIABILITY. Beneficial owners of a Massachusetts business trust, such as Touchstone Strategic Trust,may under some circumstances be liable for obligations of the Fund. Touchstone Strategic Trust's governing instrument, the Trust Declaration, however, specifically disclaims shareholder liability for acts or obligations of Touchstone Strategic Trust and provides that Touchstone Strategic Trust's shareholders shall not be subject to any personal liability for the acts or obligations of Touchstone Strategic Trust. The Trust Declaration further provides for indemnification, out of the property of the series of Touchstone Strategic Trust with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of such series and not because of his or her acts or omissions or for some other reason. Thus, the risk of a shareholder of Touchstone Strategic Trust incurring financial loss on account of shareholder liability is considered remote since such liability is limited to circumstances in which a disclaimer is inoperative and Touchstone Strategic Trust would be unable to meet its obligations.

     LIABILITY OF TRUSTEES. Under the Declaration of Trust, a Trustee will be held personally liable only for the Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of a Trustee. Under said Declaration of Trust and separate indemnity agreements, Trustees and officers of Touchstone Strategic Trust ("Trust Officers") will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's action was in or not opposed to the best interest of Touchstone Strategic Trust or if the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties. Touchstone Strategic Trust also may advance money for these expenses provided that the Trustee or the Trust Officer undertakes to repay Touchstone Strategic Trust if that person's conduct later is determined to preclude indemnification. The Navellier Performance Funds' Declaration of Trust and separate indemnity agreements currently set forth comparable provisions.

     The foregoing is only a summary of certain characteristics of (i) the shares of beneficial interest of Touchstone Strategic Trust to be issued pursuant to the proposed Reorganization, (ii) the operations of Touchstone Strategic Trust's Declaration of Trust and By-Laws, and (iii) Massachusetts law. The foregoing is not a complete description of the shares of beneficial interest of Touchstone Strategic Trust nor of the documents or laws cited. Shareholders should refer to the provisions of Massachusetts's law directly for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES


     Touchstone Strategic Trust and The Navellier Performance Funds have received, as a condition to the Reorganization, an opinion from Sullivan & Worcester LLP to the effect, for Federal income tax purposes and with respect to the Reorganization, that:

1. the proposed Reorganization and the transactions contemplated thereby, as described herein, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code (the "Code");

2. no gain or loss generally will be recognized to the Portfolio upon the transfer of all of the Portfolio's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all valid liabilities of the Portfolio and the subsequent distribution of those Acquiring Fund Shares to the Portfolio's Shareholders of record in liquidation thereof;

3. no gain or loss will be recognized to the Acquiring Fund upon the receipt of those Portfolio assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of those valid Portfolio liabilities;

4. the Acquiring Fund's basis for those Portfolio assets transferred by the Portfolio to the Acquiring Fund will be the same as the basis thereof in the Portfolio's hands immediately before the Reorganization and the Acquiring Fund's holding period for those assets will include the Portfolio's holding periods therefore;

5. each Shareholder of record will recognize no gain or loss upon the constructive exchange of all of his or her Portfolio Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

6. each Shareholder's basis for the Acquiring Fund Shares to be received by the Shareholder pursuant to the Reorganization will be the same as the Shareholder's basis in the Portfolio Shares to be constructively surrendered in exchange therefore; and

7. each such Shareholder's holding period for those Acquiring Fund Shares will include the period during which the Portfolio Shares to be constructively surrendered in exchange for Acquiring Fund Shares were held, provided the Portfolio Shares were held as capital assets by that Shareholder on the date of the Reorganization.


     A revenue ruling of the Internal Revenue Service as to the Reorganization is not expected to be obtained.


     THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. SHAREHOLDERS OF THE PORTFOLIO ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THE SHAREHOLDERS.


PRO FORMA CAPITALIZATION AND RATIOS

     The following table shows the capitalization of the Portfolio, the Millennium Portfolio, , and the Acquiring Fund shares as of December 31, 2002, and combined in the aggregate on a pro forma basis, as of December 31, 2002 giving effect to the Reorganization:

---------------------------------------------------------------------------------------------------------
                                                                                        Touchstone Large
                                                     Navellier          Navellier          Cap Growth
     Class A                  Touchstone Large   Millennium Large     Performance         Combined Pro
   Information                   Growth Cap         Cap Growth      Large Cap Growth         Forma
---------------------------------------------------------------------------------------------------------
Net Assets
Class A                          $33,843,198        $   355,316        $13,831,464        $48,029,978
Class B                               54,017            423,950                               477,967
Class C                            1,092,490            215,949                             1,308,439
Total Net Assets                  34,989,705            995,215         13,831,464         49,816,384
---------------------------------------------------------------------------------------------------------
Net Asset Value
Per Share
Class A                          $      8.05        $      4.63        $     12.19        $     12.19
Class B                                 7.62               4.56                                 12.19
Class C                                 7.59               4.55                                 12.19
---------------------------------------------------------------------------------------------------------
Shares Outstanding
Class A                            4,202,127             76,781          1,134,468          3,939,924
Class B                                7,090             92,912                                39,210
Class C                              143,907             47,449                               107,337
Total Shares Outstanding           4,353,124            217,142          1,134,468          4,086,471
---------------------------------------------------------------------------------------------------------

DISSOLUTION OF THE PORTFOLIOS

     If the Plan is approved by the Shareholders of the Portfolio and of the Millennium Portfolio and the Reorganization is completed, the Portfolio and the Millennium Portfolio will be dissolved as soon as practicable in accordance with the provisions of Delaware law and the Plan. See "The Proposed Transactions--Agreement and Proposed Plan of Reorganization".

NAVELLIER GROUP RECOMMENDATION


     The Portfolio Trustees and Millennium Portfolio Trustees have solicited this shareholder vote to approve the Reorganization and recommend that the Portfolio Shareholders and Millennium Portfolio Shareholders vote FOR the Reorganization on the enclosed WHITE proxy card. The Portfolio Trustees and Millennium Portfolio Trustees, for the reasons mentioned herein (See "Reasons For Proposed Transactions"), believe the Reorganization of the Portfolio and Millennium Portfolio into the Acquiring Fund would result in cost savings, would be in the best interests of the Portfolio Shareholders and Millennium Portfolio Shareholders and that their interests would not be diluted.


     The Portfolio Trustees and Millennium Portfolio Trustees therefore recommend that the Shareholders of the Portfolio vote FOR Proposal No. 1 (the proposal to merge the Portfolio and Millennium Portfolio into the Acquiring Fund and the transactions contemplated thereby).

                          ADDITIONAL INFORMATION ABOUT
                THE ACQUIRING FUND AND THE ACQUIRING FUND SHARES


     Additional information about the Acquiring Fund is included in the current Prospectus of the Touchstone Strategic Trust, dated August 1, 2003. A copy of that prospectus has been filed with the Commission and is incorporated by reference herein. A Shareholder of the Portfolio or the Millennium Portfolio will receive with this combined prospectus/proxy statement, a copy of the prospectus for Touchstone Strategic Trust. Further information about the Acquiring Fund is included in the Statement of Additional Information for Touchstone Strategic Trust, dated August 1, 2003. The Statement of Additional Information has been filed with the Commission and is incorporated by reference herein. Copies of that Statement of Additional Information for Touchstone Strategic Trust may be obtained without charge by contacting Touchstone Investments toll-free at 1-800-543-0407.


                          ADDITIONAL INFORMATION ABOUT
                     THE PORTFOLIO AND THE PORTFOLIO SHARES


     Additional information about the Portfolio is included in the current Prospectus of the Navellier Performance Funds, dated May 1, 2003. A copy of that prospectus has been filed with the Commission and is incorporated by reference herein. Further information about the Portfolio is included in the Statement of Additional Information for The Navellier Performance Funds, dated May 1, 2003, which also has been filed with the Commission and is incorporated by reference herein. A copy of the Statement of Additional Information for The Navellier Performance Funds may be obtained without charge by contacting Navellier Management, Inc. at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671.


          ADDITIONAL INFORMATION ABOUT THE MILLENNIUM PORTFOLIO AND THE
                           MILLENNIUM PORTFOLIO SHARES


     Additional information about the Millennium Portfolio is included in the current Prospectus of the Navellier Millennium Funds, dated May 1, 2003. A copy of that prospectus has been filed with the Commission and is incorporated by reference herein. Further information about the Millennium Portfolio is included in the Statement of Additional Information for The Navellier Millennium Funds, dated May 1, 2003, which also has been filed with the Commission and is incorporated by reference herein. A copy of the Statement of Additional Information for The Navellier Millennium Funds may be obtained without charge by contacting Navellier Management, Inc. at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

     Touchstone Strategic Trust is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, files reports, proxy materials and other information with the Commission. The Navellier Performance Funds and the Navellier Millennium Funds are registered under the 1940 Act and are required to file reports under the 1940 Act. Such reports, proxy materials and other information can be inspected at the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20539, at prescribed rates.

LEGAL MATTERS


     Certain legal matters in connection with the issuance of the Acquiring Fund Shares will be passed upon by Sullivan & Worcester LLP.


FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Touchstone Large Cap Growth Fund at March 31, 2003, and for the periods indicated therein, included in the Company's Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The financial statements of Navellier Large Cap
Portfolio, a series of Navellier Performance Funds, and Navellier Large Cap Portfolio, a series of Navellier Millennium Funds, at December 31, 2002, and for the periods indicated therein, included in the (Trusts') Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Tait, Weller & Baker, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Copies of these financial statements, as included in the SAI, may be obtained without charge by contacting Touchstone Securities, Inc. at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by telephoning toll-free at

1-800-543-0407, for the Touchstone audited financial statements and by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671, for the Portfolio and or Millennium Portfolio financial statements.


PROXY SOLICITATION

     Proxies will be solicited by mail and, if necessary to obtain the requisite representation of Shareholders, your Trustees also may solicit proxies by telephone, telegraph, facsimile and/or personal interview by representatives of the Portfolio, Mr. Navellier, Navellier Management, Inc., employees of Navellier Management, Inc., or their affiliates, and by representatives of any independent proxy solicitation service retained for the Meeting. Louis Navellier and Navellier Management, Inc., whose principal location is One East Liberty Street, Third Floor, Reno, Nevada 89501, will bear the costs of its solicitation, including the costs such as the preparation and mailing of the notice, the combined prospectus/proxy statement, and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph. Banks, brokers, and other persons holding Portfolio Shares registered in their names or in the names of their nominees will be reimbursed for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Portfolio Shares.

     Mr. Navellier, as sole owner of Navellier Management, Inc., has a financial interest in the outcome of the vote because Navellier Management, Inc. would be investment sub-advisor to the merged Portfolio, for which it would receive investment advisory fees.

REVOCATION OF PROXIES

     You may revoke your proxy: (i) at any time prior to the proxy's exercise by written notice to The Navellier Performance Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501 prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

NO DISSENTERS' RIGHTS OF APPRAISAL

     The purpose of the Meeting is to vote on the proposed tax-free Reorganization of the Portfolio into the Acquiring Fund, as described below in greater detail. The Portfolio is a separate series of the Navellier Performance Funds. The Declaration of Trust of the Navellier Performance Funds (the "Declaration of Trust") does not entitle shareholders to appraisal rights (i.e., to demand the fair value of their shares) in the event of a reorganization or proposed merger. Consequently, the shareholders will be bound by the terms of the Plan, if the Plan is approved at the Meeting. Any Shareholder, however, may redeem his or her Portfolio Shares at net asset value prior to the closing date of the proposed Reorganization.

ADDITIONAL VOTING INFORMATION; VOTING OF PROXIES; ADJOURNMENT PROXY SOLICITATION

     Shareholders of record of the Portfolio at the close of business on July 31, 2003 (the "Record Date") will be entitled to vote at the Meeting. Such holders of shares of beneficial interest in the Portfolio ("Portfolio Shares") are entitled to one vote for each Portfolio Share held and to fractional votes for fractional Portfolio Shares held. A quorum for the Portfolio must be present in person or represented by Proxy for the transaction of business at the Meeting. The holders of record of one-third of the Portfolio Shares outstanding at the close of business on that Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Shareholders of the Portfolio. A quorum being present, the approval at the Meeting by the shareholders of the Portfolio for the proposed Reorganization requires the affirmative vote of at least 67% of the outstanding shares of the Portfolio present in person or represented by proxy at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy or more than 50% of the outstanding shares entitled to vote, whichever is less.

     If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of a matter proposed at the Meeting (a "Proposal"), as set forth in the Notice of this Meeting, are not received by September 19, 2003, or a date shortly thereafter, then the persons named as attorneys and proxies in the enclosed proxy ("Proxies") may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least one-third of the shares present in person or by proxy. The persons named as Proxies will vote those proxies that such persons are required to vote FOR such Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Shareholder vote may be taken on a Proposal in this combined prospectus/proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The individuals named as Proxies on the enclosed WHITE proxy card will vote in accordance with your direction, as indicated thereon, if your proxy card is received and is properly executed. If you properly execute your WHITE proxy and give no voting instructions with respect to a Proposal, your shares will be voted in favor of the Proposal. The duly-appointed Proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. Your Trustees are not aware of any other matters to come before the Meeting.

     Shares of beneficial interest in the Portfolio held by brokerage firms in "street name" for the benefit of a beneficial owner may be voted by the brokerage firms rather than by the beneficial owner unless the beneficial owner directs the brokerage firm in writing to vote the shares in a specified manner or executes a written proxy. Shares of beneficial ownership held by brokerage firms in "street name" for which the brokerage firm executes and returns proxies will be counted as present for purposes of determining whether a quorum is present. If the brokerage firm returns the proxy but does not give directions on how to vote, its shares will be counted as present for purposes of determining the number present for a quorum and will be counted as votes for the proposal. If the brokerage firms votes its beneficial shares to abstain, its beneficial shares will be counted as present for purposes of determining a quorum but will not be counted for purposes of a vote for or against the Proposal.

     If a beneficial owner executes and returns a proxy with no instructions as to how to vote, those shares of beneficial interest will count as present for purposes of determining whether a quorum is present and will be counted as votes for the proposal. If the beneficial owner returns the proxy and marks "abstain", his/her beneficial shares will be counted as present for purposes of determining a quorum but will not be counted as for or against the Proposal and will have no effect on the vote regarding the Proposal.

     If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on the Plan, then the Portfolio Shares covered by such broker non-vote shall be deemed present at the Meeting for the purposes of determining a quorum, but shall not be deemed to be represented at the Meeting for the purposes of calculating the number of Portfolio Shares present in person or represented by proxy at the Meeting with respect to the Plan or any other Proposal and will have no effect on the vote regarding the Proposal.

     As of the Record Date, there were outstanding and entitled to be voted 1,322,805.704 Portfolio Shares. As of the Record Date no shareholder held for the benefit of others more than 5% of the Portfolio. Trustees and officers of The Navellier Performance Funds own in the aggregate less than 1% of the shares of the Portfolio.

     As more fully described in this combined prospectus/proxy statement, the Meeting has been called for the following purpose:

     PROPOSAL 1.

     To approve a proposed Agreement and proposed Plan of Reorganization (the "Plan"), whereby the Portfolio would transfer all of its assets to the Large Cap Growth Fund (the "Acquiring Fund") of the Touchstone Strategic Trust in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would then be distributed to the shareholders of the Portfolio. Also, as part of the Plan, the Navellier Large Cap Growth Portfolio of The Navellier Millennium Funds ("Millennium Portfolio") would transfer all of its assets to the Acquiring Fund in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would then be distributed to the Shareholders of the Millennium Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all valid liabilities of the Portfolio and of the Millennium Portfolio.

     As described previously, if holders of more than 50% of the outstanding shares of record are present in person or by proxy, the approval by the Portfolio of Proposal 1 at the Meeting requires the affirmative vote of at least 67% of the Portfolio Shares present in person or represented by proxy at the Meeting or the vote of more than 50% of the outstanding shares entitled to vote, whichever is less.

     MR. NAVELLIER AND THE OTHER TRUSTEES OF THE PORTFOLIO UNANIMOUSLY RECOMMEND THAT THE PROPOSED REORGANIZATION DESCRIBED HEREIN BE "APPROVED."


                                 OTHER BUSINESS

     The Portfolio Trustees know of no business to be brought before the Meeting other than the matters set forth in this combined prospectus/proxy statement. Should any other matter requiring a vote of Shareholders arise, however, the Proxies will vote thereon according to their best judgment in the interests of the Portfolio and of the Shareholders.

                                              By Louis G. Navellier
                                              ----------------------
                                              Trustee, The Navellier
                                              Performance Funds

One East Liberty Street, Third Floor
Reno, Nevada 89501
August 19, 2003

                                   APPENDIX A:


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of June, 2003, by and between THE NAVELLIER MILLENNIUM FUNDS (the "Millennium Fund"), a Delaware business trust with its principal place of business at One East Liberty Street, Third Floor, Reno, Nevada 89501, THE NAVELLIER PERFORMANCE FUNDS (the "Performance Funds"), a Delaware business trust with its principal place of business at One East Liberty Street, Third Floor, Reno, Nevada 89501 and TOUCHSTONE STRATEGIC TRUST, a Massachusetts business trust with its principal place of business at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the proposed reorganizations of the NAVELLIER LARGE CAP GROWTH PORTFOLIO (the "Portfolio"), which portfolio is a series of the Navellier Performance Funds and the NAVELLIER LARGE CAP GROWTH PORTFOLIO (the "Millennium Portfolio") which portfolio is a series of the Navellier Millennium Funds), pursuant to which the Portfolio and the Millennium Portfolio will be merged into and become part of the Large Cap Growth Fund (the "Acquiring Fund") of the Touchstone Strategic Trust (the "Reorganization"). Specifically, this Agreement is intended to be and is adopted for the purpose of providing for the Reorganization of the Portfolio and the Millennium Portfolio into the Acquiring Fund. The Reorganization will consist of the transfer of all of the assets of the Portfolio and the Millennium Portfolio to the Acquiring Fund in exchange solely for (i) shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and (ii) the assumption by the Acquiring Fund of all valid liabilities of the Portfolio and of the Millennium Portfolio and the distribution of the Acquiring Fund Shares to the Shareholders of the Portfolio and the of Millennium Portfolio in complete liquidation of the Portfolio and the Millennium Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Performance Funds and the Millennium Funds and the Touchstone Strategic Trust are each open-end, registered investment companies of the management type and the Portfolio and the Millennium Portfolio own securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Portfolio and the Trustees of the Millennium Portfolio have each determined, with respect to such Reorganization, that the exchange of all of the assets of the Portfolio and all the assets of the Millennium Portfolio for Acquiring Fund shares and the assumption of all valid liabilities of the Portfolio and of the Millennium Portfolio by the Acquiring Fund is in the best interests of the Portfolio and the Millennium Portfolio and their Shareholders and that the interests of the existing Shareholders of the Portfolio and the Millennium Portfolio would not be diluted as a result of this transaction; and

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Portfolio and the Millennium Portfolio in an attempt to achieve greater operating economies and to retain Navellier
Management, Inc. as the investment sub-advisor to manage the assets of the Acquiring Fund after the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree, with respect to the Reorganization, as follows:

1. THE TRANSFER OF THE ASSETS OF THE PORTFOLIO AND THE ASSETS OF THE MILLENNIUM PORTFOLIO TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL VALID LIABILITIES OF THE PORTFOLIO AND OF THE MILLENNIUM PORTFOLIO BY THE ACQUIRING FUND AND THE LIQUIDATION OF THE PORTFOLIO AND THE MILLENNIUM PORTFOLIO

               1.1 For the Reorganization, the closing shall take place as provided for in paragraph 3.1 ("Closing") and the provisions of paragraphs 1 through 8 of this Agreement shall apply. At the Closing, the Portfolio and the Millennium Portfolio agree to transfer all of their assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (1) to deliver to the Portfolio and to the Millennium Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Portfolio's net assets and the value of the Millennium Portfolio's net assts each computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all valid liabilities of the Portfolio and of the Millennium Portfolio, as set forth in paragraph 1.3.

               1.2 The assets of the Portfolio and the assets of the Millennium Portfolio to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, interests, and dividends or interest receivable which are owned by the Portfolio and owned by the Millennium Portfolio and any deferred or prepaid expenses shown as assets on the books of the Portfolio or on the books of the Millennium Portfolio on the closing date provided in paragraph 3.1 (the "Closing Date").

               1.3 The Portfolio and the Millennium Portfolio will each endeavor to discharge all of their known valid liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all valid liabilities, expenses, costs, charges and reserves reflected on unaudited statements of assets and liabilities of the Portfolio and of the Millennium Portfolio prepared by the administrators of the Acquiring Fund and the Portfolio and the Millennium Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

               1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Portfolio and the Millennium Portfolio will each distribute pro rata to their Shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Portfolio Shareholders") and (the "Millennium Shareholders"), the Acquiring Fund Shares received by the Portfolio and by the Millennium Portfolio pursuant to paragraph 1.1 and will each completely liquidate. Such distributions and liquidations will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Portfolio and to the account of the Millennium Portfolio on the books of the Acquiring Fund to the share records of the Acquiring Fund in the names of the Portfolio Shareholders and in the names of the Millennium Portfolio Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Portfolio and of the Millennium Portfolio will simultaneously be canceled on the books of the Portfolio and of the Millennium Portfolio. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.   VALUATION

               2.1 The value of the Portfolio's assets and the value of the Millennium Portfolio's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value of such assets computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures for computing net asset value set forth in the Portfolio's and in the Millennium
          Portfolio's then-current prospectus or statement of additional information.

               2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures for computing net asset value set forth in the Touchstone Strategic Trust's then-current prospectus or statement of additional information.

               2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's assets and the Millennium Portfolio's assets shall be determined by dividing the value of the net assets of the Portfolio and the net assets of the Acquiring Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of Performance Large Cap Growthdetermined in accordance with paragraph 2.2.

               2.4 All computations of value for the Acquiring Fund shall be made by Integrated Fund Services, Inc.; all computations of value for the Portfolio and for the Millennium Portfolio shall be made by FBR National Bank & Trust.

3.   CLOSING AND CLOSING DATE


               3.1 The Closing for the Reorganization shall be September 22, 2003 or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., New York Time. The Closing shall be held at the offices of the Acquiring Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or at such other time and/or place as the parties may agree.

               3.2 FBR National Bank & Trust, Bethesda, Maryland, as custodian for the Portfolio and for the Millennium Portfolio (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that each of: (i) the Portfolio's and the Millennium Portfolio's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of the Portfolio's and the Millennium Portfolio's portfolio securities.

               3.3 FBR National Bank & Trust, (the "Transfer Agent"),  on behalf of the Portfolio and on behalf of the Millennium Portfolio, shall deliver at the Closing a certificate of an authorized officer stating that their records contain the names and addresses of the Portfolio Shareholders and of the Millennium Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund by an authorized officer of Integrated Fund Services, Inc. shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Portfolio and to the Secretary of the Millennium Portfolio or provide evidence satisfactory to the Portfolio and to the Millennium Portfolio that such Acquiring Fund Shares have been credited to the Portfolio's account and to the Millennium Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

               4.1 The Performance Funds, on its own and on behalf of the Portfolio, and the Millennium Funds on its own and on behalf of the Millennium Portfolio each represents and warrants to the Touchstone Strategic Trust and the Acquiring Fund as follows:

               (a) The Performance Funds and the Millennium Funds are each a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

               (b) The Performance Funds and the Millennium Funds are each a registered investment company classified as a management company of the open-end type, and their registrations with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of their shares, under the Securities Act of 1933, as amended (the "1933 Act") are in full force and effect;

               (c)  Neither  the  Performance  Funds nor the  Portfolio  nor the
          Millennium Funds nor the Millennium Portfolio is in, and the execution, delivery and performance of this Agreement will not result in, a material violation of the Performance Funds' or the Millennium Funds' Declarations of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Performance Funds or the Portfolio or the Millennium Funds or the Millennium Portfolio is a party or by which any of them are bound;

               (d) Neither the Performance Funds nor the Portfolio nor the Millennium Funds nor the Millennium Portfolio has any material contracts or other commitments (other than this Agreement) which will be terminated with liability to them prior to the Closing Date;

               (e) Except as otherwise disclosed in writing to and accepted by the Touchstone Strategic Trust or the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to their knowledge threatened against the Performance Funds or the Portfolio or the Millennium Funds or the Millennium Portfolio or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. Neither the Portfolio or the Millennium Portfolio knows of any facts which might form the basis for the institution of such proceedings and neither the Portfolio nor the Millennium Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Portfolio or the Millennium Portfolio to consummate the transactions herein contemplated;

               (f) The Statement of Assets and Liabilities of the Portfolio and the Statement of Assets and Liabilities of the Millennium Portfolio each at December 31, 2002 have been audited by Tait, Weller & Baker, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial conditions of the Portfolio and of the Millennium Portfolio as of such date, and there are no contingent liabilities of the Portfolio or of the Millennium Portfolio as of such date not disclosed therein;

               (g) Since December 31, 2002, there have not been any material adverse changes in the Portfolio's or in the Millennium Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio or by the Millennium Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Portfolio or of the Millennium Portfolio, the discharge of Portfolio or of the Millennium Portfolio liabilities, or the redemption of Portfolio or Millennium Portfolio shares by Portfolio or Millennium Portfolio Shareholders shall not constitute a material adverse change;

               (h) At the Closing Date, all material Federal and other tax returns and reports of the Millennium Portfolio and the Portfolio required by law to have been filed by such date or due after request for extension, if any, shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Millennium Portfolio and the Portfolio, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the Portfolio and the Millennium Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and each has elected to be treated as such;

               (j) All issued and outstanding shares of the Portfolio and of the Millennium Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Portfolio and by the Millennium Portfolio. All of the issued and outstanding shares of the Portfolio and of the Millennium Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Portfolio and on behalf of the Millennium Portfolio as provided in paragraph 3.3. Neither the Portfolio nor the Millennium Portfolio have outstanding any options, warrants or other rights to subscribe for or to purchase any of their shares, nor is there outstanding any security convertible into any of their shares;

               (k) At the Closing Date, both the Portfolio and the Millennium Portfolio will each have good and marketable title to their assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to any restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Performance Funds' and the Millennium Funds' Trustees and, subject to the approval of the Portfolio's Shareholders and of the Millennium Portfolio's Shareholders, this Agreement will constitute a valid and binding obligation of the Performance Funds and of the Portfolio and of the Millennium Funds and of the Millennium Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (m) The information to be furnished by the Performance  Funds and the Portfolio and by the Millennium Funds and the Millennium Portfolio for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

               (n) The proxy statements of the Performance Funds and of the Millennium Funds (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 (other than information therein that relates to the Touchstone Strategic Trust and the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

               4.2 Touchstone Strategic Trust, on its own behalf and on behalf of the Acquiring Fund, represents and warrants to the Performance Funds and the Portfolio and to the Millennium Funds and the Millennium Portfolio as follows:

               (a)  Touchstone   Strategic   Trust  is  a  business  trust  duly
          organized, validly existing and in good standing under the laws of the State of Massachusetts;

               (b) Touchstone Strategic Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares, under the 1933 Act, are in full force and effect;

               (c) The current prospectus and statement of additional information of Touchstone Strategic Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

               (e) Neither Touchstone Strategic Trust nor the Acquiring Fund is in, and the execution, delivery and performance of this Agreement will not result in, a material violation of Touchstone Strategic Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Touchstone Strategic Trust or the Acquiring Fund is a party or by which Touchstone Strategic Trust or the Acquiring Fund are bound;

               (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Touchstone Strategic Trust or the Acquiring Fund or any of their properties or assets, except as previously disclosed in writing to the Portfolio or the Millennium Portfolio. Neither Touchstone Strategic Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither Touchstone Strategic Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business or the ability of Touchstone Strategic Trust or the Acquiring Fund to consummate the transactions contemplated herein;

               (g) The Statement of Assets and Liabilities of the Acquiring Fund at March 31, 2003, audited by Ernst & Young LLP, independentauditors, and a copy of which has been furnished to the Portfolio and to the Millennium Portfolio, fairly and accurately reflects the financial condition of the Acquiring Fund as of such date in accordance with generally accepted accounting principles consistently applied;

               (h) Since March 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shares, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders, shall not constitute a material adverse change;

               (i) At the Closing Date all material Federal and other tax returns and reports of Touchstone Strategic Trust and the Acquiring Fund required by law to have been filed by such date or due after request for extension, if any, shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best knowledge of Touchstone Strategic Trust and the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

               (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or to purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

               (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of Touchstone Strategic Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles;

               (m) The Acquiring Fund Shares to be issued and delivered (transferred on the Acquiring Fund's books) to the Portfolio and to the Millennium Portfolio for the accounts of the Portfolio
          Shareholders and for the accounts of the Millennium Portfolio Shareholders, pursuant to the terms of this Agreement, will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

               (n) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

               (o)  The  Proxy  Statement  to be  included  in the  Registration
          Statement (only insofar as it relates to Touchstone Strategic Trust and the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made, not materially misleading; and

               (p) Touchstone Strategic Trust and the Acquiring Fund each agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND, THE PORTFOLIO AND THE MILLENNIUM PORTFOLIO

     The following covenants of the Acquiring Fund and of the Portfolio and of the Millennium Portfolio, as applicable, are made respectively by Touchstone Strategic Trust and by the Performance Funds and by the Millennium Funds:

          5.1 The Acquiring Fund and the Portfolio and the Millennium Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable.

          5.2 The Portfolio and the Millennium Portfolio will each call a meeting of their Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 The Portfolio and the Millennium Portfolio each covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4 The Portfolio and the Millennium Portfolio will each assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the shares of the Portfolio and of the Millennium Portfolio.

          5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Portfolio and the Millennium Portfolio will each take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6 The Portfolio and the Millennium Portfolio will each provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Touchstone Strategic Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, in connection with the meetings of the Portfolio Shareholders and the

     Millennium Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Meeting").

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PERFORMANCE FUNDS AND THE PORTFOLIO AND THE MILLENNIUM FUNDS AND THE MILLENNIUM PORTFOLIO

     The obligations of the Performance Funds and the Portfolio and the Millennium Funds and the Millennium Portfolio to consummate the transactions provided for herein shall be subject, at their election, to the performance by Touchstone Strategic Trust and the Acquiring Fund of all the obligations to be performed by Touchstone Strategic Trust and the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          6.1 All representations and warranties of Touchstone Strategic Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

          6.2 Touchstone Strategic Trust shall have delivered to the Performance Funds and to the Millennium Funds, on the Closing Date, a certificate executed in the name of Touchstone Strategic Trust by Touchstone Strategic Trust's President and Treasurer, in a form reasonably satisfactory to the Performance Funds and to the Millennium Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Touchstone Strategic Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement and as to such other matters as Touchstone Strategic Trust shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TOUCHSTONE STRATEGIC TRUST AND THE ACQUIRING FUND

     The obligations of Touchstone Strategic Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Performance Funds and the Millennium Funds and the Portfolio and the Millennium Portfolio of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

          7.1 All representations and warranties of the Performance Funds and the Millennium Funds and the Portfolio and the Millennium Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          7.2 The Performance Funds and the Millennium Funds shall each have delivered to Touchstone Strategic Trust statements of the Portfolio's and of the Millennium Portfolio's assets and liabilities, as of the Closing Date, each certified by the Treasurer of the Performance Funds and the Millennium Funds; and

          7.3 The Performance Funds and the Millennium Funds shall each have delivered to Touchstone Strategic Trust, on the Closing Date, certificates executed in their respective names and in the Portfolio's and Millennium Portfolio's names by the Performance Funds' President and Treasurer and by the Millennium Funds' President and Treasurer, in form and substance satisfactory to Touchstone Strategic Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Performance Funds and the Millennium Funds and the Portfolio and the Millennium Portfolio, with respect to the Performance Funds and the Millennium Funds and the Portfolio and the Millennium Portfolio made in this Agreement are true are correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE PORTFOLIO AND THE MILLENNIUM PORTFOLIO

     If any of the conditions set forth below do not exist on or before the Closing Date, with respect to the Portfolio or the Millennium Portfolio or the Acquiring Fund, then the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Portfolio and of the Millennium Portfolio in accordance with the provisions of each of the Performance Funds' and the Millennium Funds' Declaration of Trust and By-Laws and copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Touchstone Strategic Trust nor the Acquiring Fund nor the Performance Funds nor the Portfolio nor the Millennium Funds nor the Millennium Portfolio may waive the conditions set forth in this paragraph 8.1;

          8.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Touchstone Strategic Trust or the Performance Funds or the Millennium Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Touchstone Strategic Trust or the Acquiring Fund or the Performance Funds or the Millennium Funds or the Portfolio or the Millennium Portfolio, provided that any party hereto may, for itself, waive any of such conditions;

          8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued; and

          8.4 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

          8.5 The Company and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d)  No  gain  or  loss  will  be   recognized  by  the  Selling  Fund
     Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

          8.6 The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

          (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

          (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

     In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent in the valuation practices of the Acquiring Fund.

          8.7 The Selling Fund shall have received from Tait Weller & Baker LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

          (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and

     Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

          (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

          8.8 The change of the Acquiring Fund from a diversified series of the Trust to a non-diversified series of the Trust upon completion of the Reorganization shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and Bylaws.

9.   BROKERAGE FEES AND EXPENSES

          9.1 Touchstone Strategic Trust and the Performance Funds and the Millennium Funds each represents and warrants to the others that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2 Navellier Management Inc. will bear the aggregate expenses and costs of its solicitation of this Proxy Solicitation regarding the Reorganization.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1 Touchstone Strategic Trust and the Performance Funds and the Millennium Funds agree that no party to this Agreement has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2 The representations, warranties and covenants contained in this Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

          This Agreement and the transactions contemplated hereby may be terminated and abandoned by any party by resolution of the party's Board of Trustees or Board of Trustees and resolution passed by the requisite number of Shareholders of that party at any time prior to the Closing Date if circumstances should develop that make proceeding with the Agreement inadvisable.

12.  WAIVER

          Touchstone Strategic Trust and the Performance Funds and the Millennium Funds, by mutual consent of their respective Boards of Trustees, may waive in writing any condition to their respective obligations hereunder, except as provided herein.

13.  AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Touchstone Strategic Trust and the Performance Funds and the Millennium Funds; provided, however, that following the meetings of the Portfolio Shareholders and of the Millennium Portfolio Shareholders called pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Portfolio Shareholders or to the Millennium Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

14.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Touchstone Strategic Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio
     45202, or to the Performance Funds or the Millennium Funds at One East Liberty Street, Third Floor, Reno, Nevada 89501.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

               15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               15.2  This   Agreement   may  be   executed   in  any  number  of
          counterparts, each of which shall be deemed an original.

               15.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

               15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               15.5 It is expressly agreed that the obligations of the Performance Funds and of the Millennium Funds and of the Portfolio and of the Millennium Portfolio hereunder shall not be binding upon any of the Trustees, Shareholders, nominees, officers, agents or employees of the Performance Funds and of the Millennium Funds personally, but shall bind only the Trust property of the Performance Funds and the Millennium Funds and the Portfolio and the Millennium Portfolio, as provided in the

          Declarations of Trust of the Performance Funds and of the Millennium Funds. The execution and delivery by such officers of the Performance Funds and of the Millennium Funds shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Performance Funds and of the Millennium Funds and the Portfolio and the Millennium Portfolio as provided in the Declarations of Trust of the Performance Funds and of the Millennium Funds.

               15.6 It is expressly agreed that the obligations of the Touchstone Strategic Trust and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, Shareholders, nominees, officers, agents or employees of Touchstone Strategic Trust personally, but shall bind only the trust property of the Touchstone Strategic Trust and the Acquiring Fund, as provided in Touchstone Strategic Trust's Declaration of Trust. The execution and delivery by such officers of Touchstone Strategic Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Touchstone Strategic Trust and the Acquiring Fund, as provided in the Touchstone Strategic Trust's Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and attested by its Secretary.

Attest:                                 TOUCHSTONE STRATEGIC TRUST

By: /s/ Tina Hosking Bloom              By: /s/ Michael S. Spangler
    --------------------------              ----------------------------
        Secretary                           Vice President

Attest:                                 THE NAVELLIER MILLENNIUM FUNDS

By: /s/ Arjen Kuyper                    By: /s/ Louis Navellier
    --------------------------              ----------------------------
        Treasurer                           President

Attest:                                 THE NAVELLIER PERFORMANCE FUNDS

By: /s/ Arjen Kuyper                    By: /s/ Louis Navellier
    --------------------------              ----------------------------
        Treasurer                           President

                                      PROXY
                    THE NAVELLIER LARGE CAP GROWTH PORTFOLIO

                                       OF

                         THE NAVELLIER PERFORMANCE FUNDS

                      One East Liberty Street, Third Floor
                               Reno, Nevada 89501

                              --------------------


         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS September 19, 2003


     THIS PROXY IS SOLICITED BY THE TRUSTEES OF THE NAVELLIER PERFORMANCE FUNDS, for use at a special meeting of the shareholders of The Navellier Large Cap Growth Portfolio (the "Portfolio"), an investment portfolio offered by The Navellier Performance Funds (the "Performance Funds") which meeting will be held at 10:00 a.m., Pacific Standard Time, on September 19, 2003 at the offices of The Navellier Performance Funds, One East Liber tyStreet, Third Floor, Reno, Nevada 89501 (the "Meeting").

     The undersigned shareholder of the Portfolio, revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned("Shares"), does hereby appoint Louis Navellier and Samuel Kornhauser, and each and any of them, with full power of substitution to each to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Portfolio, and to represent and direct the voting interests represented by the undersigned as of the record date for said Meeting for the Proposal specified below.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" the Proposal. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.


                                                  Please mark    [ ]
                                                  your votes as  [X]
                                                  indicated in   [ ]
                                                  this example

Proposal 1     To approve a proposed  Agreement and Plan of Reorganization  (the
               "Plan"),  whereby the Navellier Large Cap Growth Portfolio of the
               Navellier  Performance  Funds (the "Portfolio") and the Navellier
               Large Cap Growth Portfolio of The Navellier Millennium Funds (the
               "Millennium Portfolio") would transfer all of their assets to the Large Cap Growth Fund, a portfolio of the Touchstone Strategic
               Trust (the "Acquiring Fund") in exchange for shares of beneficial interest in the Acquiring Fund that would then be distributed to the shareholders of the Portfolio and to the Shareholders of the Millennium Portfolio pro rata. Also, as part of the Plan, the Acquiring Fund would assume all valid liabilities of the Portfolio and of the Millennium Portfolio.

                       FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE NAVELLIER PERFORMANCE FUNDS WHICH RECOMMEND A VOTE FOR PROPOSAL 1.

          Dated     _______________, 2003

                    ________________________     _________________
                    Signature of Shareholder     Number of shares

                    ________________________     _________________
                    Signature of Shareholder     Number of shares

                    This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, that signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                                   APPENDIX B

                          INVESTMENT ADVISORY AGREEMENT

                           TOUCHSTONE Strategic Trust

     INVESTMENT ADVISORY AGREEMENT, dated as of May 1, 2000, amended December 31, 2002, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and TOUCHSTONE STRATEGIC TRUST, a Massachusetts business trust created pursuant to an Agreement and Declaration of Trust dated November 18, 1982, as amended from time to time (the "Trust").

     WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

     WHEREAS, shares of beneficial interest in the Trust are divided into separate series (each, along with any series which may in the future be established, a "Fund"); and

     WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

          1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Fund subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

          2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more sub-advisors for any Fund. Any agreement between the Advisor and a sub-advisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:

          a) The Advisor will manage the investment and reinvestment of the assets of each Fund, subject to and in accordance with the respective investment objectives and policies of each Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Sub-Advisor(s)") to make all determinations with respect to the investment of the assets of each Fund, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Sub-Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Sub-Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Fund's investment activities.

          b) The Advisor shall, or shall cause the respective Sub-Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Fund and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Sub-Advisors to create and maintain) all necessary brokerage records for each Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Sub-Advisor) for the periods and in the places required by Rule 31a-2 under the 1940 Act.

          c) In the event of any reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          d) The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in
               Section 2(a)(3) of the 1940 Act, of the Advisor.

          e) The Advisor will manage, or will cause the Sub-Advisors to manage, the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

          3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust's auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies;
(vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

          4. COMPENSATION OF THE ADVISOR.

          a) As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Fund set forth on
               Schedule 1 attached hereto (and with respect to any future Fund, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

          b) The Advisor will pay all fees owing to each Sub-Advisor, and the Trust shall not be obligated to the Sub-Advisors in any manner with respect to the compensation of such Sub-Advisors.

          c)   The Advisor reserves the right to waive all or a part of its fee.

          5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

          6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

          The Trustees of the Trust acknowledge that the Advisor has reserved for itself the rights to the name "Touchstone Strategic Trust" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

          7. LIMITATION OF LIABILITY OF THE ADVISOR.

          a) Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder in any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase,  holding  or  sale  of any  security.  As  used in this
               Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or any of its affiliates.

          b) The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding

               ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

          8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the shares of any Fund nor from any Trustee, officer, employee or agent of the Trust.

          9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

          10. RENEWAL, TERMINATION AND AMENDMENT.

          a) This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and it shall continue indefinitely thereafter as to each Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b) This Agreement may be terminated at any time, with respect to any Fund(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

          c) This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Fund affected by such change. This Agreement shall terminate automatically in the event of its assignment.

          d) The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

          11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Agreement and Declaration of Trust, dated as of November 18, 1982, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

             TOUCHSTONE STRATEGIC TRUST

             By: /s/ Patrick T. Bannigan
                 -------------------------
                                                        Patrick T. Bannigan
                                                        President

             TOUCHSTONE ADVISORS, INC.

             By: /s/ Michael S. Spangler
                 -------------------------
                                                        Michael S. Spangler
                                                        Vice President

                                   SCHEDULE 1

LARGE CAP GROWTH FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.75% on the first $200 million of average daily net assets; 0.70% of the next $300 million of average daily net assets; and 0.50% of such assets in excess of $500 million.

GROWTH OPPORTUNITIES FUND

The Fund pays the Advisor a fee equal to the annual rate of 1.00% on the first $50 million of average daily net assets; 0.90% of the next $50 million of average daily net assets; 0.80% of the next $100 million of average daily net assets; and 0.75% of such assets in excess of $200 million.

International Equity Fund

The Fund pays the Advisor a fee equal to the annual rate of 0.95% on the first $100 million of average daily net assets; 0.90% of the next $100 million of average daily net assets; 0.85% of the next $100 million of average daily net assets; and 0.80% of such assets in excess of $300 million.

Emerging Growth Fund

The Fund pays the Advisor a fee equal to the annual rate of 0.80% of average daily net assets.

Enhanced 30 Fund

The Fund pays the Advisor a fee equal to the annual rate of 0.65% on the first $100 million of average daily net assets; 0.60% of the next $100 million of average daily net assets; 0.55% of the next $100 million of average daily net assets; and 0.50% of such assets in excess of $300 million.

Value Plus Fund

The Fund pays the Advisor a fee equal to the annual rate of 0.75% on the first $100 million of average daily net assets; 0.70% of the next $100 million of average daily net assets; 0.65% of the next $100 million of average daily net assets; and 0.60% of such assets in excess of $300 million.

Small Cap Growth Fund

The Fund pays the Advisor a fee equal to the annual rate of 1.25% of average daily net assets.

                                   APPENDIX C

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

                              LARGE CAP GROWTH FUND
                           TOUCHSTONE STRATEGIC TRUST


     This SUB-ADVISORY AGREEMENT is made as of ___________, 2003 by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and NAVELLIER MANAGEMENT, INC., a Delaware corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Growth Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to the Sub-Advisor by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

               a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the

          Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

               b. The  Sub-Advisor  shall  provide  support to the Advisor  with respect to the  marketing of the Fund,  including  but not limited to:
          (i) permission to use the Sub-Advisor's name as provided in Section 5,
          (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

               c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the
          Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

               d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

               e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

               f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3. COMPENSATION OF THE SUB-ADVISOR.


               a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the Fund's average daily net assets.

          Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.


               b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9. RENEWAL, TERMINATION AND AMENDMENT.

               a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this
          Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

               b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

               c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

               d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be One East Liberty, Third Floor, Reno, Nevada 89501.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                            TOUCHSTONE ADVISORS, INC.

                            By: ________________________________________________
                            Name: Patrick Bannigan
                            Title: President

                            NAVELLIER MANAGEMENT, INC.

                            By: ________________________________________________
                            Name: Louis G. Navellier
                            Title: President

                                   APPENDIX D

                              PLAN OF DISTRIBUTION
                           PURSUANT TO RULE 12b-1 FOR
                     CLASS A SHARES OF MULTIPLE CLASS SERIES
                         AND FOR SINGLE CLASS SERIES OF
                           COUNTRYWIDE STRATEGIC TRUST

     WHEREAS, Countrywide Strategic Trust (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts, is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which are divided into separate Series of Shares; and

     WHEREAS, the Trust issues shares of certain Series in Sub-Series (one of which may be designated as Class A Shares), whereas other Series will operate with a single class of Shares, which Shares will be considered for purposes of this Plan as Class A Shares; and

     WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Rule 12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit each Series and the holders of its Class A Shares, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW, THEREFORE, the current Rule 12b-1 distribution plan of each Series is hereby amended as it pertains to the Class A Shares of each Series in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Class A Shares, which activities may include, but are not limited to, the following: (a) maintenance fees or other payments to the Trust's principal underwriter and to securities dealers and others who are engaged in the sale of Class A Shares and who may be advising shareholders of the Trust regarding the purchase, sale or retention of Class A Shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class A Shares or who render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) formulating and implementing of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparing, printing and distributing sales literature; (e) preparing, printing and distributing prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the

Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class A Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     2. Maximum Expenditures. The expenditures to be made pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of .25% of the average daily net asset value of the Class A Shares of any Series of the Trust. Such payments for distribution activities may be made directly by the Class A Shares or the Trust's investment adviser or principal underwriter may incur such expenses and obtain reimbursement from the Class A Shares.

     3. Term and Termination. This Plan shall become effective on the date hereof. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. This Plan may be terminated with respect to any Series at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the 1940 Act) of the outstanding Class A Shares of such Series of the Trust. In the event this Plan is terminated by any Series in accordance with its terms, the obligations of the Class A Shares of such Series to make payments to the Trust's principal underwriter pursuant to this Plan will cease and such Series will not be required to make any payments for expenses incurred after the date of termination.

     4. Amendments. This Plan may not be amended with respect to any Series to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding Class A Shares of such Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3 hereof.

     5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     6. Quarterly Reports. The Treasurer of the Trust and the principal underwriter shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement, the purposes for which such expenditures were made and the allocation of such expenditures as provided for in Section 7.

     7. Allocating Expenditures Between Classes. Only distribution expenditures properly attributable to the sale of a particular class of Shares may be used to support the distribution fee charged to shareholders of such class of Shares. Distribution expenses attributable to the sale of more than one class of Shares of a Series will be allocated at least annually to each class of Shares based upon the ratio in which the sales of each class of Shares bears to the sales of all the Shares of such Series. For this purpose, Shares issued upon reinvestment of dividends or distributions will not be considered sales.

     8. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     9. Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the date set forth below.

Dated: October 29, 1999

Attest:

/s/ Tina D. Hosking                 By: /s/ Robert H. Leshner
------------------------                --------------------------
Secretary                               President

                              PLAN OF DISTRIBUTION
                           PURSUANT TO RULE 12b-1 FOR
                  CLASS B SHARES OF TOUCHSTONE STRATEGIC TRUST

     WHEREAS, Touchstone Strategic Trust (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts, is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which are divided into separate Series of Shares; and

     WHEREAS, the Trust issues shares of certain Series in Sub-Series (one of which may be designated as Class B Shares); and

     WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Rule 12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit each Series and the holders of its Class B Shares, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW, THEREFORE, the current Rule 12b-1 distribution plan of each Series is hereby amended as it pertains to the Class B Shares of each Series in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Class B Shares, which activities may include, but are not limited to, the following: (a) maintenance fees or other payments to the Trust's principal underwriter and to securities dealers and others who are engaged in the sale of Class B Shares and who may be advising shareholders of the Trust regarding the purchase, sale or retention of Class B Shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class B Shares or who render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) formulating and implementing of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparing, printing and distributing sales literature; (e) preparing, printing and distributing prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class B Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     2. Maximum Expenditures. The expenditures to be made pursuant to Section 1 and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of .75% of the average daily net asset value of the Class B Shares of any Series of the Trust. Such payments for distribution activities may be made directly by the Class B Shares or the Trust's investment adviser or principal underwriter may incur such expenses and obtain reimbursement from the Class B Shares.

     3. Maintenance Fee. In addition to the payments of compensation provided for in Section 2 and in order to further enhance the distribution of its Class B Shares, the Trust shall pay the principal underwriter a maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate of ..25% of the daily net assets of the Class B Shares of the Trust. When requested by and at the direction of the principal underwriter, the Trust shall pay a maintenance fee to dealers based on the amount of Class B Shares sold by such dealers and remaining outstanding for specified periods of time, if any, determined by the principal underwriter, in amounts up to .25% per annum of the average daily net assets of the Class B Shares of the Trust. Any maintenance fees paid to dealers shall reduce the maintenance fees otherwise payable to the principal underwriter.

     4. Term and Termination. This Plan shall become effective on the date hereof. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. This Plan may be terminated with respect to any Series at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the 1940 Act) of the outstanding Class B Shares of such Series of the Trust. In the event this Plan is terminated by any Series in accordance with its terms, the obligations of the Class B Shares of such Series to make payments to the Trust's principal underwriter pursuant to this Plan will cease and such Series will not be required to make any payments for expenses incurred after the date of termination.

     5. Amendments. This Plan may not be amended with respect to any Series to increase materially the amount of expenditures provided for in Sections 2 and 3 hereof unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding Class B Shares of such Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 4 hereof.

     6. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     7. Quarterly Reports. The principal underwriter and the Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement, the purposes for which such expenditures were made and the allocation of such expenditures as provided for in Section 8.

     8. Allocating Expenditures Between Classes. Only distribution expenditures properly attributable to the sale of a particular class of Shares may be used to support the distribution fee charged to shareholders of such class of Shares. Distribution expenses attributable to the sale of more than one class of Shares of a Series will be allocated at least annually to each class of Shares based upon the ratio in which the sales of each class of Shares bears to the sales of all the Shares of such Series. For this purpose, Shares issued upon reinvestment of dividends or distributions will not be considered sales.

     9. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     10. Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the date set forth below.

Dated: May 1, 2001

Attest:

/s/ Tina D. Hosking                     By: /s/ Jill McGruder
----------------------                      ---------------------
Secretary                                   President

                              PLAN OF DISTRIBUTION
                           PURSUANT TO RULE 12b-1 FOR
                  CLASS C SHARES OF COUNTRYWIDE STRATEGIC TRUST

     WHEREAS, Countrywide Strategic Trust (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts, is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which are divided into separate Series of Shares; and

     WHEREAS, the Trust issues shares of certain Series in Sub-Series (one of which may be designated as Class C Shares); and

     WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Rule 12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit each Series and the holders of its Class C Shares, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW, THEREFORE, the current Rule 12b-1 distribution plan of each Series is hereby amended as it pertains to the Class C Shares of each Series in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Class C Shares, which activities may include, but are not limited to, the following: (a) maintenance fees or other payments to the Trust's principal underwriter and to securities dealers and others who are engaged in the sale of Class C Shares and who may be advising shareholders of the Trust regarding the purchase, sale or retention of Class C Shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class C Shares or who render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) formulating and implementing of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparing, printing and distributing sales literature; (e) preparing, printing and distributing prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class C Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     2. Maximum Expenditures. The expenditures to be made pursuant to Section 1 and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of .75% of the average daily net asset value of the Class C Shares of any Series of the Trust. Such payments for distribution activities may be made directly by the Class C Shares or the Trust's investment adviser or principal underwriter may incur such expenses and obtain reimbursement from the Class C Shares.

     3. Maintenance Fee. In addition to the payments of compensation provided for in Section 2 and in order to further enhance the distribution of its Class C Shares, the Trust shall pay the principal underwriter a maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate of ..25% of the daily net assets of the Class C Shares of the Trust. When requested by and at the direction of the principal underwriter, the Trust shall pay a maintenance fee to dealers based on the amount of Class C Shares sold by such dealers and remaining outstanding for specified periods of time, if any, determined by the principal underwriter, in amounts up to .25% per annum of the average daily net assets of the Class C Shares of the Trust. Any maintenance fees paid to dealers shall reduce the maintenance fees otherwise payable to the principal underwriter.

     4. Term and Termination. This Plan shall become effective on the date hereof. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. This Plan may be terminated with respect to any Series at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the 1940 Act) of the outstanding Class C Shares of such Series of the Trust. In the event this Plan is terminated by any Series in accordance with its terms, the obligations of the Class C Shares of such Series to make payments to the Trust's principal underwriter pursuant to this Plan will cease and such Series will not be required to make any payments for expenses incurred after the date of termination.

     5. Amendments. This Plan may not be amended with respect to any Series to increase materially the amount of expenditures provided for in Sections 2 and 3 hereof unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding Class C Shares of such Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 4 hereof.

     6. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     7. Quarterly Reports. The principal underwriter and the Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement, the purposes for which such expenditures were made and the allocation of such expenditures as provided for in Section 8.

     8. Allocating Expenditures Between Classes. Only distribution expenditures properly attributable to the sale of a particular class of Shares may be used to support the distribution fee charged to shareholders of such class of Shares. Distribution expenses attributable to the sale of more than one class of Shares of a Series will be allocated at least annually to each class of Shares based upon the ratio in which the sales of each class of Shares bears to the sales of all the Shares of such Series. For this purpose, Shares issued upon reinvestment of dividends or distributions will not be considered sales.

     9. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     10. Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the date set forth below.

Dated: October 29, 1999

Attest:

/s/ Tina D. Hosking                 By: /s/ Robert H. Leshner
--------------------------              -------------------------
Secretary                               President

                                     PART B

                           TOUCHSTONE STRATEGIC TRUST
                           (THE LARGE CAP GROWTH FUND)


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED August 19, 2003

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Combined Prospectus/Proxy Statement of Touchstone Strategic Trust (the "Fund"), dated August 19, 2003 for the special meeting (the "Meeting") of the shareholders of the Navellier Large Cap Growth Portfolio (the "Portfolio") of the Navellier Performance Funds, a copy of which Prospectus/ Proxy Statement may be obtained, without charge, by contacting the Portfolio, at their mailing address c/o Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671. This Statement of Additional Information contains additional and more detailed information about the operations and activities of the Large Cap Growth Fund, a portfolio of the Touchstone Strategic Trust (the "Acquiring Fund") and the operations and activities of the Portfolio.


     The combined Prospectus/Proxy Statement describes certain transactions contemplated by the proposed merger of the Portfolio and of the Millennium Portfolio into the Acquiring Fund (the "Reorganization") whereby the Acquiring Fund would acquire all of the assets of the Portfolio and of the Millennium Portfolio in exchange solely for shares of beneficial interest in the Acquiring Fund and the assumption by the Acquiring Fund of all of the valid liabilities of the Portfolio and of the Millennium Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION FOR TOUCHSTONE STRATEGIC
TRUST DATED AUGUST 1, 2003 (incorporated herein by reference).........

STATEMENT OF ADDITIONAL INFORMATION FOR THE NAVELLIER PERFORMANCE
FUNDS DATED MAY 1, 2003 (incorporated herein by reference)............

CURRENT AUDITED ANNUAL REPORT OF THE NAVELLIER PERFORMANCE FUNDS
AS OF DECEMBER 31, 2002 (incorporated herein by reference)............

Pro Forma Financial
Statements (incorporated herein by reference).........................

                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2003

                              Emerging Growth Fund
                                 Value Plus Fund
                                Enhanced 30 Fund
                              Large Cap Growth Fund
                            Growth Opportunities Fund
                              Small Cap Growth Fund

This Statement of Additional Information is not a prospectus. It should be read together with the Funds' Prospectuses dated August 1, 2003. The Funds' financial statements are contained in the Annual Report, which is incorporated by reference into this Statement of Additional Information. You may receive a copy of a Fund's Prospectus or most recent Annual and Semiannual Report by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 362-4921.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           TOUCHSTONE STRATEGIC TRUST
                        221 EAST FOURTH STREET, SUITE 300
                           CINCINNATI, OHIO 45202-4133

                                TABLE OF CONTENTS
                                                                            PAGE

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

INVESTMENT RESTRICTIONS.......................................................27

TRUSTEES AND OFFICERS.........................................................31

THE INVESTMENT ADVISOR AND SUB-ADVISORS.......................................37

PROXY VOTING PROCEDURES.......................................................42

THE DISTRIBUTOR...............................................................44

DISTRIBUTION PLANS............................................................46

SECURITIES TRANSACTIONS.......................................................48

CODE OF ETHICS................................................................51

PORTFOLIO TURNOVER............................................................51

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................51

CHOOSING A SHARE CLASS........................................................52

OTHER PURCHASE INFORMATION....................................................57

TAXES.........................................................................60

REDEMPTION IN KIND............................................................63

HISTORICAL PERFORMANCE INFORMATION............................................63

PRINCIPAL SECURITY HOLDERS....................................................74

CUSTODIAN.....................................................................78

AUDITORS......................................................................78

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT.................................79

ANNUAL REPORT.................................................................80

APPENDIX......................................................................81

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers six series of shares to investors: the Large Cap Growth Fund (formerly the Equity Fund), the Growth Opportunities Fund (formerly the Growth/Value Fund), the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goal and policies.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund and the Value Plus Fund succeeded to the assets and liabilities of another mutual fund of the same name that was an investment series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of each Fund and its predecessor fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Emerging Growth Fund and the Value Plus Fund for periods ended prior to May 1, 2000 are for the predecessor funds.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares and Class C shares of the Funds represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goal, strategies and related risks. There can be no assurance that a Fund's investment goal will be met. The investment goal and practices of each Fund (except the Growth Opportunities Fund) are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund.

A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, un-conditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.

The Growth Opportunities Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related  security  at a time  when it  wishes  to do so.  The Fund will acquire
stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

The  Growth  Opportunities  Fund may also  purchase  Coupons  Under  Book  Entry
Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations. The Growth Opportunities Fund will limit its investment in such instruments to 20% of its total assets. STRIPS are Separately Traded Registered Interest and Principal Securities.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include CUBES, which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as CATS, TIGRs and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

A Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries. The Emerging Growth Fund may invest up to 10% of its total assets in emerging market countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. American Depository Receipts ("ADRs") and American Depository Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Fund Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, the Emerging Growth Fund, the Enhanced 30 Fund, the Value Plus Fund, the Large Cap Growth Fund and the Small Cap Growth Fund each intend to borrow money only as a temporary measure for extraordinary or emergency purposes. This policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund Sub-Advisor believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

VARIABLE AND FLOATING RATE SECURITIES. The Growth Opportunities Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Emerging Growth Fund and the Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's asset grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.

The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

SENIOR SECURITIES. As a matter of current operating policy, the following activities will not be considered to be issuing senior securities with respect to the Funds:
     1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
     2. Collateral arrangements in connection with initial and variation margin.
     3. A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     4. A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

MAJORITY. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES

The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative note of a majority of the outstanding shares of that Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUNDS ARE:

     1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. UNDERWRITING. (VALUE PLUS FUND, ENHANCED 30 FUND, LARGE CAP GROWTH FUND, GROWTH OPPORTUNITIES FUND AND SMALL CAP GROWTH FUND). The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

          (EMERGING GROWTH FUND). The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

     3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

ADDITIONAL RESTRICTIONS. The Trust, on behalf of each Fund, has adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without shareholder vote.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE VALUE PLUS FUND AND THE ENHANCED 30 FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. BORROWING MONEY. A Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

     2. PLEDGING. A Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     3. MARGIN PURCHASES. A Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     4. SELLING SECURITIES. A Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     5. INVESTING FOR CONTROL. A Fund will not invest for the purpose of exercising control or management;

     6. ILLIQUID SECURITIES. A Fund will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or
          (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

     7. RESTRICTED SECURITIES. A Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

     8. SECURITIES OF ONE ISSUER. A Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     9. SHORT SALES. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

     10. PURCHASE OF PUTS AND CALLS. A Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

      11.WRITING OF PUTS AND CALLS. A Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S.
         securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

     12. PUTS AND CALLS ON FUTURES. A Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE LARGE CAP GROWTH FUND AND THE SMALL CAP GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1.   LARGE  CAP  GROWTH   FUND  80%   INVESTMENT   POLICY.   Under   normal
          circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in a diversified portfolio of common stocks of large cap companies.

     2.   SMALL  CAP  GROWTH   FUND  80%   INVESTMENT   POLICY.   Under   normal
          circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of small cap companies.

Shareholders of the applicable Fund will be provided with at least 60 days' prior notice of any change to either of these policies. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE  FOLLOWING   INVESTMENT   LIMITATION   FOR  THE  EMERGING   GROWTH  FUND  IS
NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

         1. BORROWING MONEY. The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward
         roll  transactions  involving   mortgage-
          backed securities or other investment techniques entered into for the purpose of leverage.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

          1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

          2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

          3. SHORT SALES. The Fund will not make short sales of securities.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Funds and other directorships held.

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
--------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                    NUMBER OF
                                        OFFICE2                                                      FUNDS
                                          AND                                                      OVERSEEN
      NAME             POSITION(S)      LENGTH                                                      IN THE          OTHER
    ADDRESS             HELD WITH       OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5      TOUCHSTONE    DIRECTORSHIPS
      AGE                 TRUST         SERVED                        YEARS                         FUNDS3          HELD4
--------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee       Until           President and a director of IFS                 29      Director of
Touchstone                             retirement      Financial Services, Inc. (a holding                     LaRosa's (a
Advisors, Inc.                         at age 75       company), Touchstone Advisors, Inc. (the                restaurant chain).
221 East Fourth Street                 or until        Trust's investment advisor) and
Cincinnati, OH                         she resigns     Touchstone Securities, Inc. (the Trust's
Age: 47                                or is           distributor).  She is Senior Vice
                                       removed         President of The Western and Southern
                                                       Life Insurance Company and a director of
                                       Trustee         Capital Analysts Incorporated (a
                                       since 1999      registered investment advisor and
                                                       broker-dealer), Integrated Fund
                                                       Services, Inc. (the Trust's
                                                       administrator and transfer agent) and
                                                       IFS Fund Distributors, Inc. (a
                                                       registered broker-dealer). She is also
                                                       President and a director of IFS Agency
                                                       Services, Inc. (an insurance agency),
                                                       IFS Insurance Agency, Inc. and Fort
                                                       Washington Brokerage Services, Inc. (a
                                                       registered broker-dealer). She was
                                                       President of Touchstone Tax-Free Trust,
                                                       Touchstone Investment Trust, Touchstone
                                                       Variable Series Trust and Touchstone
                                                       Strategic Trust until 2002.
--------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until           Chairman of the Board, President and              29    Director of The
The Western and                        retirement      Chief Executive Officer of The Western                  Andersons Inc. (an
Southern Life                          at age 75       and Southern Life Insurance Company and                 agribusiness and
Insurance Company                      or until        Western-Southern Life Assurance                         retailing
400 Broadway                           he resigns      Company; Director and Vice Chairman of                  company),
Cincinnati, OH                         or is           Columbus Life Insurance Company;                        Convergys
Age: 53                                removed         Director of Eagle Realty Group, Inc.,                   Corporation (a
                                                       and Chairman of Fort Washington                         provider of
                                       Trustee         Investment Advisors, Inc.                               integrated billing
                                       since 2002                                                              solutions,
                                                                                                               customer care
                                                                                                               services and
                                                                                                               employee care
                                                                                                               services) and
                                                                                                               Fifth Third
                                                                                                               Bancorp.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II    Trustee       Until           Retired Senior Partner of Frost Brown           29      Director of
5155 Ivyfarm Road                      retirement      Todd LLC (a law firm).                                  Consolidated
Cincinnati, OH                         in 2005 or                                                              Health Services,
Age: 74                                until he                                                                Inc.
                                       resigns or
                                       is removed

                                       Trustee
                                       since 2000
--------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee       Until           Retired Vice President of The Procter &         29      Director of
c/o Touchstone                         retirement      Gamble Company.  A Trustee of The                       LCA-Vision (a
Advisors, Inc.                         at age 75       Procter & Gamble Profit Sharing Plan and                laser vision
221 East Fourth Street                 or until        The Procter & Gamble Employee Stock                     correction
Cincinnati, OH                         he resigns      Ownership Plan.                                         company) and
Age: 73                                or is                                                                   Millennium
                                       removed                                                                 Bancorp.

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------

                                       32

--------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until           President and Chief Executive Officer of        29      Director of the
105 East Fourth Street                 retirement      Cox Financial Corp. (a financial                        Federal Reserve
Cincinnati, OH                         at age 75       services company).                                      Bank of Cleveland;
Age: 55                                or until                                                                Broadwing, Inc. (a
                                       he resigns                                                              communications
                                       or is                                                                   company); and
                                       removed                                                                 Cinergy
                                                                                                               Corporation (a
                                       Trustee                                                                 utility company).
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until           Principal of HJL Enterprises (a                 29      None
4700 Smith Road                        retirement      privately held investment company);
Cincinnati, OH                         at age 75       Chairman of Crane Electronics, Inc. (a
Age: 64                                or until        manufacturer of electronic connectors).
                                       he resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1989
--------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee       Until           President of Orchem, Inc. (a chemical           29      Director of
621 Tusculum Avenue                    retirement      specialties distributor), Orpack Stone                  Countrywide Credit
Cincinnati, OH                         at age 75       Corporation (a corrugated box                           Industries, Inc.
Age: 64                                or until        manufacturer) and ORDMS (a solution
                                       he resigns      planning firm).
                                       or is
                                       removed

                                       Trustee
                                       since 1995
--------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee       Until           Retired Partner of KPMG LLP (a certified        29      Trustee of Good
Stautberg                              retirement      public accounting firm).  He is Vice                    Samaritan
4815 Drake Road                        at age 75       President of St. Xavier High School.                    Hospital, Bethesda
Cincinnati, OH                         or until                                                                Hospital and
Age: 68                                he resigns                                                              Tri-Health, Inc.
                                       or is
                                       removed

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until           CEO and Chairman of Avaton, Inc. (a             29      None
5400 Waring Drive                      retirement      wireless entertainment company).  CEO
Cincinnati, OH                         at age 75       and Chairman of Astrum Digital
Age: 54                                or until        Information (an information monitoring
                                       he resigns      company) from 2000 until 2001; President
                                       or is           of Great American Life Insurance Company
                                       removed         from 1999 until 2000; A Director of
                                                       Chiquita Brands International, Inc.
                                       Trustee         until2000; Senior Executive of American
                                       since 2002      Financial Group, Inc. (a financial
                                                       services company) from 1996 until 1999.
--------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.

3 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                                    NUMBER OF
                                          OFFICE                                                      FUNDS
                                           AND                                                      OVERSEEN
      NAME               POSITION        LENGTH OF                                                   IN THE         OTHER
    ADDRESS              HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5       TOUCHSTONE   DIRECTORSHIPS
      AGE                  TRUST1         SERVED                      YEARS                          FUNDS2          HELD
--------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan      President     Until he        Senior Vice President of Touchstone             29      None
Touchstone                             sooner dies,    Advisors, Inc. and Touchstone
Advisors, Inc.                         resigns, is     Securities,  Inc.; Senior Vice President
221 East Fourth                        removed or      of Evergreen Investment Services until
Street                                 becomes         March 2002.
Cincinnati, OH                         disqualified
Age: 37
                                       President
                                       since 2002
--------------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler      Vice          Until he        Vice  President of Touchstone  Advisors,        29      None
Touchstone               President     sooner dies,    Inc. and  Touchstone  Securities,  Inc.;
Advisors, Inc.                         resigns, is     Vice  President of Evergreen  Investment
221 East Fourth                        removed or      Services until July 2002.
Street                                 becomes
Cincinnati, OH                         disqualified
Age: 36
                                       Vice
                                       President
                                       since 2002
--------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch      Vice              Until he        Director of Compliance of Fort                  29        None
Touchstone           President         sooner dies,    Washington Brokerage Services, Inc.
Advisors, Inc.                         resigns, is     Chief Compliance Officer of Puglisi &
221 East Fourth                        removed or      Co. from May 2001 until August 2002;
Street                                 becomes         Vice President - Compliance of Palisade
Cincinnati, OH                         disqualified    Capital Management from June 1997 until
Age: 46                                                January 2000.
                                       Vice
                                       President
                                       since 2003
--------------------------------------------------------------------------------------------------------------------------------
Terrie A.            Controller        Until she       Senior Vice President, Chief Financial          29        None
Wiedenheft                             sooner dies,    Officer and Treasurer of Integrated
Touchstone                             resigns, is     Fund Services, Inc., IFS Fund
Advisors, Inc.                         removed or      Distributors, Inc. and Fort Washington
221 East Fourth                        becomes         Brokerage Services, Inc. She is Chief
Street                                 disqualified    Financial Officer of IFS Financial
Cincinnati, OH                                         Services, Inc., Touchstone Advisors,
Age: 40                                Controller      Inc. and Touchstone Securities, Inc.
                                       since 2000      and Assistant Treasurer of Fort
                                                       Washington Investment Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart       Treasurer     Until he        President of Integrated Fund Services,          29        None
Integrated Fund                        sooner dies,    Inc. and IFS Fund Distributors, Inc.
Services, Inc.                         resigns, is     From 1998 until 2000, he was a
221 East Fourth                        removed or      Director, Transfer Agency and Mutual
Street                                 becomes         Fund Distribution for Nationwide
Cincinnati, OH                         disqualified    Advisory Services, Inc.
Age: 40
                                       Treasurer
                                       since 2000
--------------------------------------------------------------------------------------------------------------------------------

                                       34

--------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom            Secretary     Until she       Vice President - Managing Attorney of           29        None
Integrated Fund                        sooner dies,    Integrated Fund Services, Inc. and IFS
Services, Inc.                         resigns, is     Fund Distributors, Inc.
221 East Fourth                        removed or
Street                                 becomes
Cincinnati, OH                         disqualified
Age: 34
                                       Secretary
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.
2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.


TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Funds as of December 31, 2002:

                                                 AGGREGATE DOLLAR
                           DOLLAR RANGE OF       RANGE OF EQUITY
                        EQUITY SECURITIES IN      SECURITIES IN
                               TRUST              THE TOUCHSTONE
                                                     FUNDS 1

John F. Barrett               $1 - $10,000           $1 - $10,000
J. Leland Brewster II    $10,001 - $50,000      $10,001 - $50,000
William O. Coleman       $10,001 - $50,000      $10,001 - $50,000
Phillip R. Cox                  None                   None
H. Jerome Lerner                None               Over $100,000
Jill T. McGruder         $10,001 - $50,000      $50,001 - $100,000
Oscar P. Robertson          Over $100,000          Over $100,000
Robert E. Stautberg      $10,001 - $50,000      $10,001 - $50,000
John P. Zanotti              $ 1 - $10,000           $1 - $10,000

1 The Touchstone Funds consists of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

 The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Funds during the fiscal year ended March 31, 2003.

                                             DEFERRED          AGGREGATE
                           COMPENSATION      COMPENSATION      COMPENSATION FROM
                           FROM              ACCRUED           THE TOUCHSTONE
NAME                       TRUST             FROM TRUST 1      FUNDS 2
----                       -----             ------------      -------
John F. Barrett            $    0            $    0            $     0
J. Leland Brewster II      $1,726            $3,462            $20,300
William O. Coleman         $5,687            $    0            $22,300
Philip R. Cox              $5,687            $    0            $22,300
H. Jerome Lerner           $5,562            $    0            $21,800
Jill T. McGruder           $    0            $    0            $     0
Oscar P. Robertson         $1,700            $2,612            $17,250
Robert E. Stautberg        $1,869            $3,818            $22,300
John P. Zanotti            $  494            $1,381            $ 7,800

1 Effective January 1, 2001, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2003 is as follows: J. Leland Brewster II - $13,848, Oscar P. Robertson - $10,448, Robert E. Stautberg - $15,271 and John P. Zanotti - $5,525.

2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

Effective January 1, 2003, each Independent Trustee receives a quarterly retainer of $3,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2003, the Audit Committee held four meetings.

VALUATION  COMMITTEE.  Messrs.  Coleman,  Cox and  Robertson  are members of the
Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended March 31, 2003, the Valuation Committee held four meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. During the fiscal year ended March 31, 2003, the Nominating Committee held one meeting. The Nominating Committee does not consider nominees recommended by shareholders.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund Sub-Advisor, reviews and evaluates the performance of the Fund Sub-Advisors and determines whether or not a Fund's Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

Emerging Growth Fund            0.80% of average daily net assets

Value Plus Fund                 0.75% on the  first  $100  million  of average daily net assets
                                0.70% from $100 million to $200 million of average daily net assets
                                0.65% from $200 million to $300 million of average daily net assets
                                0.60% thereafter

Enhanced 30 Fund                0.65% on the first $100 million of average daily net assets
                                0.60% from $100 million to $200 million of average daily net assets
                                0.55% from $200 million to $300 million of average daily net assets
                                0.50% thereafter

Large Cap Growth Fund           0.75% on the first $200 million of average daily net assets
                                0.70% from $200 million to $500 million of average daily net assets
                                0.50% thereafter

                                       37

Growth Opportunities Fund       1.00% on the first $50 million of average daily net assets
                                .90% from $50  million to $100  million of average daily net assets
                                .80% from $100  million to $200 million of average daily net assets
                                .75% thereafter

Small Cap Growth Fund           1.25% of average daily net assets

Set forth below are the advisory fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnotes below:

                                           FISCAL PERIOD ENDED
                               3-31         3-31          3-31         12-31
                               2003         2002          2001          2000
                               ----         ----          ----         -----
Emerging Growth Fund(1)     $2,176,150   $  848,897   $   46,242*   $  135,631
Value Plus Fund(2)             480,547      598,523       95,925*      324,524
Large Cap Growth Fund(3)       329,499      513,141      445,595
Growth Opportunities Fund    1,104,328    1,365,095    1,349,398
Enhanced 30 Fund(4)             54,485       48,307       45,042
Small Cap Growth Fund(5)        86,494

 * Represents period from January 1, 2001 until March 31, 2001.

(1) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $697,087, $212,462, $23,370 and $113,774 for the fiscal periods ended March 31, 2003, March 31, 2002, March 31, 2001 and December 31, 2000, respectively.
(2) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $226,146, $199,296, $36,416 and $92,399 for the fiscal periods ended March 31, 2003, March 31, 2002, March 31, 2001 and December 31, 2000, respectively.
(3) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $68,675 and $37,249 for the fiscal years ended March 31, 2003 and 2002, respectively.
(4) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $281,855, $171,790 and $75,716 for the fiscal periods ended March 31, 2003, 2002 and 2001, respectively.
(5) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $97,022 for the fiscal period ended March 31, 2003.

Pursuant to a written contract between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations of the Large Cap Growth Fund as follows: 1.30% for Class A shares, 2.43% for Class B shares and 2.51% for Class C shares. These expense limitations will remain in effect until at least March 31, 2004.

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows: Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares; Enhanced 30 Fund - 1.00% for Class A shares, 1.75% for Class B and Class C shares; Small Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class B and Class C shares. The fee waivers and expense limitations will remain in effect until at least March 31, 2004.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party;
(v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental  agencies;  (vi) fees and  expenses  involved  in  registering  and maintaining  registrations  of the  Funds  with  the  SEC,  state  or  blue  sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC;
(vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

In determining whether to approve the continuation of the investment advisory agreement for the Emerging Growth Fund, Value Plus Fund, Large Cap Growth Fund, Enhanced 30 Fund and Growth Opportunities Fund, the Board of Trustees requested, and the Advisor furnished, information necessary for a majority of the Independent Trustees to make the determination that the continuance of the advisory agreement is in the best interests of the Funds and their shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information and (3) the Advisor's revenues and costs of providing services to the Funds. The Board compared the advisory fees and total expense ratios for the Funds with the industry median advisory fees and expense ratios in their respective investment categories and found the advisory fees paid by the Funds were reasonable and appropriate under all facts and circumstances. The Board noted the Funds' performance results during the twelve months ended September 30, 2002. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for various Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the Funds. The Board also considered the level and depth of knowledge of the Advisor. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors and its timeliness in responding to performance issues.

In determining to approve the Small Cap Growth Fund's advisory agreement with the Advisor, the Board of Trustees was provided information comparing the Fund's advisory fees and total expense ratio with the ratios of other small growth funds. The Board found the advisory fees proposed for the Fund were reasonable and appropriate under all facts and circumstances. The Board also noted that it had previously been provided financial information on the Advisor and took into consideration the financial condition and profitability of the Advisor. The Board considered the direct and indirect benefits expected to be derived by the Advisor from its relationship with the Fund. The Board also considered the level and depth of knowledge of the Advisor and the Advisor's effectiveness in monitoring the performance of its sub-advisors and its timeliness in responding to performance issues.

The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained one or more sub-advisors (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

EMERGING GROWTH FUND
TCW Investment Management Company                  0.50% of average daily net assets

Westfield Capital Management Company, LLC          0.50% on the first $50 million of average net assets
                                                   0.45% on the next $100 million of net assets
                                                   0.40% thereafter

VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.          0.45% on the first $100 million of average net assets
                                                   0.40% on the next $100 million of net assets
                                                   0.35% on the next $100 million of net assets
                                                   0.30% thereafter

                                       40

LARGE CAP GROWTH FUND
Fort Washington Investment Advisors, Inc.          0.45% on the first $200 million of average net assets
                                                   0.40% on the next $300 million of net assets
                                                   0.20% thereafter
ENHANCED 30 FUND*
Todd Investment Advisors, Inc.                     0.40% on the first $100 million of average net assets
                                                   0.35% on the next $100 million of net assets
                                                   0.30% on the next $100 million of net assets
                                                   0.25% thereafter

* Effective September 1, 2002, Todd Investment Advisors, Inc. has voluntarily agreed to waive a portion of its sub-advisory fee and will receive a sub-advisory fee of .25% of average daily net assets.

GROWTH OPPORTUNITIES FUND
Mastrapasqua Asset Management, Inc.                0.60% on the first $50 million of average net assets
                                                   0.50% on the next $50 million of net assets
                                                   0.40% on the next $100 million of net assets
                                                   0.35% thereafter

SMALL CAP GROWTH FUND**
Bjurman, Barry & Associates                        0.90% of average daily net assets
Longwood Investment Advisors, Inc.                 0.85% of average daily net assets

** The Advisor has allocated to Longwood Investment Advisors, Inc. responsibility for managing approximately 70% of the Small Cap Growth Fund's assets and has allocated to Bjurman, Barry & Associates responsibility for managing approximately 30% of the Fund's assets. These allocations may be larger or smaller at various times, but the Advisor will not reallocate the Fund's assets between Sub-Advisors to reduce these differences in size until the assets vary from the percentages above by approximately 10% or more of the Fund's average daily net assets for a period of 3 consecutive months. In such event, the Advisor may, but is not obligated to, reallocate assets among the Sub-Advisors to provide for a more equal distribution of the Fund's assets.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called  for  the  purpose  of  voting  such  approval.  The  employment  of  the
Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder. In determining whether to approve the continuation of the Funds' sub-advisory agreements, the Board compared the Funds' sub-advisory fees with the industry median sub-advisory fees in their respective investment categories and found the sub-advisory fees were reasonable and appropriate. The Board also considered the Funds' performance during the twelve months ended September 30, 2002 and noted that it reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. The Board considered the Sub-Advisors' level of knowledge, investment style and level of compliance.

In determining to approve the sub-advisory agreements with Bjurman, Barry & Associates and Longwood Investment Advisors, Inc. for the Small Cap Growth Fund, the Board of Trustees considered detailed information presented by the Advisor regarding its sub-advisor selection process, including the criteria used by the Advisor to select a sub-advisor. The Board was provided information on each Sub-Advisor's performance, as compared to the performance of the Russell 2000 Index and the Russell 2000 Growth Index. The Board was also provided information about each Sub-Advisor's level of knowledge, investment style, level of compliance and operations. The Board also considered the amount of sub-advisory fees to be paid to each Sub-Advisor. After considering the information provided about the Sub-Advisors and relying on the expertise of the Advisor in selecting sub-advisors, the Board of Trustees determined that the appointment of the Sub-Advisors is in the best interests of the Small Cap Growth Fund and its shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Fund Sub-Advisor.

PROXY VOTING PROCEDURES
-----------------------

Each Sub-Advisor has adopted policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Listed below is a summary of the Sub-Advisor proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY, INC. TCW has adopted proxy voting guidelines on issues involving board of directors, proxy contests, auditors, miscellaneous governance provisions, capital structure, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. When voting proxies, TCW's foremost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. The voting guidelines identify certain voting matters that will be decided on a case-by-case basis. Proposals that are to be decided on a case-by-case basis are typically referred to the portfolio managers, who will exercise their best judgment to vote proxies in a manner that will enhance the economic value of a client's assets, keeping in mind the best interest of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and/or outside services. The following are examples of TCW's voting position on certain matters:

o Votes on director nominees are made on a case-by-case basis, examining factors such as composition of the board and key board committees, attendance at board meetings, corporate goverance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chariman is also serving as CEO and whether a retired CEO sits on the board.

o TCW will vote against proposals that provide that directors may be removed only for cause

o TCW will vote against proposals to eliminate cumulative voting

o TCW will vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification

o TCW will review proposals to increase tha number of authorized shares of common stock on a case-by-case basis.

o Votes with respect to executive and director compensation plans are determined on a case-by-case basis

o Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account anticipated financial and operating benefits, offer price, prospectus of the combined companies, how the deal was negotiated, changes in corporate goverance and impact on shareholder rights.

If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.

WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. Westfield's policy is to vote all proxies in the best interest of its clients as investors in accordance with its fiduciary obligations and applicable law. Westfield has a proxy voting committee composed of individuals from the investment committee, operations staff and compliance department. The proxy committee is responsible for setting general policy as to porxies. Westfield maintains written voting guidelines setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to two exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the clients' best interests and 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA. The following are examples of Westfield's voting position on specific matters:

o Westfield will withhold votes for the entire board of directors if the board does not have a majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

o Westfield will vote against board proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and proposals to adopt fair price provisions.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy to to vote proxies in the best interests of its clients at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients in accordance with its fiduciary duties and SEC rules governing investment advisers.
Reflecting a basic investment philospohy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

   o maintain or strengthen the shared interests of stockholders and management;
   o increase shareholder value; and
   o maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite efffect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of its clients. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of its clients(excluding any clients that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

   o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

   o Fort Washington may disclose the potential conflict to its clients and obtain a consent of a majority in interest of its clients before voting in the manner approved by a majority in interest of its clients;

   o Fort Washington may engage an independent third-party to determine how the proxy should be voted; or

   o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of a client. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters:

o Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

o Todd will generally support proposals requiring a majority of independent directors on the board.

o Todd prefers to see the separation of Chairman and CEO positions

o Todd prefers that all incumbent directors own company stock

o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program

o Todd supports proposals requiring the expensing of options

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd's vote may differ from the shareholder's request. Todd will consider a shareholder's request but will vote only for what it believes will best advance the long-term interests of shareholders.

MASTRAPASQUA ASSET MANAGEMENT, INC. Mastrapasqua's proxy voting decisions will be made solely in the best interests of the client. In voting proxies, Mastrapasqua is required to consider those factors that may affect the value of the client's investment and may not subordinate the interest of the client to unrelated objectives. Mastrapasqua has adopted guidelines for voting proxies with respect to routine issues, such as board of directors, proxy contest defenses, auditors, acquisitions and mergers, shareholder rights, capital structure, executive and director compensation and social and environmental issues, and its compliance officer will vote routine issues according to these guidelines. Non-routine issues will be voted according to recommendations received from the research department. The following are examples of Mastrapasqua's policies on specific matters:

o Mastrapasqua will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Mastrapasqua will vote for directors on a case-by-case basis.

o Mastrapasqua will vote against proposals to eliminate cumulative voting

o Mastrapasqua will vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification

o Mastrapasqua will vote against proposals that provide that directors may be removed only for cause and for proposals that permit shareholders to elect directors to fill vacancies

o Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the impact of the merger on shareholder value, the anticipated financial and operating benefits, the offering price, the financial viability of the combined companies as a single entity, whether the deal was made in good faith, the changes in corporate goverance and their impact on shareholder rights and the impact on community stakeholders and employees in both workforces.

If a material conflict should arise between Mastrapasqua's interest and that of its clients, Mastrapasqua will vote the proxies in accordance with the recommendation of the research analyst and portfolio manager. A written record will be maintained describing the conflict of interest, the resolution of the conflict and an explanation of how the vote taken was in the client's best interest.

BJURMAN, BARRY & ASSOCIATES. Bjurman uses a third party service provider, ISS, to vote all client proxies. The proxy voting guidelines adopted by Bjurman are provided by ISS. The voting process involves an assessment which results in voting in agreement with company management and/or varying ISS recommendations. Management and ISS recommendations may be identical. In the event Bjurman votes against ISS recommendations, documentation must be prepared to describe the basis for such a decision. Bjurman has adopted proxy voting recommendations on issues involving board of directors, proxy contest defenses, auditors, tender
offer  defenses,   miscellaneous   governance  provisions,   capital  structure,
executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. The following are examples of Bjurman's policies on specific matters:

o Votes on director nominations will be made on a case-by-case basis examining factors such as long-term corporate performance relative to a market index, composition of board and keyboard committees, nominee's attendance at meetings, nominee's investment in the company, whether a retired CEO sits on the board and whether the chairman is also serving as CEO.

o Bjurman will vote against proposals that provide that directors may be removed only for cause and for proposals giving shareholder's the ability to remove directors with or without cause.

o Bjurman will vote for shareholder proposals that ask a company to submit its poison pills for shareholder ratification

o Bjurman will vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue and will vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

Bjurman's proxy voting policy does not demonstrate a conflict of interest regarding clients' best interests since votes are in accordance with a pre-determined policy based upon the recommendations of ISS. The proxy voting guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Bjurman may not vote in strict adherence to these guidelines.

LONGWOOD INVESTMENT ADVISORS, INC. Longwood's proxy voting policy and procedures are designed to ensure that Longwood votes proxies in the best interest of its clients and to prevent and detect fraudulent, deceptive or manipulative acts by Longwood and its advisory affiliates. Longwood's policy is to vote client proxies in the interest of maximizing shareholder value. To that end, Longwood will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Longwood has contracted with The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process. Accordingly, IRRC shall be a source of proxy voting research and also maintain the documentation to substantiate the manner in which Longwood votes proxies. In general, Longwood will support management if management's position appears reasonable, is not detrimental to the long-term equity ownership of the corporation and reflects consideration of the impact of societal values and attitudes on the long-term viability of the corporation. The position of management on any resolution will typically not be supported if it:

o Would enrich management excessively.

o Would entrench incumbent officers or members of the board of directors.

o Would not reflect consideration of short and long-term costs and gains, including effects on the basic human rights of its employees and goodwill both in the U.S. and foreign countries in which the company operates.

o Would result in unreasonable costs.

o Would disadvantage the corporation relative to other corporations.

o Would oppose a proposal to have the shareholders approve the selection of an independent auditor.

o Would not support equal and fair employment practices for all employees.

If Longwood detects a conflict of interest with respect to voting of client proxies, such conflict will be addressed by The Investor Responsibility Research Center (IRRC), or another independent third party, to vote proxies that involve such conflict. Any vote cast by IRRC is binding and may not be overridden by Longwood.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Touchstone currently allows concessions to dealers who sell shares of the Funds. Touchstone receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund. Touchstone retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended March 31, 2003, the aggregate underwriting commissions on sales of the Trust's shares were $1,501,520 of which Touchstone paid $1,200,478 to unaffiliated broker-dealers in the selling network, earned $89,601 as a broker-dealer in the selling network and retained $211,441 in underwriting commissions.

For the fiscal year ended March 31, 2002, the aggregate underwriting commissions on sales of the Trust's shares were $1,989,963 of which Touchstone paid $1,589,175 to unaffiliated broker-dealers in the selling network, earned
$113,826 as a broker-dealer in the selling network and retained $286,962 in underwriting commissions.

For the fiscal year ended March 31, 2001, the aggregate underwriting commissions on sales of the Trust's shares were $981,892 of which Touchstone paid $862,036 to unaffiliated broker-dealers in the selling network, earned $36,113 as a broker-dealer in the selling network and retained $83,743 in underwriting commissions.

Touchstone retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge. For the fiscal period ended March 31, 2003, Touchstone collected $113,872, $8,535, $21,126, $307, $1,268 and $1,009 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Emerging Growth Fund, the Enhanced 30 Fund, the Growth Opportunities Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Value Plus Fund, respectively.

For the fiscal year ended March 31, 2002, Touchstone collected $8,376, $17,296, $91, $541 and $246 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Emerging Growth Fund, the Growth Opportunities Fund, the Large Cap Growth Fund, the Enhanced 30 Fund and the Value Plus Fund, respectively.

For the fiscal period ended March 31, 2001, Touchstone collected $49,040, $16,103, $141 and $1,744 of contingent deferred sales charges on redemptions of Class C shares of the Emerging Growth Fund, the Growth Opportunities Fund, the Large Cap Growth Fund and the Value Plus Fund, respectively.

Ms. McGruder may be deemed to be an affiliate of Touchstone because of her position as President and Director of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

The Funds may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of ..25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Large Cap Growth Fund, the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class A Plan were $106,686, $224,636, $402,099, $154,689, $17,934 and $14,237, respectively. All payments were to broker-dealers and others for the sale or retention of assets.

CLASS B SHARES. The Funds have also adopted a plan of distribution (the "Class B Plan") with respect to the Class B shares of a Fund. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Large Cap Growth Fund, the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class B Plan were $498, $26,878, $225,930, $3,053, $8,939 and $3,602, respectively. All payments were to broker-dealers and others for the sale and retention of assets.

CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Large Cap Growth Fund, the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class C Plan were $12,090, $268,187, $885,859, $18,920, $9,130 and $8,646, respectively. All payments were to broker-dealers and others for the sale and retention of assets.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the

Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal periods:

--------------------------------------------------------------------------------
     NAME OF FUND                  PERIOD          AMOUNT OF
                                   ENDED          COMMISSIONS
--------------------------------------------------------------------------------
Large Cap Growth Fund             3-31-03         $  138,228
--------------------------------------------------------------------------------
Large Cap Growth Fund             3-31-02            170,679
--------------------------------------------------------------------------------
Large Cap Growth Fund             3-31-01             98,179
--------------------------------------------------------------------------------
Growth Opportunities Fund         3-31-03            177,061
--------------------------------------------------------------------------------
Growth Opportunities Fund         3-31-02            229,827
--------------------------------------------------------------------------------
Growth Opportunities Fund         3-31-01            147,414
--------------------------------------------------------------------------------
Enhanced 30 Fund                  3-31-03             12,631
--------------------------------------------------------------------------------
Enhanced 30 Fund                  3-31-02              6,342
--------------------------------------------------------------------------------
Enhanced 30 Fund                  3-31-01              6,967
--------------------------------------------------------------------------------
Emerging Growth Fund              3-31-03          1,154,702
--------------------------------------------------------------------------------
Emerging Growth Fund              3-31-02            484,748
--------------------------------------------------------------------------------
Emerging Growth Fund              3-31-01             13,443
--------------------------------------------------------------------------------
Value Plus Fund                   3-31-03            164,914
--------------------------------------------------------------------------------
Value Plus Fund                   3-31-02            166,029
--------------------------------------------------------------------------------
Value Plus Fund                   3-31-01             26,341
--------------------------------------------------------------------------------
Small Cap Growth Fund             3-31-03            112,858
--------------------------------------------------------------------------------

The higher commissions paid by the Enhanced 30 Fund during the fiscal year ended March 31, 2003 are due to higher turnover rates.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal period ended March 31, 2003, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                               BROKERAGE        BROKERAGE
                               TRANSACTIONS     COMMISSIONS
                               DIRECTED TO      FROM
                               RESEARCH         RESEARCH
                               --------         --------

Large Cap Growth Fund          $18,500,178      $ 27,454
Growth Opportunities Fund      $58,820,196      $126,504
Emerging Growth Fund           $18,992,740      $ 46,845
Value Plus Fund                $30,272,299      $ 49,144
Small Cap Growth Fund          $ 3,625,704      $ 10,886

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

In order to reduce total operating expenses, the Funds may apply a portion of their brokerage commission dollars to offset custody expenses through a Commission Share Program offered by Brown Brothers Harriman & Co., the Trust's Custodian. The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Deutsche Bank may be deemed to be an affiliate of the Trust because it is an affiliate of Deutsche Investment Management Americas Inc., a sub-advisor for Touchstone Variable Series Trust. Listed below is information about the brokerage commissions paid to Deutsche Bank during the fiscal period ended March 31, 2003.

                                                                   Percentage
                                  Amount           Percentage     of Aggregate
                                    of            of Aggregate    Transactions
                                Commissions     Commissions Paid    Effected
                                -----------     ----------------    --------
Emerging Growth Fund              $   992             .09%            .06%
Growth Opportunities Fund         $13,210             7.5%             10%
Small Cap Growth Fund             $ 2,786             2.5%            2.8%

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisors will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal period ended March 31, 2003, the Funds acquired common stock of the Trust's regular broker-dealers as follows:

--------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES  MARKET VALUE
           FUND                               BROKER-DEALER                       AT 3-31-03      AT 3-31-03
--------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund        Merrill Lynch & Co. Inc.                           74,000        $2,619,600
Growth Opportunities Fund        Wells Fargo & Co.                                  60,000        $2,699,400
Enhanced 30 Fund                 Citigroup, Inc. (Salomon, Smith Barney)             7,516        $  258,926
Value Plus Fund                  Lehman Brothers Holdings                           17,185        $  992,434
Value Plus Fund                  Citigroup, Inc. (Salomon, Smith Barney)            22,912        $  789,318
Small Cap Growth Fund            Raymond James Financial, Inc.                      21,750        $  562,673
--------------------------------------------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisors and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, Advisor, the Sub-Advisor and Touchstone is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectuses.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many experienced and qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work with your chosen financial advisor.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Below is a chart comparing the sales charges and 12b-1 fees applicable to each class of shares:

CLASS    SALES CHARGE                             12B-1 FEE          CONVERSION FEATURE
-----------------------------------------------------------------------------------------
A       Maximum of 5.75% initial sales charge       0.25%           None
        reduced for purchases of $50,000 and
        over; shares sold without an initial sales
        charge may be subject to a 1.00% CDSC
        during 1st year if a commission was paid
        to a dealer

B       Maximum 5.00% CDSC during 1st               1.00%          Class B  Shares
        year, which decreases incrementally                        automatically convert
        and is 0 after 6 years                                     to Class A shares after
                                                                   approximately 8 years

C       1.00% CDSC during 1st year                  1.00%          None
-----------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at NAV plus an initial sales charge. In some cases, reduced initial sales charges for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a CDSC of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales charge breakpoints for the purchase of Class A shares:

                                             Sales              Sales              Dealer
                                             Charge as          Charge as %        Reallowance
                                             % of Offering      of Net Amount      as % of Net
                                             Price              Invested           Amount Invested
                                             -------------      -------------      ---------------
Less than $50,000                                 5.75%             6.10%               5.00%
$50,000 but less than $100,000                    4.50              4.71                3.75
$100,000 but less than $250,000                   3.50              3.63                2.75
$250,000 but less than $500,000                   2.95              3.04                2.25
$500,000 but less than $1,000,000                 2.25              2.30                1.75
$1,000,000 or more                                None              None

The following table shows the initial sales charge breakpoints for the purchase of Class A shares of the Large Cap Growth Fund and the Growth Opportunities Fund for accounts opened before August 1, 1999:


                                             Sales              Sales              Dealer
                                             Charge as          Charge as %        Reallowance
                                             % of Offering      of Net Amount      as % of Net
                                             Price              Amount Invested    Amount Invested
                                             -------------      ---------------    ---------------
Less than $100,000                               4.00%               4.17%               3.60%
$100,000 but less than $250,000                  3.50                3.63                3.30
$250,000 but less than $500,000                  2.50                2.56                2.30
$500,000 but less than $1,000,000                2.00                2.04                1.80
$1,000,000 or more                               None                None

The following table shows the initial sales charge breakpoints for the purchase of Class A shares of the Emerging Growth Fund and the Value Plus Fund for accounts opened before May 1, 2000:

                                             Sales              Sales              Dealer
                                             Charge as          Charge as %        Reallowance
                                             % of Offering      of Net Amount      as % of Net
                                             Price              Amount Invested    Amount Invested
                                             -------------      ---------------    ---------------

Less than $50,000                                5.75%               6.10%               5.00%
$50,000 but less than $100,000                   4.50                4.71                3.75
$100,000 but less than $250,000                  3.50                3.63                2.75
$250,000 but less than $500,000                  2.50                2.56                2.00
$500,000 but less than $1,000,000                2.00                2.04                1.60
$1,000,000 or more                               None                None

Under certain circumstances, Touchstone may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, Touchstone may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from Touchstone. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Family of Funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Purchases of Class A Shares" below.

REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales charge with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales charges set forth in the tables above. Purchases of Class A shares of any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. You should contact the transfer agent for information about the Right of Accumulation and Letter of Intent.

CDSC FOR CERTAIN PURCHASES OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

CLASS B SHARES

Class B shares of the Funds are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE                               CDSC AS A
PURCHASE                                 % OF AMOUNT
PAYMENT MADE                             SUBJECT TO CHARGE
----------------------------------------------------------
First                                         5.00%
Second                                        4.00%
Third                                         3.00%
Fourth                                        2.00%
Fifth                                         1.00%
Sixth                                         1.00%
Seventh and thereafter*                       None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Touchstone funds (other than a money market fund). For example, if you concurrently invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the cost or current NAV (whichever is higher) of his existing Class A shares of the load funds distributed by Touchstone with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the table in the Prospectuses. The purchaser or his dealer must notify the transfer agent that an investment qualifies for a reduced sales charge. The reduced charge will be granted upon confirmation of the purchaser's holdings by the transfer agent.

A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales charges set forth in the tables in the Prospectus may also be available to any Purchaser of Class A shares of a Fund who submits a Letter of Intent to the transfer agent. The Letter must state an intention to invest within a thirteen-month period in Class A shares of any load fund distributed by Touchstone a specified amount, which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen-month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen-month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the transfer agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with Touchstone.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any investment advisor or financial planner who has made appropriate arrangements with the Trust or Touchstone.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with Touchstone.
5. As part of certain promotional programs established by the Fund and/or Touchstone.
6. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between Touchstone and such group.
7. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
8.   Through Processing Organizations described in the Prospectus.
9. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Funds.
10. As part of an employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. Your financial advisor should call Touchstone for more information.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:
1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

EXCHANGES. Exchanges may be subject to certain limitations and are subject to the Touchstone Funds' policies concerning excessive trading practices, which are policies designed to protect Funds and their shareholders from the harmful effect of frequent exchanges.

The Funds may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than two exchanges within a rolling 90 day period.

Upon the Fund's restriction or refusal of a purchase or exchange as a result of excessive exchanging or market timing, written notification of the Fund's policies on these issues will be sent to the shareholder's agent and/or to the broker-dealer firm of record for any account deemed to be market timing by the Funds. If an account has no such agent or broker-dealer, written notification will be sent directly to the shareholder.

OTHER INFORMATION. The Trust does not impose a front-end sales charge or imposes a reduced sales charge in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by Touchstone. Purchases made at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect that each Fund be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes:

                                                AMOUNT          EXPIRATION DATE
--------------------------------------------------------------------------------
Emerging Growth Fund                         $24,155,186        March 31, 2011

Growth Opportunities Fund                      2,005,441        March 31, 2009
                                              22,448,509        March 31, 2010
                                              21,975,058        March 31, 2011

Large Cap Growth Fund                         12,172,049        March 31, 2010
                                              19,119,045        March 31, 2011

Enhanced 30 Fund                                  99,480        March 31, 2009
                                                  24,780        March 31, 2010
                                                 414,728        March 31, 2011

Value Plus Fund                                  209,088        March 31, 2009
                                               5,826,294        March 31, 2011

Small Cap Growth Fund                             41,322        March 31, 2011
--------------------------------------------------------------------------------
Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to U.S. shareholders, other than corporations, at the qualified dividend income rate of 15%, or 5% for lower income levels and may qualify for the corporate dividends-received deduction, to the extent derived from qualified dividend income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

TIMING OF INVESTMENT. At the time of a shareholder's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the NAV of the shareholder's shares is, as a result of the distributions, reduced below the shareholder's cost for such shares and the distributions economically represent a return of a portion of the investment.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)^n = ERV
Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                        -37.51%
5 Years                                       -13.68%
Since inception (8-2-93)                        0.30%

Large Cap Growth Fund (Class B)
-------------------------------
1 Year                                        -37.25%
Since inception (5-1-01)                      -28.01%

Large Cap Growth Fund (Class C)
-------------------------------
1 Year                                        -34.26%
5 Years                                       -13.60%
Since inception (6-7-93)                        0.01%

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                        -34.16%
5 Years                                        -1.96%
Since inception (9-29-95)                       6.34%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                        -34.51%
Since inception (5-1-01)                      -29.49%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                        -31.55%
Since inception (8-2-99)                      -10.54%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                        -30.43%
Since inception (5-1-00)                      -14.51%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                        -29.63%
Since inception (5-1-01)                      -18.34%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                        -26.32%
Since inception (5-16-00)                     -13.22%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                        -32.04%
5 Years                                         5.08%
Since inception (10-3-94)                      11.79%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                        -33.09%
Since inception (5-1-01)                      -14.24%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                        -30.27%
5 Years                                         5.05%
Since inception (10-3-94)*                     11.29%

Value Plus Fund (Class A)
-------------------------
1 Year                                        -32.69%
Since inception (5-1-98)                       -4.21%

Value Plus Fund (Class B)
-------------------------
1 Year                                        -31.87%
Since inception (5-1-01)                      -20.33%

Value Plus Fund (Class C)
-------------------------
1 Year                                        -29.08%
Since inception (5-1-98)*                     - 3.93%

* Date reflects inception of the predecessor. The predecessor was a series of Select Advisors Trust C that was reorganized into Touchstone Series Trust, the Funds' previous Trust, on December 31, 1998.

Each Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charge, which, if included, would reduce total return.

The total returns of the Large Cap Growth Fund, the Growth Opportunities Fund and the Enhanced 30 Fund as calculated in this manner for each of the last ten fiscal periods (or since inception) are as follows:


                             LARGE CAP                                 GROWTH                                ENHANCED
                            GROWTH FUND                          OPPORTUNITIES FUND                          30 FUND
                  Class A     Class B       Class C      Class A      Class B      Class C      Class A      Class B      Class C
                  ------------------------------------------------------------------------------------------------------------------
Period Ended
------------
March 31, 1994    - 2.63%(1)                 -2.91%(2)
March 31, 1995    + 8.07%                    +7.32%
March 31, 1996    +27.90%                   +26.90%      +14.50%(3)
March 31, 1997    +11.82%                   +11.01%      +12.77%
March 31, 1998    +42.74%                   +41.63%      +36.73%
March 31, 1999    +14.30%                   +13.03%      +29.89%
March 31, 2000    +20.60%                   +19.24%      +88.88%                   +76.52%(4)
March 31, 2001    -41.73%                   -42.39%      -38.42%                   -38.89%      -10.57%(5)                -11.12%(6)
March 31, 2002     -4.57%      -15.07%(7)    -5.66%       -8.96%      -21.81%(7)    -9.93%        3.86%       -3.60%(7)     3.00%
March 31, 2003    -33.69%      -34.63%      -34.26%      -30.14%      -31.78%      -31.55%      -26.19%      -26.70%      -26.32%

(1)  From date of initial public offering on August 2, 1993
(2)  From date of initial public offering on June 7, 1993
(3)  From date of initial public offering on September 29, 1995
(4)  From date of initial public offering on August 1, 1999
(5)  From date of initial public offering on May 1, 2000
(6)  From date of initial public offering on May 16, 2000
(7)  From date of initial public offering on May 1, 2001

The total returns of the Emerging Growth Fund and the Value Plus Fund as calculated in this manner for each of the last ten fiscal periods (or since inception) are as follows:

                            EMERGING GROWTH FUND                       VALUE PLUS FUND
                    Class A(1)  Class B(3)    Class C(1)    Class A(2)   Class B(3)  Class C(2)
                    ---------------------------------------------------------------------------
Period Ended
------------
December 31, 1994      2.72%                     2.52%
December 31, 1995     22.56%                    21.15%
December 31, 1996     10.56%                     9.67%
December 31, 1997     32.20%                    30.67%
December 31, 1998      2.57%                     1.95%         4.29%                    2.60%
December 31, 1999     45.85%                    44.86%        15.51%                   14.24%
December 31, 2000     25.92%                    24.58%        1.91%                     1.87%
March 31, 2001        -4.95%                    -5.91%        -0.74%                   -0.89%
March 31, 2002        22.72%       11.35%       22.09%         2.34%      -5.01%        1.60%
March 31, 2003       -27.90%      -30.34%      -30.27%        28.59%     -29.05%      -29.08%

(1)  From date of initial public offering on October 3, 1994
(2)  From  date of  initial  public  offering  on May 1,  1998

(3)  From date of initial public offering on May 1, 2001

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE FUNDS (EXCLUDING SALES CHARGES) FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                   -33.69%
3 Years                                  -28.29%
5 Years                                  -12.66%
Since inception (8-2-93)                   0.91%

Large Cap Growth Fund (Class B)
-------------------------------
1 Year                                   -34.63%
Since inception (5-1-01)                 -26.46%

Large Cap Growth Fund (Class C)
-------------------------------
1 Year                                   -34.26%
3 Years                                  -29.04%
5 Years                                  -13.60%
Since inception (6-7-93)                   0.01%

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -30.14%
3 Years                                  -26.84%
5 Years                                   -0.80%
Since inception (9-29-95)                  7.18%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -31.78%
Since inception (5-1-01)                 -27.98%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -31.55%
3 Years                                  -27.77%
Since inception (8-1-99)                 -10.54%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -26.19%
Since inception (5-1-00)                 -12.73%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -26.70%
Since inception (5-1-01)                 -16.59%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -26.32%
Since inception (5-16-00)                -13.22%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -27.90%
3 Years                                   -5.61%
5 Years                                    6.33%
Since inception (10-3-94)                 12.57%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -30.34%
Since inception (5-1-01)                 -12.43%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -30.27%
3 Years                                   -7.13%
5 Years                                    5.05%
Since inception (10-3-94)*                11.29%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -28.59%
3 Years                                  -10.15%
Since inception (5-1-98)                  -3.05%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -29.05%
Since inception (5-1-01)                 -18.62%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -29.08%
3 Years                                  -10.62%
Since inception (5-1-98)*                 -3.93%

*    Date reflects inception of the predecessor.

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Funds may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

     P(1+T)^n=ATV
                 D

Where:
P    = a hypothetical initial payment of $1,000.
T    = average annual total return (after taxes on distributions).
n    = number of years.
ATV  = ending value of a  hypothetical  $1,000  payment made at the beginning of
   D the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL RETURNS OF THE FUNDS AFTER TAXES ON DISTRIBUTIONS FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                   -37.51%
5 Years                                  -14.36%
Since inception (8-2-93)                  -0.52%

Large Cap Growth Fund (Class B)
-------------------------------
1 Year                                   -37.25%
Since inception (5-1-01)                 -28.01%

Large Cap Growth Fund (Class C)
-------------------------------
1 Year                                   -34.26%
5 Years                                  -14.28%
Since inception (6-7-93)                  -0.66%

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -34.16%
5 Years                                   -2.83%
Since inception (9-29-95)                  5.46%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -34.51%
Since inception (5-1-01)                 -29.49%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -31.55%
Since inception (8-2-99)                 -10.68%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -30.72%
Since inception (5-1-00)                 -14.76%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -29.64%
Since inception (5-1-01)                 -18.40%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -26.35%
Since inception (5-16-00)  -13.27%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -32.37%
5 Years                                    2.55%
Since inception (10-3-94)                  8.98%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -33.46%
Since inception (5-1-01)                 -14.52%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -30.64%
5 Years                                    2.26%
Since inception (10-3-94)*                 8.56%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -32.84%
Since inception (5-1-98)                  -4.89%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -32.03%
Since inception (5-1-01)                 -20.43%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -29.08%
Since inception (5-1-98)*                 -4.50%

*    Date reflects inception of the predecessor.

The Funds may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)^n=ATV
            DR
Where:
P     = a hypothetical initial payment of $1,000.
T     = average   annual  total  return  (after  taxes  on   distributions   and
        redemption).
n     = number of years.
ATV   = ending value of a  hypothetical  $1,000 payment made at the beginning of
   DR the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURN FOR THE FUNDS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                   -23.03%
5 Years                                   -9.53%
Since inception (8-2-93)                   0.53%

Large Cap Growth Fund (Class B)
-------------------------------
1 Year                                   -22.87%
Since inception (5-1-01)                 -21.67%

Large Cap Growth Fund (Class C)
-------------------------------
1 Year                                   -21.04%
5 Years                                   -9.42%
Since inception (6-7-93)                   0.40%

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -20.98%
5 Years                                   -1.45%
Since inception (9-29-95)                  5.27%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -21.19%
Since inception (5-1-01)                 -22.77%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -19.37%
Since inception (8-2-99)                  -8.16%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -18.67%
Since inception (5-1-00)                 -11.34%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -18.19%
Since inception (5-1-01)                 -14.41%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -16.16%
Since inception (5-16-00)                -10.30%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -19.64%
5 Years                                    3.17%
Since inception (10-3-94)                  8.64%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -20.28%
Since inception (5-1-01)                 -11.32%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -18.55%
5 Years                                    3.12%
Since inception (10-3-94)*                 8.36%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -20.07%
Since inception (5-1-98)                  -3.30%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -19.56%
Since inception (5-1-01)                 -15.95%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -17.85%
Since inception (5-1-98)*                 -3.02%

* Date reflects inception of the predecessor.

From time to time, the Funds may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)^6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A, Class B and Class C shares of the Funds. The yield of Class A shares is expected to be higher than the yield of Class B and Class C shares due to the higher distribution fees imposed on Class B and Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages.

When advertising current ratings or rankings, the Funds may use the following publications to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, a Fund may also use comparative performance information of relevant indices, including the following:

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large and medium sized companies and is often used to indicate the performance of the overall stock market.

The S&P Barra Value Index is a capitalization-weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the S&P 500 Value Index or the S&P 500 Growth Index so that the sum of the indices reflects the total S&P 500.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index of small cap performance.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of July 3, 2003, the following shareholders held over 5% of the outstanding shares of a Fund (or class):

-----------------------------------------------------------------------------------------------
FUND                                  SHAREHOLDER                                    % OF CLASS
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Fifth Third Bank - RPS                         46.31%
Class A                               MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western and Southern Life Insurance Company    15.78%
Class A                               400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western-Southern Life Assurance                10.02%
Class A                               Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western and Southern Life Insurance             9.81%
Class A                               Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               A.G. Edwards & Sons Inc. Custodian             10.20%
Class B                               FBO A Customer's Account
                                      23133 Brookdale Street
                                      St. Clair Shores, MI
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               A.G. Edwards & Sons Inc. Custodian             10.20%
Class B                               FBO A Customer's Account
                                      23133 Brookdale Street
                                      St. Clair Shores, MI
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Donaldson Lufkin & Jenrette                     8.50%
Class B                               FBO A Customer's Account
                                      P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Glen M. Hanson                                  6.64%
Class B                               6 Keating Drive
                                      Cold Spring, KY
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Charles J. Summerville                          8.93%
Class B                               2052 Clarence Avenue
                                      Lakewood, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Pershing LLC*                                  28.10%
Class B                               P.O. Box 2052
                                      Jersey  City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Wells Fargo Investments LLC                     6.66%
Class B                               608 Second Avenue South
                                      Minneapolis, MN
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Donaldson Lufkin & Jenrette                    12.37%
Class C                               P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Brian G. McElheny                               5.75%
Class C                               207 W. Jackson
                                      Carbondale, IL
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Haley Stone Supply Inc.                         5.81%
Class C                               1085 Collins Court
                                      Oakland, MI
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           Fidelity Investments Institutional             18.79%
Class A                               100 Magellan Way KW1C
                                      Covington, KY
-----------------------------------------------------------------------------------------------

                                       75

-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           Fifth Third Bank - RPS                          5.05%
Class A                               MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           National Financial Services Corp.               5.20%
Class A                               For Benefit of a Customer's Account
                                      P.O. Box 370
                                      New York, NY
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           National Financial Services Corp.               6.21%
Class A                               For Benefit of a Customer's Account
                                      1 Wall Street
                                      New York, NY
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class A          Merrill Lynch, Pierce Fenner & Smith           17.62%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class A          Fifth Third Bank - RPS                         6.16%
                                      MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class B          Merrill Lynch, Pierce Fenner & Smith           15.21%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class C          Merrill Lynch, Pierce Fenner & Smith           38.50%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class A              The Western & Southern Life Insurance Company  19.84%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class A              The Western & Southern Life Insurance          54.68%
                                      Company*
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class B              Merrill Lynch, Pierce Fenner & Smith           16.06%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Brenda L. Andreas                               5.41%
                                      406 Red Barn Road
                                      Willow Grove, PA
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Merrill Lynch, Pierce Fenner & Smith           20.21%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Stifel Nicolaus & Co. Inc.                      7.05%
                                      501 North Broadway
                                      St. Louis, MO
-----------------------------------------------------------------------------------------------

                                       76

-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               Columbus Life Insurance Company                22.42%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               Fifth Third Bank - RPS                         21.93%
                                      MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               NFSC FEBO                                       5.27%
                                      P.O. Box 370
                                      New York, NY
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               NFSC FEBO                                       7.27%
                                      1 Wall Street
                                      New York, NY
-----------------------------------------------------------------------------------------------
 Value Plus Fund-Class A              The Western & Southern Life Insurance Co.      19.85%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donald P. Morgan                                5.73%
                                      3716 S Three Mile Road
                                      Bay City, MI
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Mikey N. Goolsby                                5.77%
                                      266 County Road 461A
                                      Brazoria, TX
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Scott & Stringfellow Inc.                       5.09%
                                      909 East Main Street
                                      Richmond, VA
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Francis H. Ehlmann                              6.09%
                                      3221 Bowman Ridge
                                      Saint Charles, MO
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donaldson, Lufkin & Jenrette                    5.68%
                                      FBO A Customer's Account
                                      P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donaldson, Lufkin &                            8.29%
                                      Jenrette FBO A
                                      Customer's Account
                                      P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               PaineWebber                                    6.37%
                                      For the Benefit of its Customers
                                      P.O. Box 3321
                                      Weehawken, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class C               The Western & Southern Life Insurance Company  13.52%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class C               Western-Southern Life Insurance                 9.52%
                                      Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------

                                       77

-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         Merrill Lynch, Pierce Fenner & Smith            5.99%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         SEI Private Trust Company                       9.56%
                                      c/o Irwin Union
                                      One Freedom Valley Drive
                                      Oaks, PA
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         Western & Southern Life*                       25.75%
                                      400 Broadway MS 80
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         The Western & Southern Life Insurance Co.      20.03%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         The Western & Southern Life Assurance Co.      11.45%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class B         First Southwest Company FBO                     5.93%
                                      325 N St Paul, Suite 800
                                      Dallas, TX
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class B         Merrill Lynch, Pierce Fenner & Smith           17.11%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class C         Merrill Lynch, Pierce Fenner & Smith           56.16%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------

*May be deemed to control a Fund (or class) by virtue of the fact that it owned of record more than 25% of the outstanding shares as of July 3, 2003.

As of July 3, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN
---------

Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005, serves as the Trust's custodian. Brown Brothers Harriman acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

The firm of Ernst & Young LLP, 250 East Fifth Street, Cincinnati, Ohio, has been selected as independent auditors for the Trust for fiscal year ending March 31, 2004. Ernst & Young LLP will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from each Fund, plus out of-pocket expenses. Integrated is an affiliate of the Advisor by reason of common ownership.

ACCOUNTING AND PRICING AGENT. Integrated provides accounting and pricing services to the Trust. For calculating daily NAV per share and maintaining all necessary books and records to enable Integrated to perform its duties, each Fund pays Integrated a fee based on the asset size of the Fund, plus out-of-pocket expenses. The Funds also pay the costs of outside pricing services.

Prior to March 17, 2002, Investors Bank & Trust Company provided accounting and pricing and administrative services to the Emerging Growth Fund and the Value Plus Fund. Set forth below are the accounting and pricing fees paid by the Funds during the stated fiscal periods:

                                         3-31-03     3-31-02      12-31-00
                                         -------     -------      --------

Emerging Growth Fund                    $ 66,234    $196,006*    $ 83,161*
Value Plus Fund                           52,782     147,233*      98,093*

                                         3-31-03     3-31-02      3-31-01
                                         -------     -------      -------

Enhanced 30 Fund                        $ 45,750    $ 47,000     $ 32,000
Large Cap Growth                          47,250      52,000       41,000
Growth Opportunities Fund                 56,750      59,000       46,000
Small Cap Growth Fund                     19,169

* Represents a unified fee that includes accounting, administration and custody fees.

ADMINISTRATIVE AGENT. Integrated also provides administrative services to the Funds. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Integrated receives a monthly fee from each Fund based on its average daily net assets, plus out-of-pocket expenses. The fees paid for administrative services by the Funds for the fiscal year ended March 31, 2003 are set forth below. The administrative fees paid by the Emerging Growth Fund and Value Plus Fund during prior fiscal years are reflected in the accounting and pricing fee chart above. The Enhanced 30 Fund, the Large Cap Growth Fund and the Growth Opportunities Fund did not began paying administrative fees until August 1, 2002.

                                         3-31-03
                                         -------
Emerging Growth Fund                    $151,466
Value Plus Fund                           37,217
Enhanced 30 Fund                           3,025
Large Cap Growth Fund                     13,745
Growth Opportunities Fund                 41,073
Small Cap Growth Fund                      3,806

ANNUAL REPORT
-------------

The Trust's financial statements as of March 31, 2003 appear in the Trust's annual report, which is incorporated by reference herein. The financial statements were audited by Ernst & Young LLP.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's, S&P and Fitch, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY'S BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations,  i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR.  Not rated.

                                 FITCH RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

    BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

    B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

   CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

   DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                         S&P'S COMMERCIAL PAPER RATINGS

A. S& P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
     A-3 Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B Issues rated "B" are regarded as having only speculative capacity for timely payment.
     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

SP-3 "Debt rated SP-3 has speculative capacity to pay principal and interest."

                         THE NAVELLIER PERFORMANCE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2003



         This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the "Fund"), dated May 1, 2003, the Prospectus of the Aggressive Small Cap Equity Portfolio of the Navellier Performance Funds dated May 1, 2003 and the Prospectus and Statement of Additional Information for the Class I shares of the Navellier Mid Cap Growth Portfolio of The Navellier Performance Funds dated May 1, 2003; copies of which Prospectuses and Statement of Additional Information may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................   3

INVESTMENT OBJECTIVES AND POLICIES...................................   3

TRUSTEES AND OFFICERS OF THE FUND....................................  10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................  12

THE INVESTMENT ADVISER, DISTRIBUTOR,
 CUSTODIAN AND TRANSFER AGENT........................................  12

BROKERAGE ALLOCATION AND OTHER PRACTICES.............................  17

CAPITAL STOCK AND OTHER SECURITIES...................................  19

PURCHASE, REDEMPTION, AND PRICING OF SHARES..........................  20

TAXES................................................................  23

UNDERWRITERS.........................................................  25

CALCULATION OF PERFORMANCE DATA......................................  26

FINANCIAL STATEMENTS.................................................  26

APPENDIX.............................................................

                         GENERAL INFORMATION AND HISTORY

         The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO

         The investment objective of the Navellier Aggressive Growth Portfolio is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.

         The Navellier Aggressive Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. Under normal circumstances, the Aggressive Growth Portfolio will invest at least 80% of its total assets in securities of companies. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

         Investors in the Aggressive Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load.

INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

         The Investment Objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long-term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $2 billion and $10 billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Mid Cap Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO

         The Investment Objective of the Navellier Aggressive Micro Cap Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Aggressive Micro Cap Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Micro Cap Portfolio will be to seek to achieve long-term growth of capital primarily through investments in securities of micro cap companies

(companies with market capitalization of less than $1 billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

INVESTMENT OBJECTIVE OF THE NAVELLIER SMALL CAP VALUE PORTFOLIO

         The Investment Objective of the Small Cap Value Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies which the Investment Adviser believes are undervalued and which the Investment Adviser believes have appreciation potential. This Portfolio seeks to achieve its investment objective by investing in equities of small cap issuers with superior fundamentals, including but not limited to, high dividend yields, and positive quarterly earnings changes and other value type screens. The Small Cap Value Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Small Cap Value Portfolio seeks long-term capital appreciation through investments in securities of small cap companies (companies with market capitalization of less than $2 billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Small Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Small Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Small Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER LARGE CAP GROWTH PORTFOLIO

         The investment objective of the Navellier Large Cap Growth Portfolio is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.

         The Navellier Large Cap Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies with market capitalization in excess of five billion dollars. Under normal circumstances, this Portfolio will invest at least 80% of its total assets in securities of companies with market capitalizations in excess of $5 Billion. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, this Portfolio may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, this Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

         Investors in the Navellier Large Cap Growth Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

         The investment objective of the Navellier Large Cap Value Portfolio is to achieve a long-term increase in capital, primarily through investments in stocks of large cap companies which the Investment Adviser believes are undervalued.

         The Large Cap Value Portfolio invests in equity securities traded in all United States markets, including dollar-denominated foreign securities traded in the United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Large Cap Value Portfolio seeks long-term capital appreciation through investments in securities of large cap companies (companies with market capitalization of over $5 billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Large Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Large Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Large Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

         The Investment Objective of the Navellier Aggressive Small Cap Equity Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Aggressive Small Cap Equity Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Small Cap Equity Portfolio will be to seek to achieve long-term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $2 billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay an annual 0.25% 12b-1 fee which over a period of years could result in higher overall expenses than payment of an initial sales charge.

OTHER INVESTMENTS

         While under normal circumstances each of the Portfolios will invest at least 80% of its total assets in equity securities, each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio's holdings in non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such holdings will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the Fund for Government Investors, an unaffiliated money market mutual fund. FBR National Bank & Trust is the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Bank & Trust ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection. Deposits in FBR National Bank & Trust interest bearing, non money market mutual fund deposit accounts have only $100,000 protection. Money market mutual fund investment products are not insured by the FDIC. They are not deposits. Nor are they any other obligation of, or guaranteed by, any bank or bank affiliate and involve investment risks, including possible loss of the principal amount invested.

         It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

         In determining the types of companies which will be suitable for investment by the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Small Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the Aggressive Small Cap Equity Portfolio, the Investment Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Aggressive Growth Portfolio or the Large Cap Growth Portfolio as to the type, operating history, or dividend paying record of companies or industries in which these two Portfolios may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. The Mid Cap Growth Portfolio invests at least 80% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $2 billion and $10 Billion). The Aggressive Micro Cap Portfolio invests at least 80% of its total assets in equity securities of companies defined as micro cap (companies with capitalization of less than $1 Billion.) The Small Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio invest at least 80% of their total assets in equity securities of companies defined as small cap (companies with capitalization of less than $2 Billion). The Large Cap Growth Portfolio and the Large Cap Value Portfolio invest at least 80% of their total assets in equity securities of companies defined as large cap (companies with capitalization over $5 Billion). These Portfolios will invest up to 100% of their capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Adviser, when investing for the Aggressive Growth Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio may also purchase common stocks of well known, highly researched, large companies if the Investment Adviser believes such common stocks offer opportunity for long-term capital appreciation.

LACK OF OPERATING HISTORY AND EXPERIENCE

         The Aggressive Growth Portfolio went effective December 28, 1995 and has over five years of operations. The Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio both went effective November 26, 1996 (however The Aggressive Micro Cap Portfolio was not actively marketed to the public until March 17, 1997). The Large Cap Growth, The Small Cap Value, and The Large Cap Value Portfolios are all investment company portfolios which went effective December 18, 1997. The Aggressive Small Cap Equity Portfolio was originally organized as an investment company under The Navellier Series Fund which went effective April 1, 1994. The Investment Adviser was organized on May 28, 1993. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios. The Investment Adviser has a consulting agreement with Robert Barnes, Ph.D, whereby Mr. Barnes provides analysis and consults with the Investment Adviser regarding large cap equity securities as possible investments for The Large Cap Growth Portfolio.


         Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $3.0 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


         An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of the Portfolios' objectives will be achieved or that the value of the investment will increase. An investment in shares of the Aggressive Growth Portfolio and/or the Large Cap Growth Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As non-diversified investment Portfolios, the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each be subject to greater fluctuation in the total market value of such Portfolio, and economic, political or regulatory developments may have a greater impact on the value of these Portfolios than would be the case if these Portfolios were diversified among a greater number of issuers. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.


         As part of a merger of the Aggressive Small Cap Equity Portfolio of the Navellier Series Fund ("Series Portfolio") into the Aggressive Small Cap Equity Portfolio of this Fund ("Performance Portfolio"), the Performance Portfolio has agreed to accept all assets and to assume all valid liabilities of the Series Portfolio. There were approximately $70 million in assets transferred to the Performance Portfolio. Two of the former Trustees of the Navellier Series
Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have sued to recover from the Portfolio approximately $4 million in alleged attorneys fees and costs, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. They now claim those fees and costs total $6 million. The U.S. District Court has ruled that they are entitled to be paid their reasonable attorneys fees and costs that were not paid by the Portfolio's insurer. A trial will be held shortly to determine the amount if any. The amount could range from a nominal amount to $6 million or more. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe that there is merit to their claim and that their right to any fees may be reversed on appeal. When the Trustees claim was $3.5 million, Navellier Management Inc. agreed to pay the amount of fees and costs ultimately awarded, however, the amount of Navellier Management's payment was not to exceed the amount of the net assets of the Portfolio at the time of the final determination. The possibility still does exist that the Portfolio which presently has assets of $7,500,000 may be liable for some or all of the $6 million in attorneys fees and costs the former Trustees claim. However, if such claim is ultimately determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio of the Fund.


         INVESTMENT POLICIES The investment objectives and policies of each Portfolio are described in the "Investment Objectives and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Also following are other types of investments in which the various Portfolios may invest.

         CERTIFICATES OF DEPOSIT Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

         TIME DEPOSITS Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

         BANKER'S ACCEPTANCES A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

         COMMERCIAL PAPER Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

         CORPORATE DEBT SECURITIES Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

         UNITED STATES GOVERNMENT OBLIGATIONS Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

         Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

         STOCK INDEX FUTURES A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

         Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

         The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

         While to some extent the risks to the Fund of investing in foreign securities may be limited, since each Portfolio may not invest more than 15% of its net asset value in such securities and each Portfolio of the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

         The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus and for the International Equity Portfolio, will use the criteria described in the Investment Objectives and Policies for the International Equity Portfolio described in this Prospectus.

         INVESTMENT RESTRICTIONS The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

         The following investment restrictions are fundamental policies of the Fund with respect to all Portfolios (unless otherwise specified below) and may not be changed except as described above. The various Portfolios of the Fund except as otherwise specified herein may not:

         1. Purchase any securities on margin; PROVIDED, HOWEVER; that the Portfolios of the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

         2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

         3. Make securities loans, except that the Fund may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.

         4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

         5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

         6. Purchase securities of companies for the purpose of exercising management or control.

         7. Participate in a joint or joint and several trading account in securities.

         8. Issue senior securities or borrow money, except that the Fund may
(i) borrow money only from banks for any Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

         9. Pledge, mortgage, or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

         10. Purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of

\
such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

         11. Invest more than 10% of the Aggressive Growth Portfolio's or of the Large Cap Growth Portfolio's assets in the securities of any single company or 25% or more of any portfolio's total assets in a single industry; invest more than 5% of the assets of the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio and the Large Cap Value Portfolio in securities of any single issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.


         PORTFOLIO TURNOVER Each Portfolio has a different expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements, which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Aggressive Micro Cap Portfolio for the period January 1, 2002 through December 31, 2002 was
166.67%. The portfolio turnover rate for the Navellier Small Cap Value Portfolio for the period January 1, 2002 through December 31, 2002 was 270.70%. The portfolio turnover rate for the Navellier Large Cap Growth Portfolio for the period January 1, 2002 through December 31, 2002 was 114.83%. The portfolio turnover rate for the Navellier Aggressive Growth Portfolio for the period January 1, 2002 through December 31, 2002 was 517.16%. The portfolio turnover rate for the Navellier Mid Cap Growth Portfolio for the period January 1, 2002 through December 31, 2002 was 170.25%. The portfolio turnover rate for the Navellier Aggressive Small Cap Equity Portfolio for the period January 1, 2002 through December 31, 2002 was 266.63%. The portfolio turnover rate for Navellier Large Cap Value Portfolio for the year ended December 31, 2002 was 342.85%. The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2002 annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


         TRUSTEES AND OFFICERS OF THE FUND

         The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.


    The following information, as of December 31, 2002, is provided with respect to each trustee and officer of the Fund:



                                 POSITION(S) HELD WITH                        PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS            REGISTRANT AND ITS AFFILIATES                    DURING PAST FIVE YEARS
 ----------------       ----------------------------------------    -----------------------------------------
Louis Navellier(1)      Trustee and President of The Navellier      Mr. Navellier is and has been the CEO and
45                      Performance Funds. Mr. Navellier is also    President of Navellier & Associates Inc.,
One East Liberty        the CEO, President, Secretary, and          an investment management company since
Third Floor             Treasurer of Navellier Management, Inc.,    1988; CEO and President of Navellier
Reno, NV 89501          a Delaware corporation which is the         Management, Inc.,an investment management
                        Investment Adviser to the Fund. Mr.         company since May 10, 1993; CEO and
                        Navellier is also CEO, President,           President of Navellier International
                        Secretary, and Treasurer of Navellier       Management, Inc., an investment
                        Securities Corp., the principal             management company, since May 10, 1993;
                        underwriter of the Fund's shares.           CEO and President of Navellier Securities
                                                                    Corp. since May 10, 1993; CEO and
                                                                    President of Navellier Fund Management,
                                                                    Inc., an investment management company,
                                                                    since November 30, 1995; and has been
                                                                    editor of MPT Review from August 1987 to
                                                                    the present and was publisher and editor
                                                                    of the predecessor investment advisory
                                                                    newsletter

                                 POSITION(S) HELD WITH                        PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS            REGISTRANT AND ITS AFFILIATES                    DURING PAST FIVE YEARS
 ----------------          ------------------------------------        -----------------------------------------
                                                                       OTC Insight, which he began in 1980 and
                                                                       wrote through July 1987; a Trustee of
                                                                       The Navellier Millennium Funds, a mutual
                                                                       fund family since 1998.

Arnold Langsen(2)          Trustee (however, Professor Langsen is      Professor Langsen is currently retired.
83                         the President and a shareholder of The      He was Professor Emeritus of Financial
2206 - 209th Place N.E.    Langsen Group, Inc. of California, which    Economics, School of Business,
Sammamish, WA 98074        corporation provides consulting services    California State University at Hayward
                           to Navellier & Associates Inc.)             (1973-1992); Visiting Professor,
                                                                       Financial Economics, University of
                                                                       California at Berkeley (1984-1987).

Barry Sander               Trustee                                     Currently retired as of December 1,
54                                                                     1998, formerly he was the President and
1835 Ashland Mine Road                                                 CEO of Ursa Major Inc., a stencil
Ashland, OR 97520                                                      manufacturing firm and had been for the
                                                                       past nine years.

Joel Rossman               Trustee                                     Currently owner of a photo framing
53                                                                     manufacturing company. Formerly
2921 California                                                        he was President and CEO of
San Francisco, CA 94115                                                Personal Stamp Exchange, Inc., a
                                                                       manufacturer, designer and distributor
                                                                       of rubber stamp products. He had been
                                                                       President and CEO of Personal Stamp
                                                                       Exchange for the preceding 10 years.

Jacques Delacroix          Trustee                                     Professor of Business Administration,
60                                                                     Leavy School of Business, Santa Clara
519 Chestnut Street                                                    University (1983-present)
Santa Cruz, CA 95060

Arjen Kuyper(1)            Treasurer                                   Mr. Kuyper is COO of Navellier &
46                                                                     Associates, Inc. and has been since
One East Liberty                                                       September 1, 1998. Prior to that he was
Third Floor                                                            operations manager for Navellier &
Reno, NV 89501                                                         Associates, Inc. since 1992 and
                                                                       operations manager for Navellier
                                                                       Management, Inc. and for Navellier
                                                                       Securities Corp., since 1993.

----------

(1) This person is an interested person affiliated with the Investment Adviser.

(2) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                    OFFICERS

         The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

         The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

         The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.


                               REMUNERATION TABLE
-----------------------------------------------------------------------
                                                            AGGREGATE
                                                           REMUNERATION
                                                              FROM
                                                          REGISTRANT AND
                                                           FUND COMPLEX
                                                          FOR THE FISCAL
                              CAPACITY IN WHICH             YEAR ENDED
        NAME                REMUNERATION RECEIVED        DECEMBER 31, 2002
                                                         -----------------
Louis G. Navellier             Trustee, President,         $      0.00
                            Chief Executive Officer,
                               and Treasurer
Barry Sander                      Trustee                  $ 12,948.96
Arnold Langsen                    Trustee                    13,214.08
Joel Rossman                      Trustee                  $ 12,500.00
Jacques Delacroix                 Trustee                  $ 12,527.90



OFFICERS' AND DIRECTORS' OWNERSHIP OF FUND SHARES



         As of December 31, 2002 the dollar range of equity securities owned by each Director in the Fund and the fund complex was as follows:



                          DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         EQUITY SECURITIES      REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                            IN THE FUND          DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                         ----------------    --------------------------------------------------
Louis G. Navellier         Over $100,000                       Over $100,000
Barry Sander                   None                                 None
Arnold Langsen                 None                                 None
Joel Rossman                   None                                 None
Jacques Delacroix         $10,001-$50,000                     $10,001-$50,000
Arjen Kuyper              $10,001-$50,000                     $10,001-$50,000



* "Family of Investment Companies" consists of all mutual funds advised by Navellier Management, Inc.



         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Louis Navellier is not a control person of the Fund or of any Portfolio.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

         Navellier Management, Inc. acts as the Investment Adviser to each of the seven existing Portfolios of the Fund. Navellier Management, Inc. is the Investment Adviser to the Navellier Large Cap Growth Portfolio and has a consulting agreement with Robert Barnes, Ph.D. for analysis regarding large cap stocks. (See discussion below.) The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for each Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.

         The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. (See the Statement of Additional Information.) Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

CONSULTANT

         Robert Barnes, Ph.D., is a consultant to Navellier Management, Inc. in the management of the Navellier Large Cap Growth Portfolio. Mr. Barnes has over 25 years experience as a trader and business analyst. He has authored twelve books and many articles on quantitative trading methods. He has developed customized computer programs for trading strategies and portfolio management. He is qualified as a mathematician and statistician for modeling, forecasting and simulating investment, government and other industry operations. He has acted as liaison between programmers and traders for investment companies. He has developed theories on price behavior, risk/reward statistics, derivatives, arbitrage strategies, forecasting functions and forensic techniques. Mr. Barnes earned his B.S. in mathematics with a minor in Economics at Rensselaer Polytechnic Institute and his M.S. in mathematics at Lehigh University. He taught price discovery modeling strategies and portfolio management at The New School from 1981--1985.

         Mr. Barnes' investment approach is comprised of a two part trading style: 1) selection and 2) timing of entry and exit of stock positions. He selects stocks for trade by examining their growth rates in past trends, choosing those that have exhibited superior performance in the past in order to maximize return for the portfolio. He then uses a number of timing methods in order to enter and exit positions for those chosen stocks. These timing methods are continuously updated and optimized in order to maximize return and to reduce risk (by variation of timing points and diversifying across many stocks) in the portfolio.

         For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Expenses of the Fund".

         (a) THE INVESTMENT ADVISER

         The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operations in May 1993 and advises this Fund, The Navellier Millennium Funds and acts as subadviser to The Growth + Value Portfolio of the ING Fund (formerly named the Pilgrim Fund).

         (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                              SHARES OF OUTSTANDING STOCK        PERCENTAGE OF
       NAME                   OF THE INVESTMENT ADVISER        OUTSTANDING SHARES
----------------------        ---------------------------      ------------------
Louis G. Navellier                    1,000                           100%

         (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

        NAME                                        POSITION
------------------     ------------------------------------------------------------------------------
Louis G. Navellier     Trustee and President of The Navellier Series Fund; Director, CEO, President,
                       Secretary, and Treasurer of Navellier Management, Inc.,; Director, President,
                       CEO, Secretary, and Treasurer of Navellier Securities Corp.; one of the
                       Portfolio Managers of the Aggressive Growth Portfolio, the Mid Cap Growth
                       Portfolio, the Aggressive Micro Cap Portfolio, the Large Cap Growth Portfolio,
                       the Large Cap Value Portfolio, the Small Cap Value Portfolio and the
                       Aggressive Small Cap Equity Portfolio.

Alan Alpers            One of the Portfolio Managers of the Aggressive Growth Portfolio, the Mid Cap
                       Growth Portfolio, the Aggressive Micro Cap Portfolio, the Large Cap Growth
                       Portfolio, the Large Cap Value Portfolio, the Small Cap Value Portfolio and
                       the Aggressive Small Cap Equity Portfolio.

Robert Barnes, Ph.D.   Consultant to Navellier Management, Inc., the Investment Adviser for the Large
                       Cap Growth Portfolio of The Navellier Performance Funds.

Arjen Kuyper           Treasurer of The Navellier Performance Funds.

         (iii) The management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreements (the "Advisory Agreements") between the Investment Adviser and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio. The management fee payable to the Investment Adviser under the terms of the Advisory Agreement applicable to the Large Cap Value Portfolio is 0.75% of that Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

         The Investment Adviser also pays Robert Barnes a consulting fee for consulting services and analysis of large cap securities in connection with the Large Cap Growth Portfolio. Investment Adviser pays Mr. Barnes an annual fee of 0.11% of the average daily net assets of the Large Cap Growth Portfolio. Such consulting fee is paid by the Investment Adviser and is not paid by the Fund or by the Large Cap Growth Portfolio.

         Navellier Management, Inc. was paid investment advisory fees for the following Portfolios in the following amounts for the following fiscal years:


Navellier Aggressive Growth Portfolio
2002                                                      $   469,643.00

Navellier Mid Cap Growth Portfolio
2002                                                      $ 1,436,452.00

Navellier Aggressive Micro Cap Portfolio
2002                                                      $   104,681.00

Navellier Aggressive Small Cap Equity Portfolio
2002                                                      $    99,363.00

Navellier Small Cap Value Portfolio
2002                                                      $    54,359.00

Navellier Large Cap Growth Portfolio
2002                                                      $   135,879.00

Navellier Large Cap Value Portfolio
2002                                                      $     6,792.00


         The Investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the following portfolios for the following years if total operating expenses exceed the following amounts:


           PORTFOLIO                     EXPENSE LIMIT        YEAR(S)
-------------------------------------    -------------        -------
Aggressive Growth Portfolio                  1.49%             2003

Mid Cap Growth Portfolio                     1.34%             2003
Mid Cap Growth Portfolio - I Shares          0.99%             2003
Aggressive Micro Cap Portfolio               1.49%             2003
Small Cap Value Portfolio                    1.49%             2003
Large Cap Growth Portfolio                   1.49%             2003
Large Cap Value Portfolio                    1.40%             2003
Aggressive Small Cap Equity Portfolio        1.49%             2003



         The Adviser has agreed to limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio, Mid Cap Growth Portfolio - Regular Class and the Mid Cap Growth Portfolio - I Class which are limited to 1.40%, 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio totaling $108,403, $260,815, $91,806, $102,666,
$113,766, $101,520 and $117,635, respectively.


         Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreements list examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

         The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

         (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has an agreement with FBR National Bank & Trust (successor in interest to Rushmore Trust & Savings,
FSB), to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

         In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

         The Investment Advisory Agreements permit the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

         The Investment Adviser advanced the Fund's organizational expenses which were $55,080. The Fund has agreed to reimburse the Investment Adviser for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Adviser can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

         (b) THE DISTRIBUTOR

         The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost in excess of the 12b-1 fee (discussed below under "Distribution Plan") of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLANS

         THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN


         The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The Distributor was paid $139,778 for the Aggressive Growth Portfolio in 12b-1 fees during the twelve month period ended December 31, 2002. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.



         Navellier Securities Corp. ("NSC") was paid $139,778 for the Aggressive Growth Portfolio in 12b-1 fees during fiscal 2002 and spent $0 for advertising, $5,591 for printing, $12,580 for mailing (including mailing of prospectuses to
other than current shareholders), $   to underwriters, $96,594 to compensate
dealers, $   to compensate NSC sales and other personnel, $   for interest and
$25,013 in other expenses during fiscal 2002.


         Louis Navellier, the sole owner of Navellier Management, Inc. and the sole owner of Navellier Securities Corp., received a direct financial interest in the operation of the 12b-1 Plan.

THE MID CAP GROWTH PORTFOLIO, THE AGGRESSIVE MICRO CAP PORTFOLIO, THE SMALL CAP VALUE PORTFOLIO, THE LARGE CAP GROWTH PORTFOLIO, THE LARGE CAP VALUE PORTFOLIO, AND THE AGGRESSIVE SMALL CAP EQUITY PORTFOLIO DISTRIBUTION PLANS

         The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the Aggressive Small Cap Equity Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of each such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of each such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each such Portfolio's Fund shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts that each such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of each such Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each of the Portfolios directly. Each 12b-1 Plan for each such Portfolio also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under each such 12b-1 Plan for each Portfolio are included in the maximum operating expenses which may be borne by each such Portfolio. Payments under each such 12b-1 Plan for each such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others.


         The Distributor was paid $390,962; $31,155; $16,178; $29,599; $40,440 and $2,264 respectively in 12b-1 fees during the twelve month period ended December 31, 2002 for services in connection with the Mid Cap Growth Portfolio, Aggressive Micro Cap Portfolio, Small Cap Value Portfolio, Aggressive Small Cap Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio, and spent $10,000 for advertising, $11,186 for printing, $33,995 for mailing (including mailing of prospectuses to other than current shareholders), $0 to underwriters, $386,397 to compensate dealers, $0 to compensate NSC sales and other personnel, $0 for interest and $69,020 in other expenses during fiscal 2002. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Louis Navellier has a direct financial interest in the operation of each of these 12b-1 Plans.


         (c) THE CUSTODIAN AND TRANSFER AGENT

         FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.

         (d) LEGAL COUNSEL

         The Law Offices of Samuel Kornhauser 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund, to the Investment Adviser and to the Distributor.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

         If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

         The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

         The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

         Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser (fees paid to the Consultant are paid by the Investment Adviser from its fees and are NOT paid by the Fund or the applicable Portfolio or by the shareholders), the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

         The Investment Adviser presently receives an annual 0.84% fee for investment management of The Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio; the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio and receives an annual 0.75% fee for investment management of the Large Cap Value Portfolio. Each fee is payable monthly, based upon each Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

DISTRIBUTION PLANS

         THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN

         The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.

         THE DISTRIBUTION PLANS FOR THE MID CAP GROWTH, THE AGGRESSIVE MICRO CAP, THE SMALL CAP VALUE, THE LARGE CAP GROWTH, THE LARGE CAP VALUE, AND THE AGGRESSIVE SMALL CAP EQUITY PORTFOLIOS

         The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of the applicable Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of that particular Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each particular portfolio's shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts each Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services for each such portfolio shall be 0.25% per year of the average daily net assets of each Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each particular Portfolio directly. The 12b-1 Plan for each of these Portfolios also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for each of these Portfolios are included in the maximum operating expenses which may be borne by each of these Portfolios. Payments under the 12b-1 Plan for each of these Portfolios may exceed actual expenses incurred by the Distributor, Investment Adviser or others.

BROKERAGE COMMISSIONS

         The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

         The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

                              DESCRIPTION OF SHARES

    The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of seven Portfolios--the Navellier Aggressive Growth Portfolio, the Navellier Mid Cap Growth Portfolio, the Navellier

Aggressive Micro Cap Portfolio, the Navellier Small Cap Value Portfolio, the Navellier Large Cap Growth Portfolio, the Navellier Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio each of which is described above.

         The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

         All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

         The Fund's various portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

         Investments in the Fund can be made directly to the Distributor or through the transfer agent--FBR National Bank & Trust--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:

         The Navellier Performance Funds
         c/o FBR National Bank & Trust
         4922 Fairmont Avenue
         Bethesda, MD 20814

         Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

         Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE NAVELLIER PERFORMANCE FUNDS' PORTFOLIOS

         The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

         If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. Eastern Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. Eastern Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

         Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. Eastern Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. Eastern Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Fund by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchased directly from the Fund will be free of any transaction charges.

         Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

         Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund's Portfolios, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to all portfolios.

         Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.

         REDEMPTION OF SHARES The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

         The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

         You automatically receive telephone redemption and exchange privileges when you purchase Fund shares. You may sell or exchange your shares by phone.

         If any account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

         Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

         Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

         The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

         Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

         Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund.

         Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the Fund for Government Investors, an unaffiliated money market mutual fund, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.

         DETERMINATION OF NET ASSET VALUE As described in the Prospectus under "Purchase and Pricing of Shares - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. Eastern time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Presidents' Day, Martin Luther King Jr.'s birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

         VALUATION OF ASSETS In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

EXCHANGE PRIVILEGES

         Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. Exchanges between Portfolios will be subject to a $5 exchange fee after five (5) exchanges per year. There is a limit of ten (10) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. Eastern Time will be effected at the next determined net asset value.

EXCESSIVE TRADING

         The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.

MARKET TIMING

         The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)

                                      TAXES

     In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

    Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

         If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

         DIVIDENDS AND DISTRIBUTIONS

         All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

         Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

         If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

         The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

         Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

         In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

         Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

         Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

         Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

         Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

         The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

         If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

         The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

         On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

         Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

         The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

         Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of (a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

         The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

         The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

         The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated October 17, 1995. The Distributor has been selling this Fund's shares since December 28, 1995.

         The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent - Distributor."

         The following table sets forth the remuneration received by Navellier Securities Corp. ("NSC"), the Distributor, (which is wholly owned by Louis Navellier) for the following years:

               UNDERWRITING
               DISCOUNTS AND        COMPENSATION         BROKERAGE           OTHER
YEAR            COMMISSIONS        ON REDEMPTIONS       COMMISSIONS      COMPENSATION*
----           ------------        --------------       -----------      -------------
1995                $ 0                 $ 0                $ 0             $       0
1996                $ 0                 $ 0                $ 0             $ 147,832
1997                $ 0                 $ 0                $ 0             $ 258,601
1998                $ 0                 $ 0                $ 0             $ 354,814
1999                $ 0                 $ 0                $ 0             $ 443,158
2000                $ 0                 $ 0                $ 0             $ 994,560
2001                $ 0                 $ 0                $ 0             $ 825,521
2002                $ 0                 $ 0                $ 0             $ 650,376


* These "other compensation" amounts are 12b-1 fees paid to NSC.

                         CALCULATION OF PERFORMANCE DATA

         Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

         The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                               P (1 + T)(n) = ERV

         In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


         For the fiscal year 2002, the Navellier Aggressive Growth Portfolio had a total return of -36.38%; The Navellier Mid Cap Growth Portfolio had a total return of -22.83%. The Navellier Aggressive Micro Cap Portfolio had a total return of -22.68%. The Small Cap Value Portfolio had a total return of -14.08%; the Large Cap Growth Portfolio had a total return of -26.70%; the Large Cap Value Portfolio had a total return of -20.53%; and the Aggressive Small Cap Equity Portfolio had a total return of -33.29%.


         Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance and Yield," the total return of each Portfolio may be quoted in advertisements and sales literature.

                              FINANCIAL STATEMENTS*

* (References in these financial statements to the Aggressive Small Cap Portfolio refer to the Navellier Performance Funds portfolio which is now named the Navellier Aggressive Micro Cap Portfolio)

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002

               AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 111.5%
AUDIO AND VIDEO PRODUCTS -- 7.8%
   135,300  Applied Films Corp.*           $    2,704,646
                                           --------------
AUTOMOTIVE -- 4.4%
   100,000  Nissan Motor Co., Ltd.              1,538,000
                                           --------------
CASINOS AND GAMING -- 3.7%
    75,000  Alliance Gaming Corp.*              1,277,250
                                           --------------
CHEMICALS -- 3.6%
    25,000  Ecolab, Inc.                        1,237,500
                                           --------------
COMPUTER EQUIPMENT -- 24.2%
   349,000  CompuCom Systems, Inc.*             1,957,890
   200,000  Cray, Inc.*                         1,534,000
    50,000  Imation Corp.*                      1,754,000
    60,000  Neoware Systems, Inc.*                894,600
   105,000  Pinnacle Systems, Inc.*             1,429,050
    40,000  SanDisk Corp.*                        812,000
                                           --------------
                                                8,381,540
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 14.2%
    30,000  Cognizant Technology
              Solutions Corp.*                  2,166,900
    25,000  Pixar, Inc.*                        1,324,750
    50,000  United Online, Inc.*                  797,050
   100,000  Western Digital Corp.*                639,000
                                           --------------
                                                4,927,700
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 2.4%
    15,000  Hotels.com*                           819,450
                                           --------------
ELECTRONICS -- 4.8%
    60,000  Energizer Holdings, Inc.*           1,674,000
                                           --------------
INSURANCE -- 6.0%
    60,000  SAFECO Corp.                        2,080,200
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 7.2%
    50,000  Immucor, Inc.*                      1,012,500
    30,000  Varian Medical Systems, Inc.*       1,488,000
                                           --------------
                                                2,500,500
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
OIL AND GAS SERVICES -- 4.1%
    45,000  Patina Oil & Gas Corp.*        $    1,424,250
                                           --------------
PHARMACEUTICALS -- 2.3%
    50,000  Amylin Pharmaceuticals, Inc.*         807,000
                                           --------------
RETAIL -- 3.2%
    65,000  PETsMART, Inc.*                     1,113,450
                                           --------------
SEMICONDUCTORS AND RELATED -- 7.9%
   150,000  Integrated Circuit Systems,
              Inc.*                             2,737,500
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 12.9%
    75,000  Inter-Tel, Inc.                     1,568,250
   100,000  InterDigital Communications
              Corp.*                            1,456,000
    75,000  j2 Global Communications,
              Inc.*                             1,428,000
                                           --------------
                                                4,452,250
                                           --------------
TRANSPORTATION -- 2.8%
    25,000  Ryanair Holdings PLC ADR*             979,000
                                           --------------
TOTAL COMMON STOCKS
  (COST $39,754,609)                           38,654,236
                                           --------------

MONEY MARKET FUNDS -- 19.9%
 6,912,579  FBR Fund for Government
              Investors
              (Cost $6,912,579)                 6,912,579
                                           --------------
TOTAL INVESTMENTS -- 131.4%
  (COST $46,667,188)                           45,566,815
Liabilities in Excess of Other
  Assets -- (31.4)%                           (10,882,330)
                                           --------------
NET ASSETS -- 100.0%                       $   34,684,485
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               MID CAP GROWTH PORTFOLIO
-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 95.6%
APPAREL -- 3.8%
   175,400  Coach, Inc.*                 $    5,774,168
                                         --------------
AUTOMOTIVE -- 3.2%
    67,200  AutoZone, Inc.*                   4,747,680
                                         --------------
BANKING -- 6.0%
   300,000  Hudson City Bancorp, Inc.         5,589,000
   101,000  North Fork Bancorporation,
              Inc.                            3,407,740
                                         --------------
                                              8,996,740
                                         --------------
COMPUTER EQUIPMENT -- 5.0%
    73,000  CDW Computer Centers, Inc.*       3,201,050
    72,000  Lexmark International,
              Inc.*                           4,356,000
                                         --------------
                                              7,557,050
                                         --------------
COMPUTER SOFTWARE AND SERVICES -- 22.4%
   196,400  Adobe Systems, Inc.               4,892,324
   275,000  Cognos, Inc.*                     6,448,750
    97,800  Electronic Arts, Inc.*            4,867,506
    74,000  Intuit, Inc.*                     3,472,080
    85,000  Mercury Interactive Corp          2,520,250
    96,400  Pixar, Inc.*                      5,108,236
   157,000  Symantec Corp.*                   6,350,650
                                         --------------
                                             33,659,796
                                         --------------
CONSUMER PRODUCTS AND SERVICES -- 11.4%
   125,000  Apollo Group, Inc.*               5,500,000
    65,000  Expedia, Inc.*                    4,350,463
    84,000  Hotels.com*                       4,588,920
    72,000  Westwood One, Inc.*               2,689,920
                                         --------------
                                             17,129,303
                                         --------------
ELECTRONICS -- 5.8%
   300,000  American Power Conversion
              Corp.*                          4,545,000
   148,000  Energizer Holdings, Inc.*         4,129,200
                                         --------------
                                              8,674,200
                                         --------------
FINANCIAL SERVICES -- 2.8%
   100,000  Moody's Corp.                     4,129,000
                                         --------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.2%
    97,000  Gilead Sciences, Inc.*            3,298,000
                                         --------------
MANUFACTURING -- 1.5%
    37,000  ITT Industries, Inc.              2,245,530
                                         --------------

-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
-------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 8.2%
    90,000  DENTSPLY International,
              Inc.                       $    3,351,510
    90,000  Oxford Health Plans, Inc.*        3,280,500
    71,000  Patterson Dental Co.*             3,105,540
    50,500  Varian Medical Systems,
              Inc.*                           2,504,800
                                         --------------
                                             12,242,350
                                         --------------
MEDICAL SPECIALTIES -- 2.0%
    93,000  Lincare Holdings, Inc.*           2,940,660
                                         --------------
OIL AND GAS SERVICES -- 3.3%
    47,000  Apache Corp.                      2,678,530
    49,000  Devon Energy Corp.                2,249,100
                                         --------------
                                              4,927,630
                                         --------------
RETAIL -- 11.1%
   175,000  Amazon.com, Inc.*                 3,305,750
    90,000  Michaels Stores, Inc.*            2,817,000
   225,000  PETsMART, Inc.*                   3,854,250
    49,500  Ross Stores, Inc.                 2,098,305
   170,000  Williams-Sonoma, Inc.*            4,615,500
                                         --------------
                                             16,690,805
                                         --------------
SEMICONDUCTORS AND RELATED -- 4.7%
   306,100  NVIDIA Corp.*                     3,523,211
   103,000  QLogic Corp.*                     3,554,530
                                         --------------
                                              7,077,741
                                         --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 2.2%
    75,000  L-3 Communications
              Holdings, Inc.*                 3,368,250
                                         --------------
TOTAL COMMON STOCKS
  (COST $142,813,621)                       143,458,903
                                         --------------

MONEY MARKET FUNDS -- 1.5%
 2,229,071  FBR Fund for Government
              Investors
              (Cost $2,229,071)               2,229,071
                                         --------------
TOTAL INVESTMENTS -- 97.1%
  (COST $145,042,692)                       145,687,974
Other Assets Less Liabilities -- 2.9%         4,327,324
                                         --------------
NET ASSETS -- 100.0%                     $  150,015,298
                                         ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

            AGGRESSIVE MICRO CAP PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 96.8%
AEROSPACE/DEFENSE -- 3.3%
    12,000  InVision Technologies, Inc.*   $    316,320
                                           ------------
APPAREL -- 3.1%
    16,500  Pacific Sunwear of
              California, Inc.*                 291,885
                                           ------------
AUTOMOTIVE -- 1.8%
    15,000  Spartan Motors, Inc.*               170,700
                                           ------------
BUILDING AND CONSTRUCTION -- 2.3%
     7,000  Hovnanian Enterprises, Inc.*        221,900
                                           ------------
BUSINESS SERVICES -- 3.0%
    11,000  Pre-Paid Legal Services,
              Inc.*                             288,200
                                           ------------
CASINOS AND GAMING -- 5.6%
    13,700  Alliance Gaming Corp.*              233,311
    22,000  Monarch Casino & Resort,
              Inc.*                             302,060
                                           ------------
                                                535,371
                                           ------------
CHEMICALS -- 3.9%
    20,000  A. Schulman, Inc.                   372,200
                                           ------------
COMPUTER EQUIPMENT -- 11.5%
    44,000  Cray, Inc.*                         337,480
    21,300  Neoware Systems, Inc.*              317,583
    21,500  Pinnacle Systems, Inc.*             292,615
    22,500  Western Digital Corp.*              143,775
                                           ------------
                                              1,091,453
                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 5.2%
    50,000  Pervasive Software, Inc.*           206,000
    15,000  Verisity Ltd.*                      285,900
                                           ------------
                                                491,900
                                           ------------
ELECTRONICS -- 4.4%
    10,000  Benchmark Electronics, Inc.*        286,600
    28,600  Sonic Solutions*                    143,000
                                           ------------
                                                429,600
                                           ------------
ENGINEERING AND CONSULTING
  SERVICES -- 7.8%
     5,000  EMCOR Group, Inc.*                  265,050
    11,700  FTI Consulting, Inc.*               469,755
                                           ------------
                                                734,805
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 3.7%
    10,000  Panera Bread Co.*                   348,100
                                           ------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.9%
    20,000  American Medical Security
              Group, Inc.*                      279,600
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
INSURANCE -- 2.4%
     5,500  Hilb, Rogal and Hamilton Co.   $    224,950
                                           ------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 5.6%
    20,000  Hanger Orthopedic Group,
              Inc.*                             263,000
    13,000  Immucor, Inc.*                      263,250
                                           ------------
                                                526,250
                                           ------------
METALS AND MINING -- 2.8%
    10,500  Royal Gold, Inc.                    261,671
                                           ------------
OIL AND GAS SERVICES -- 2.9%
    11,000  Oceaneering International,
              Inc.*                             272,140
                                           ------------
PHARMACEUTICALS -- 5.1%
    23,400  Chattem, Inc.*                      480,870
                                           ------------
REAL ESTATE -- 2.5%
    13,500  Fidelity National Information
              Solutions, Inc.*                  232,875
                                           ------------
RESTAURANTS -- 7.2%
    15,000  Landry's Restaurants, Inc.          318,600
    10,000  P.F. Chang's China Bistro,
              Inc.*                             363,000
                                           ------------
                                                681,600
                                           ------------
RETAIL -- 2.7%
    10,000  Fred's, Inc.                        257,000
                                           ------------
SEMICONDUCTORS AND RELATED -- 2.3%
    14,000  Artisan Components, Inc.*           216,020
                                           ------------
UTILITIES -- 4.8%
    13,500  Denbury Resources, Inc.*            152,550
     8,000  UGI Corp.                           299,120
                                           ------------
                                                451,670
                                           ------------
TOTAL COMMON STOCKS
  (COST $8,628,008)                           9,177,080
                                           ------------

MONEY MARKET FUNDS -- 3.4%
   325,453  FBR Fund for Government
              Investors
              (Cost $325,453)                   325,453
                                           ------------
TOTAL INVESTMENTS -- 100.2%
  (COST $8,953,461)                           9,502,533
Liabilities in Excess of Other
  Assets -- (0.2)%                              (21,351)
                                           ------------
NET ASSETS -- 100.0%                       $  9,481,182
                                           ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 97.5%
APPAREL -- 6.2%
     7,870  Kellwood Co.                   $    204,620
     7,180  Quicksilver, Inc.*                  191,419
                                           ------------
                                                396,039
                                           ------------
BANKING -- 4.0%
     9,500  Community First Bankshares,
              Inc.                              251,370
                                           ------------
BUILDING AND CONSTRUCTION -- 2.1%
    15,780  USG Corp.*                          133,341
                                           ------------
CASINOS AND GAMING -- 1.5%
     6,650  Boyd Gaming Corp.*                   93,432
                                           ------------
CHEMICALS -- 4.2%
    17,600  RPM International, Inc.             268,928
                                           ------------
COMPUTER EQUIPMENT -- 11.4%
     9,600  Avocent Corp.*                      213,312
    35,200  CompuCom Systems, Inc.*             197,472
     9,000  Imation Corp.*                      315,720
                                           ------------
                                                726,504
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 13.6%
     9,500  Blyth, Inc.                         254,220
    44,890  MPS Group, Inc.*                    248,691
    15,000  Nu Skin Enterprises, Inc.           179,550
     7,000  Regis Corp.                         181,930
                                           ------------
                                                864,391
                                           ------------
ENERGY EQUIPMENT & SERVICES -- 4.7%
    19,150  Headwaters, Inc.*                   297,016
                                           ------------
FINANCIAL SERVICES -- 1.6%
     6,000  Charter Municipal Mortgage
              Acceptance Co.                    104,220
                                           ------------
FOOD, BEVERAGE, AND TOBACCO -- 1.2%
     3,250  Sensient Technologies Corp.          73,028
                                           ------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.4%
    17,700  US Oncology, Inc.*                  153,459
                                           ------------
INDUSTRIAL GAS AND SERVICES -- 7.2%
    18,400  AirGas, Inc.*                       317,400
     5,260  Hughes Supply, Inc.                 143,703
                                           ------------
                                                461,103
                                           ------------
MEDICAL EQUIPMENT AND SUPPLIES -- 3.8%
    11,480  Hanger Orthopedic Group,
              Inc.*                             150,962
     2,300  Pediatrix Medical Group,
              Inc.*                              92,138
                                           ------------
                                                243,100
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.9%
    37,000  OfficeMax, Inc.*               $    185,000
                                           ------------
PAPER AND PACKAGING -- 2.2%
    17,700  Crown Cork & Seal Company,
              Inc.*                             140,715
                                           ------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
    25,650  MFA Mortgage Investments,
              Inc.                              215,460
                                           ------------
RESTAURANTS -- 3.8%
     5,700  Lone Star Steakhouse &
              Saloon, Inc.                      110,238
     4,780  RARE Hospitality
              International, Inc.*              132,024
                                           ------------
                                                242,262
                                           ------------
RETAIL -- 10.5%
     6,700  Gart Sports Co.*                    129,645
    10,040  ShopKo Stores, Inc.*                124,998
    18,000  The Sports Authority, Inc.*         126,000
     7,600  Tractor Supply Co.*                 285,760
                                           ------------
                                                666,403
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 6.8%
     5,700  ADTRAN, Inc.*                       187,530
    11,600  Inter-Tel, Inc.                     242,556
                                           ------------
                                                430,086
                                           ------------
WASTE MANAGEMENT SERVICES -- 4.0%
     6,600  Waste Connections, Inc.*            254,826
                                           ------------
TOTAL COMMON STOCKS
  (COST $5,945,992)                           6,200,683
                                           ------------

MONEY MARKET FUNDS -- 2.2%
   141,355  FBR Fund for Government
              Investors
              (Cost $141,355)                   141,355
                                           ------------
TOTAL INVESTMENTS -- 99.7%
  (COST $6,087,347)                           6,342,038
Other Assets Less Liabilities -- 0.3%            20,954
                                           ------------
NET ASSETS -- 100.0%                       $  6,362,992
                                           ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 92.0%
APPAREL -- 1.0%
     3,100  Nike, Inc.                     $      137,857
                                           --------------
AUTOMOTIVE -- 2.8%
    24,800  Nissan Motor Co., Ltd.                381,424
                                           --------------
COMPUTER EQUIPMENT -- 16.3%
    23,875  Cisco Systems, Inc.                   312,762
    28,500  Dell Computer Corp.*                  762,090
    15,100  Emulex Corp.*                         280,105
    18,375  Hewlett-Packard Co.                   318,990
     7,500  International Business
              Machines Corp.                      581,250
                                           --------------
                                                2,255,197
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 12.2%
    12,275  First Data Corp.                      434,658
    10,875  Intuit, Inc.*                         510,255
     8,350  Microsoft Corp.*                      431,695
    19,325  Yahoo! Inc.*                          315,964
                                           --------------
                                                1,692,572
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 7.2%
    10,000  The Clorox Co.                        412,500
     8,550  eBay, Inc.*                           579,861
                                           --------------
                                                  992,361
                                           --------------
ENTERTAINMENT -- 3.2%
    17,125  Fox Entertainment Group,
              Inc.*                               444,051
                                           --------------
FINANCIAL SERVICES -- 5.2%
     6,900  SLM Corp.                             716,634
                                           --------------
FOOD, BEVERAGE AND TOBACCO -- 4.1%
     8,775  Sysco Corp.                           261,407
     5,500  Wm. Wrigley Jr. Co.                   301,840
                                           --------------
                                                  563,247
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 6.2%
     4,825  Forest Laboratories, Inc.*            473,912
     7,200  Johnson & Johnson                     386,712
                                           --------------
                                                  860,624
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
INSURANCE -- 5.9%
    10,550  The Allstate Corp.*            $      390,244
     8,700  The Progressive Corp.                 431,781
                                           --------------
                                                  822,025
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 2.2%
     4,550  Stryker Corp.                         305,396
                                           --------------
RECREATIONAL PRODUCTS -- 2.8%
     8,500  Harley-Davidson, Inc.                 392,700
                                           --------------
RETAIL -- 11.6%
     7,975  Bed Bath & Beyond, Inc.*              275,377
     4,050  Kohl's Corp.*                         226,598
     6,700  Lowe's Companies, Inc.                251,250
    19,000  The TJX Companies, Inc.               370,880
     9,500  Wal-Mart Stores, Inc.                 479,845
                                           --------------
                                                1,603,950
                                           --------------
SEMICONDUCTORS AND RELATED -- 3.6%
    37,700  Applied Materials, Inc.*              491,231
                                           --------------
TELECOMUNICATION, EQUIPMENT AND SERVICES -- 7.7%
    42,275  Nextel Communications, Inc.*          488,276
    15,900  QUALCOMM, Inc.*                       578,601
                                           --------------
                                                1,066,877
                                           --------------
TOTAL COMMON STOCKS (COST $13,607,620)
                                               12,726,146
                                           --------------

MONEY MARKET FUNDS -- 8.6%
 1,189,273  FBR Fund for Government
              Investors
              (Cost $1,189,273)                 1,189,273
                                           --------------
TOTAL INVESTMENTS -- 100.6%
  (COST $14,796,893)                           13,915,419
Liabilities in Excess of Other
  Assets -- (0.6)%                                (83,955)
                                           --------------
NET ASSETS -- 100.0%                       $   13,831,464
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 89.5%
CHEMICALS -- 4.7%
       795  PPG Industries, Inc.           $     39,869
                                           ------------
COMPUTER EQUIPMENT -- 4.5%
     2,200  Hewlett-Packard Co.                  38,192
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 4.9%
     1,200  Eastman Kodak Co.                    42,048
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 13.5%
       810  Anheuser-Busch Companies,
              Inc.                               39,204
     1,100  ConAgra Foods, Inc.                  27,511
       500  Dean Foods Co.*                      18,550
     1,350  Sara Lee Corp.                       30,388
                                           ------------
                                                115,653
                                           ------------
INDUSTRIAL SERVICES -- 4.0%
     1,600  Republic Services, Inc.*             33,568
                                           ------------
INSURANCE -- 8.8%
     1,345  AFLAC, Inc.                          40,511
       700  The Progressive Corp.                34,741
                                           ------------
                                                 75,252
                                           ------------
MAJOR BANKS -- 9.5%
     1,590  KeyCorp                              39,973
     1,650  SouthTrust Corp.                     41,003
                                           ------------
                                                 80,976
                                           ------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.6%
     1,225  Staples, Inc.*                       22,418
                                           ------------
OIL AND GAS SERVICES -- 9.6%
       500  Burlington Resources, Inc.           21,325
       855  ConocoPhillips                       41,373
       700  Occidental Petroleum Corp.           19,915
                                           ------------
                                                 82,613
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
REGIONAL BANKS -- 13.3%
     1,600  Marshall & Illsley Corp.       $     43,808
     1,950  National Commerce Financial
              Corp.                              46,507
       700  North Fork Bancorporation,
              Inc.                               23,618
                                           ------------
                                                113,933
                                           ------------
SAVINGS BANKS -- 7.0%
       300  Golden West Financial Corp.          21,543
       500  New York Community Bancorp,
              Inc.                               14,440
     1,715  Sovereign Bancorp, Inc.              24,096
                                           ------------
                                                 60,079
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 3.8%
     1,100  CenturyTel, Inc.                     32,318
                                           ------------
UTILITIES -- 3.3%
       450  DTE Energy Co.                       20,880
       250  The Southern Co.                      7,098
                                           ------------
                                                 27,978
                                           ------------
TOTAL COMMON STOCKS
  (COST $786,754)                               764,897
                                           ------------

MONEY MARKET FUNDS -- 4.8%
    40,900  FBR Fund for Government
              Investors (Cost $40,900)           40,900
                                           ------------
TOTAL INVESTMENTS -- 94.3%
  (COST $827,654)                               805,797
Other Assets Less Liabilities -- 5.7%            48,690
                                           ------------
NET ASSETS -- 100.0%                       $    854,487
                                           ============

------------------------------

* Non-income producing

ADR American Depository Receipts

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                            AGGRESSIVE       MID CAP       AGGRESSIVE
                                                              GROWTH         GROWTH        MICRO CAP
                                                            PORTFOLIO       PORTFOLIO      PORTFOLIO
 ASSETS
   Securities at Value* (Note 1).........................  $ 45,566,815   $ 145,687,974   $  9,502,533
   Investment Income Receivable (Note 1).................         7,132          15,524          4,061
   Receivable for Securities Sold (Note 1)...............       300,317              --             --
   Receivable for Shares Sold............................        89,954       5,400,485          1,777
   Other Assets..........................................         1,812              --             --
                                                           ------------   -------------   ------------
     Total Assets........................................    45,966,030     151,103,983      9,508,371
                                                           ------------   -------------   ------------
 LIABILITIES
   Investment Advisory Fee Payable (Note 2)..............        28,494         111,556          6,932
   Administrative Fee Payable (Note 2)...................         8,481          13,280          2,063
   Payable for Securities Purchased (Note 1).............     3,746,476              --             --
   Payable for Shares Redeemed...........................     7,492,724         944,180         16,892
   Distribution Fees Payable (Note 4)....................           282             909             65
   Other Liabilities.....................................         5,088          18,760          1,237
                                                           ------------   -------------   ------------
     Total Liabilities...................................    11,281,545       1,088,685         27,189
                                                           ------------   -------------   ------------
 NET ASSETS..............................................  $ 34,684,485   $ 150,015,298   $  9,481,182
                                                           ============   =============   ============
 NET ASSETS CONSIST OF:
   Paid-in Capital applicable to:
     Regular Class.......................................  $ 61,836,209   $ 225,163,637   $ 20,902,478
     I Class.............................................            --      26,407,497             --
   Accumulated Net Realized Loss on Investments..........   (26,051,351)   (102,201,118)   (11,970,368)
   Net Unrealized Appreciation (Depreciation) of
     Investments.........................................    (1,100,373)        645,282        549,072
                                                           ------------   -------------   ------------
 NET ASSETS..............................................  $ 34,684,485   $ 150,015,298   $  9,481,182
                                                           ============   =============   ============
   Regular Class.........................................  $ 34,684,485   $ 136,836,373   $  9,481,182
                                                           ============   =============   ============
   I Class...............................................  $         --   $  13,178,925   $         --
                                                           ============   =============   ============
 SHARES OUTSTANDING
   Regular Class.........................................     3,868,381       7,889,745        530,856
                                                           ============   =============   ============
   I Class...............................................            --         750,722             --
                                                           ============   =============   ============
 NET ASSET VALUE PER SHARE:
   Regular Class.........................................  $       8.97   $       17.34   $      17.86
                                                           ============   =============   ============
   I Class...............................................  $         --   $       17.56   $         --
                                                           ============   =============   ============
 --------------------------------------------------------
 * The Cost of Securities at Value is $46,667,188, $145,042,692, and $8,953,461, respectively

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                              SMALL CAP      LARGE CAP       LARGE CAP
                                                                VALUE          GROWTH          VALUE
                                                              PORTFOLIO      PORTFOLIO       PORTFOLIO
 ASSETS
   Securities at Value* (Note 1)...........................  $ 6,342,038    $ 13,915,419    $   805,797
   Investment Income Receivable
     (Note 1)..............................................       10,577           7,123          1,328
   Receivable for Securities Sold
     (Note 1)..............................................           --              --        232,869
   Receivable for Shares Sold..............................       17,378             592             --
   Other Assets............................................           --              --             --
                                                             -----------    ------------    -----------
     Total Assets..........................................    6,369,993      13,923,134      1,039,994
                                                             -----------    ------------    -----------
 LIABILITIES
   Investment Advisory Fee Payable (Note 2)................        4,713          10,102            558
   Administrative Fee Payable (Note 2).....................        1,403           3,006            186
   Payable for Securities Purchased (Note 1)...............           --              --        184,608
   Payable for Shares Redeemed.............................           --          76,662             37
   Distribution Fees Payable (Note 4)......................           43              96              6
   Other Liabilities.......................................          842           1,804            112
                                                             -----------    ------------    -----------
     Total Liabilities.....................................        7,001          91,670        185,507
                                                             -----------    ------------    -----------
 NET ASSETS................................................  $ 6,362,992    $ 13,831,464    $   854,487
                                                             ===========    ============    ===========
 NET ASSETS CONSIST OF:
   Paid-in Capital.........................................  $ 7,313,498    $ 35,591,483    $ 1,339,248
   Undistributed Net Investment Income.....................          292              --             39
   Accumulated Net Realized Loss on Investments............   (1,205,489)    (20,878,545)      (462,943)
   Net Unrealized Appreciation (Depreciation) of
     Investments...........................................      254,691        (881,474)       (21,857)
                                                             -----------    ------------    -----------
 NET ASSETS................................................  $ 6,362,992    $ 13,831,464    $   854,487
                                                             ===========    ============    ===========
 SHARES OUTSTANDING........................................      634,299       1,134,468        121,578
                                                             ===========    ============    ===========
 NET ASSET VALUE PER SHARE.................................  $     10.03    $      12.19    $      7.03
                                                             ===========    ============    ===========
 ----------------------------------------------------------
 * The Cost of Securities at Value is $6,087,347, $14,796,893, and $827,654, respectively.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                            AGGRESSIVE       MID CAP       AGGRESSIVE
                                                              GROWTH          GROWTH        MICRO CAP
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).....................................  $     24,504    $     93,216    $     6,700
   Dividends (Note 1)....................................       241,059         829,935         29,474
                                                           ------------    ------------    -----------
     Total Investment Income.............................       265,563         923,151         36,174
                                                           ------------    ------------    -----------
 EXPENSES
   Investment Advisory Fee (Note 2)......................       469,643       1,436,452        104,681
   Administrative Fee (Note 2)...........................       139,775         171,006         31,155
   Distribution Plan Fees -- Regular Class (Note 4)......       139,775         390,951         31,155
   Transfer Agent and Custodian Fee (Note 3).............       109,577         295,573         53,250
   Shareholder Reports and Notices.......................        27,189         101,382         12,858
   Registration Fees.....................................        17,717          36,806         16,970
   Insurance Fees........................................        13,634          43,547          3,549
   Audit Fees............................................         9,600           9,600          9,600
   Trustees' Fees and Expenses (Note 2)..................         7,143           7,143          7,143
   Legal Fees............................................         6,454           6,454          6,454
   Other Expenses........................................           954           2,194            675
                                                           ------------    ------------    -----------
     Total Expenses......................................       941,461       2,501,108        277,490
     Less Expenses Reimbursed by Investment Adviser (Note
       2)................................................      (108,403)       (260,815)       (91,806)
                                                           ------------    ------------    -----------
       Net Expenses......................................       833,058       2,240,293        185,684
                                                           ------------    ------------    -----------
 NET INVESTMENT LOSS.....................................      (567,495)     (1,317,142)      (149,510)
                                                           ------------    ------------    -----------
 Net Realized Loss on Investment Transactions............   (14,665,365)    (27,246,203)      (702,835)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...........................................    (9,354,201)    (16,552,887)    (2,154,931)
                                                           ------------    ------------    -----------
 NET LOSS ON INVESTMENTS.................................   (24,019,566)    (43,799,090)    (2,857,766)
                                                           ------------    ------------    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $(24,587,061)   $(45,116,232)   $(3,007,276)
                                                           ============    ============    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                SMALL CAP      LARGE CAP     LARGE CAP
                                                                  VALUE         GROWTH         VALUE
                                                                PORTFOLIO      PORTFOLIO     PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $     4,161    $     5,063    $     628
   Dividends (Note 1)........................................       88,801        103,515       14,235
                                                               -----------    -----------    ---------
     Total Investment Income.................................       92,962        108,578       14,863
                                                               -----------    -----------    ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................       54,359        135,879        6,792
   Administrative Fee (Note 2)...............................       16,178         40,440        2,264
   Distribution Plan Fees (Note 4)...........................       16,178         40,440        2,264
   Transfer Agent and Custodian Fee (Note 3).................       48,902         58,163       42,989
   Organizational Expense (Note 1)...........................       18,360         18,360       18,360
   Registration Fees.........................................       16,410         16,410       16,327
   Audit Fees................................................        9,600          9,600        9,600
   Trustees' Fees and Expenses (Note 2)......................        7,143          7,143        7,143
   Legal Fees................................................        6,454          6,454        6,454
   Shareholder Reports and Notices...........................        4,417         15,569        1,463
   Insurance Fees............................................          782          5,458          244
   Other Expenses............................................          305            874          298
                                                               -----------    -----------    ---------
     Total Expenses..........................................      199,088        354,790      114,198
     Less Expenses Reimbursed by Investment Adviser (Note
       2)....................................................     (102,666)      (113,766)    (101,520)
                                                               -----------    -----------    ---------
       Net Expenses..........................................       96,422        241,024       12,678
                                                               -----------    -----------    ---------
 NET INVESTMENT INCOME (LOSS)................................       (3,460)      (132,446)       2,185
                                                               -----------    -----------    ---------
 Net Realized Loss on Investment Transactions................   (1,205,489)    (2,363,379)    (167,920)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................      (73,928)    (2,449,986)     (31,934)
                                                               -----------    -----------    ---------
 NET LOSS ON INVESTMENTS.....................................   (1,279,417)    (4,813,365)    (199,854)
                                                               -----------    -----------    ---------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(1,282,877)   $(4,945,811)   $(197,669)
                                                               ===========    ===========    =========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  AGGRESSIVE GROWTH                MID CAP GROWTH
                                                      PORTFOLIO                       PORTFOLIO
                                                 FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                     DECEMBER 31,                   DECEMBER 31,
                                             ----------------------------   -----------------------------
                                                 2002           2001            2002            2001
                                             ------------   -------------   -------------   -------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.....................  $  (567,495)   $    (254,873)  $  (1,317,142)  $    (336,434)
   Net Realized Loss on Investment
     Transactions..........................  (14,665,365)      (9,099,335)    (27,246,203)    (53,679,300)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments...........   (9,354,201)      (2,480,799)    (16,552,887)    (24,508,738)
                                             ------------   -------------   -------------   -------------
     Net Decrease in Net Assets Resulting
       from Operations.....................  (24,587,061)     (11,835,007)    (45,116,232)    (78,524,472)
                                             ------------   -------------   -------------   -------------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Regular Class.......................   60,687,229      150,873,005     120,908,460     221,183,096
       I Class.............................           --               --       6,551,769       5,840,632
   Cost of Shares Redeemed:
       Regular Class.......................  (74,671,466)    (152,927,618)   (108,270,674)   (244,942,950)
       I Class.............................           --               --      (3,779,009)     (9,821,891)
                                             ------------   -------------   -------------   -------------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions...  (13,984,237)      (2,054,613)     15,410,546     (27,741,113)
                                             ------------   -------------   -------------   -------------
     TOTAL DECREASE IN NET ASSETS..........  (38,571,298)     (13,889,620)    (29,705,686)   (106,265,585)
 NET ASSETS -- Beginning of Year...........   73,255,783       87,145,403     179,720,984     285,986,569
                                             ------------   -------------   -------------   -------------
 NET ASSETS -- End of Year.................  $34,684,485    $  73,255,783   $ 150,015,298   $ 179,720,984
                                             ============   =============   =============   =============
 SHARES
   Sold:
       Regular Class.......................    5,314,780       10,975,786       6,132,867       9,035,895
       I Class.............................           --               --         316,788         232,927
   Redeemed:
       Regular Class.......................   (6,643,279)     (11,150,780)     (5,612,684)    (10,129,589)
       I Class.............................           --               --        (191,307)       (413,828)
                                             ------------   -------------   -------------   -------------
     Net Increase (Decrease) in Shares.....   (1,328,499)        (174,994)        645,664      (1,274,595)
                                             ============   =============   =============   =============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   AGGRESSIVE MICRO CAP             SMALL CAP VALUE
                                                         PORTFOLIO                     PORTFOLIO
                                                    FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                       DECEMBER 31,                  DECEMBER 31,
                                                ---------------------------   ---------------------------
                                                    2002           2001           2002           2001
                                                ------------   ------------   ------------   ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)...............  $  (149,510)   $   (130,899)  $    (3,460)   $     9,389
   Net Realized Gain (Loss) on Investment
     Transactions.............................     (702,835)     (5,675,002)   (1,205,489)       441,104
   Change in Net Unrealized Appreciation/
     Depreciation of Investments..............   (2,154,931)      1,785,959       (73,928)        28,298
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations..............   (3,007,276)     (4,019,942)   (1,282,877)       478,791
                                                -----------    ------------   -----------    -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income.................           --              --        (5,140)       (16,426)
   From Net Realized Gain.....................           --              --      (287,283)            --
                                                -----------    ------------   -----------    -----------
     Total Distributions to Shareholders......           --              --      (292,423)       (16,426)
                                                -----------    ------------   -----------    -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares..........    4,633,641      44,845,031     8,001,268      9,463,455
   Reinvestment of Distributions..............           --              --       284,510         16,243
   Cost of Shares Redeemed....................   (8,687,893)    (53,473,862)   (5,121,474)    (7,132,274)
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions......   (4,054,252)     (8,628,831)    3,164,304      2,347,424
                                                -----------    ------------   -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET
       ASSETS.................................   (7,061,528)    (12,648,773)    1,589,004      2,809,789
 NET ASSETS -- Beginning of Year..............   16,542,710      29,191,483     4,773,988      1,964,199
                                                -----------    ------------   -----------    -----------
 NET ASSETS -- End of Year....................  $ 9,481,182    $ 16,542,710   $ 6,362,992    $ 4,773,988
                                                ===========    ============   ===========    ===========
 SHARES
   Sold.......................................      208,373       2,038,514       644,892        838,962
   Issued in Reinvestment of Distributions....           --              --        28,371          1,325
   Redeemed...................................     (393,751)     (2,402,343)     (429,419)      (630,425)
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Shares........     (185,378)       (363,829)      243,844        209,862
                                                ===========    ============   ===========    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP GROWTH             LARGE CAP VALUE
                                                            PORTFOLIO                    PORTFOLIO
                                                       FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                           DECEMBER 31,                DECEMBER 31,
                                                    --------------------------   -------------------------
                                                       2002           2001          2002          2001
                                                    -----------   ------------   -----------   -----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)...................  $  (132,446)  $   (162,473)  $     2,185   $     6,011
   Net Realized Loss on Investment Transactions...   (2,363,379)   (14,555,778)     (167,920)     (159,534)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments..................   (2,449,986)     4,237,420       (31,934)      (28,830)
                                                    -----------   ------------   -----------   -----------
     Net Decrease in Net Assets Resulting from
       Operations.................................   (4,945,811)   (10,480,831)     (197,669)     (182,353)
                                                    -----------   ------------   -----------   -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income.....................           --             --        (4,184)       (8,810)
                                                    -----------   ------------   -----------   -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares..............    6,490,743     27,238,340     1,419,443     2,375,536
   Reinvestment of Distributions..................           --             --         4,153         8,753
   Cost of Shares Redeemed........................   (8,548,293)   (39,991,036)   (1,325,292)   (2,433,678)
                                                    -----------   ------------   -----------   -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions..........   (2,057,550)   (12,752,696)       98,304       (49,389)
                                                    -----------   ------------   -----------   -----------
     TOTAL DECREASE IN NET ASSETS.................   (7,003,361)   (23,233,527)     (103,549)     (240,552)
 NET ASSETS -- Beginning of Year..................   20,834,825     44,068,352       958,036     1,198,588
                                                    -----------   ------------   -----------   -----------
 NET ASSETS -- End of Year........................  $13,831,464   $ 20,834,825   $   854,487   $   958,036
                                                    ===========   ============   ===========   ===========
 SHARES
   Sold...........................................      469,930      1,619,400       172,338       245,897
   Issued in Reinvestment of Distributions........           --             --           590           982
   Redeemed.......................................     (588,022)    (2,395,090)     (159,167)     (255,013)
                                                    -----------   ------------   -----------   -----------
     Net Increase (Decrease) in Shares............     (118,092)      (775,690)       13,761        (8,134)
                                                    ===========   ============   ===========   ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE GROWTH
                                                                      PORTFOLIO
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------
                                                  2002       2001       2000       1999       1998
                                                 -------    -------    -------    -------    -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year........   $14.10     $16.22     $19.01     $14.82     $13.29
                                                 -------    -------    -------    -------    -------
   Income (Loss) from Investment Operations:
     Net Investment Loss.......................    (0.15)     (0.05)     (0.19)     (0.16)     (0.15)
     Net Realized and Unrealized Gain (Loss) on
       Investments.............................    (4.98)     (2.07)      0.59       6.95       1.68
                                                 -------    -------    -------    -------    -------
   Total from Investment Operations............    (5.13)     (2.12)      0.40       6.79       1.53
                                                 -------    -------    -------    -------    -------
 Distributions to Shareholders:
   From Net Realized Gain......................       --         --      (3.19)     (2.60)        --
                                                 -------    -------    -------    -------    -------
   Net Increase (Decrease) in Net Asset
     Value.....................................    (5.13)     (2.12)     (2.79)      4.19       1.53
                                                 -------    -------    -------    -------    -------
   Net Asset Value -- End of Year..............    $8.97     $14.10     $16.22     $19.01     $14.82
                                                 =======    =======    =======    =======    =======
 TOTAL INVESTMENT RETURN.......................   (36.38)%   (13.07)%     3.06%     46.11%     11.51%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).......     1.49%      1.49%      1.49%      1.49%      1.68%
   Expenses Before Reimbursement (Note 2)......     1.69%      1.65%      1.63%      1.68%      1.89%
   Net Investment Loss After Reimbursement
     (Note 2)..................................    (1.02)%    (0.35)%    (1.11)%    (1.00)%    (0.92)%
   Net Investment Loss Before Reimbursement
     (Note 2)..................................    (1.22)%    (0.51)%    (1.26)%    (1.20)%    (1.13)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.....................      517%       535%       376%       702%       237%
   Net Assets at End of Year (in thousands)....  $34,684    $73,256    $87,145    $90,028    $81,404
   Number of Shares Outstanding at End of Year
     (in thousands)............................    3,868      5,197      5,372      4,736      5,491

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MID CAP GROWTH
                                                                     PORTFOLIO
                                                                   REGULAR CLASS
                                               ------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                               ------------------------------------------------------
                                                 2002        2001        2000        1999       1998
                                               --------    --------    --------    --------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year......    $22.47      $30.84      $30.20      $13.65    $12.43
                                               --------    --------    --------    --------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss.....................     (0.16)      (0.05)      (0.25)      (0.08)    (0.06)
     Net Realized and Unrealized Gain (Loss)
       on Investments........................     (4.97)      (8.32)       1.32(A)    17.40      1.59
                                               --------    --------    --------    --------    ------
   Total from Investment Operations..........     (5.13)      (8.37)       1.07       17.32      1.53
                                               --------    --------    --------    --------    ------
 Distributions to Shareholders:
   From Net Realized Gain....................        --          --       (0.43)      (0.77)    (0.31)
                                               --------    --------    --------    --------    ------
   Net Increase (Decrease) in Net Asset
     Value...................................     (5.13)      (8.37)       0.64       16.55      1.22
                                               --------    --------    --------    --------    ------
   Net Asset Value -- End of Year............    $17.34      $22.47      $30.84      $30.20    $13.65
                                               ========    ========    ========    ========    ======
 TOTAL INVESTMENT RETURN.....................    (22.83)%    (27.14)%      3.63%     126.97%    12.31%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).....      1.34%       1.34%       1.34%       1.49%     1.66%
   Expenses Before Reimbursement (Note 2)....      1.49%       1.50%       1.41%       1.69%     2.56%
   Net Investment Loss After Reimbursement
     (Note 2)................................     (0.80)%     (0.19)%     (0.87)%     (1.00)%   (0.38)%
   Net Investment Loss Before Reimbursement
     (Note 2)................................     (0.95)%     (0.35)%     (0.94)%     (1.23)%   (1.27)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...................       170%        261%        196%        208%      211%
   Net Assets at End of Year (in
     thousands)..............................  $136,836    $165,561    $261,040    $137,108    $8,124
   Number of Shares Outstanding at End of
     Year (in thousands).....................     7,890       7,370       8,463       4,540       595
 --------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         MID CAP GROWTH
                                                                           PORTFOLIO
                                                                            I CLASS
                                                               ----------------------------------
                                                                    FOR THE
                                                                  YEARS ENDED          FOR THE
                                                                  DECEMBER 31,       PERIOD ENDED
                                                               ------------------    DECEMBER 31,
                                                                2002       2001         2000*
                                                               -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period....................   $22.65     $30.95       $31.31
                                                               -------    -------      -------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss)............................    (0.09)      0.05        (0.08)
     Net Realized and Unrealized Gain (Loss) on
       Investments...........................................    (5.00)     (8.35)        0.15(A)
                                                               -------    -------      -------
   Total from Investment Operations..........................    (5.09)     (8.30)        0.07
                                                               -------    -------      -------
 Distributions to Shareholders:
   From Net Realized Gain....................................       --         --        (0.43)
                                                               -------    -------      -------
   Net Decrease in Net Asset Value...........................    (5.09)     (8.30)       (0.36)
                                                               -------    -------      -------
   Net Asset Value -- End of Period..........................   $17.56     $22.65       $30.95
                                                               =======    =======      =======
 TOTAL INVESTMENT RETURN.....................................   (22.47)%   (26.82)%       0.31%(B)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).....................     0.99%      0.99%        0.99%(C)
   Expenses Before Reimbursement (Note 2)....................     1.14%      1.15%        1.06%(C)
   Net Investment Income (Loss) After Reimbursement (Note
     2)......................................................    (0.46)%     0.16%       (0.47)%(C)
   Net Investment Loss Before Reimbursement (Note 2).........    (0.61)%    (0.00)%(+)     (0.54)%(C)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...................................      170%       261%         196%
   Net Assets at End of Period (in thousands)................  $13,179    $14,160      $24,947
   Number of Shares Outstanding at End of Period (in
     thousands)..............................................      751        625          806
 ------------------------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
 (B) Total returns for periods of less than one year are not annualized.
 (C) Annualized

 * From Commencement of Operations February 2, 2000.

 (+) The net investment income ratio is less than 0.01%

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE MICRO CAP
                                                                       PORTFOLIO
                                                    ------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------
                                                     2002      2001       2000       1999      1998
                                                    ------    -------    -------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year...........  $23.10    $ 27.03    $ 22.35    $20.42    $20.40
                                                    ------    -------    -------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss..........................   (0.28)     (0.18)     (0.14)    (0.28)    (0.14)
     Net Realized and Unrealized Gain (Loss) on
       Investments................................   (4.96)     (3.75)      5.43(A)   3.27      0.16
                                                    ------    -------    -------    ------    ------
   Total from Investment Operations...............   (5.24)     (3.93)      5.29      2.99      0.02
                                                    ------    -------    -------    ------    ------
 Distributions to Shareholders:
   From Net Realized Gain.........................      --         --      (0.61)    (1.06)       --
                                                    ------    -------    -------    ------    ------
   Net Increase (Decrease) in Net Asset Value.....   (5.24)     (3.93)      4.68      1.93      0.02
                                                    ------    -------    -------    ------    ------
   Net Asset Value -- End of Year.................  $17.86     $23.10     $27.03    $22.35    $20.42
                                                    ======    =======    =======    ======    ======
 TOTAL INVESTMENT RETURN..........................  (22.68)%   (14.54)%    23.82%    14.79%     0.10%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)..........    1.49%      1.49%      1.48%     1.49%     1.51%
   Expenses Before Reimbursement (Note 2).........    2.23%      2.08%      1.84%     2.68%     2.50%
   Net Investment Loss After Reimbursement (Note
     2)...........................................   (1.20)%    (0.72)%    (0.85)%   (1.06)%   (0.71)%
   Net Investment Loss Before Reimbursement (Note
     2)...........................................   (1.94)%    (1.31)%    (1.21)%   (2.24)%   (1.70)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate........................     167%       203%       269%      190%      196%
   Net Assets at End of Year (in thousands).......  $9,481    $16,543    $29,191    $5,869    $9,651
   Number of Shares Outstanding at End of Year (in
     thousands)...................................     531        716      1,080       263       473
 -------------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     SMALL CAP VALUE
                                                                        PORTFOLIO
                                                      ----------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                       2002      2001      2000      1999      1998
                                                      ------    ------    ------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.............  $12.23    $10.88     $9.06     $9.21    $10.12
                                                      ------    ------    ------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss)...................   (0.01)     0.02     (0.04)     0.19      0.07
     Net Realized and Unrealized Gain (Loss) on
       Investments..................................   (1.71)     1.37      1.88     (0.15)    (0.91)
                                                      ------    ------    ------    ------    ------
   Total from Investment Operations.................   (1.72)     1.39      1.84      0.04     (0.84)
                                                      ------    ------    ------    ------    ------
 Distributions to Shareholders:
   From Net Investment Income.......................   (0.01)    (0.04)    (0.02)    (0.19)    (0.07)
   From Net Realized Gain...........................   (0.47)       --        --        --        --
                                                      ------    ------    ------    ------    ------
       Total Distributions to Shareholders..........   (0.48)    (0.04)    (0.02)    (0.19)    (0.07)
                                                      ------    ------    ------    ------    ------
   Net Increase (Decrease) in Net Asset Value.......   (2.20)     1.35      1.82     (0.15)    (0.91)
                                                      ------    ------    ------    ------    ------
   Net Asset Value -- End of Year...................  $10.03    $12.23    $10.88     $9.06     $9.21
                                                      ======    ======    ======    ======    ======
 TOTAL INVESTMENT RETURN............................  (14.08)%   12.79%    20.29%     0.44%    (8.28)%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)............    1.49%     1.49%     1.48%     1.49%     1.53%
   Expenses Before Reimbursement (Note 2)...........    3.07%     4.01%     8.62%     9.25%    13.01%
   Net Investment (Income) Loss After Reimbursement
     (Note 2).......................................   (0.05)%    0.23%    (0.56)%    2.42%     1.12%
   Net Investment Loss Before Reimbursement (Note
     2).............................................   (1.63)%   (2.29)%   (7.70)%   (5.34)%  (10.36)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........................     271%      290%      148%       91%       85%
   Net Assets at End of Year (in thousands).........  $6,363    $4,774    $1,964    $1,232      $857
   Number of Shares Outstanding at End of Year (in
     thousands).....................................     634       390       181       136        93

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LARGE CAP GROWTH
                                                                      PORTFOLIO
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                  -------    -------    -------    -------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.........   $16.63     $21.73     $23.59     $14.47    $10.25
                                                  -------    -------    -------    -------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss........................    (0.12)     (0.13)     (0.20)     (0.12)    (0.02)
     Net Realized and Unrealized Gain (Loss) on
       Investments..............................    (4.32)     (4.97)     (1.61)      9.24      4.24
                                                  -------    -------    -------    -------    ------
   Total from Investment Operations.............    (4.44)     (5.10)     (1.81)      9.12      4.22
                                                  -------    -------    -------    -------    ------
 Distributions to Shareholders:
   From Net Realized Gain.......................       --         --      (0.05)        --        --
                                                  -------    -------    -------    -------    ------
   Net Increase (Decrease) in Net Asset Value...    (4.44)     (5.10)     (1.86)      9.12      4.22
                                                  -------    -------    -------    -------    ------
   Net Asset Value -- End of Year...............   $12.19     $16.63     $21.73     $23.59    $14.47
                                                  =======    =======    =======    =======    ======
 TOTAL INVESTMENT RETURN........................   (26.70)%   (23.47)%    (7.66)%    63.03%    41.17%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)........     1.49%      1.49%      1.48%      1.49%     1.54%
   Expenses Before Reimbursement (Note 2).......     2.20%      1.99%      1.76%      2.75%     9.11%
   Net Investment Loss After Reimbursement (Note
     2).........................................    (0.82)%    (0.62)%    (1.14)%    (0.99)%   (0.43)%
   Net Investment Loss Before Reimbursement
     (Note 2)...................................    (1.53)%    (1.12)%    (1.43)%    (2.26)%   (8.00)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate......................      115%       124%        54%        75%       80%
   Net Assets at End of Year (in thousands).....  $13,831    $20,835    $44,068    $12,667    $2,402
   Number of Shares Outstanding at End of Year
     (in thousands).............................    1,134      1,253      2,028        537       166

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE CAP VALUE
                                                                         PORTFOLIO
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------------
                                                        2002      2001      2000      1999      1998
                                                       ------    ------    ------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year..............   $8.89    $10.34    $10.43    $11.39    $10.11
                                                       ------    ------    ------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Income...........................    0.01      0.05      0.12      0.21      0.16
     Net Realized and Unrealized Gain (Loss) on
       Investments...................................   (1.84)    (1.42)    (0.03)     0.27      1.91
                                                       ------    ------    ------    ------    ------
   Total from Investment Operations..................   (1.83)    (1.37)     0.09      0.48      2.07
                                                       ------    ------    ------    ------    ------
 Distributions to Shareholders:
   From Net Investment Income........................   (0.03)    (0.08)    (0.18)    (0.21)    (0.16)
     From Net Realized Gain..........................      --        --        --     (1.23)    (0.63)
                                                       ------    ------    ------    ------    ------
       Total Distributions to Shareholders...........   (0.03)    (0.08)    (0.18)    (1.44)    (0.79)
                                                       ------    ------    ------    ------    ------
   Net Increase (Decrease) in Net Asset Value........   (1.86)    (1.45)    (0.09)    (0.96)     1.28
                                                       ------    ------    ------    ------    ------
   Net Asset Value -- End of Year....................   $7.03     $8.89    $10.34    $10.43    $11.39
                                                       ======    ======    ======    ======    ======
 TOTAL INVESTMENT RETURN.............................  (20.53)%  (13.26)%    0.92%     4.24%    20.48%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).............    1.40%     1.40%     1.40%     1.40%     1.42%
   Expenses Before Reimbursement (Note 2)............   12.62%     9.87%    10.00%    10.14%    14.34%
   Net Investment Income After Reimbursement (Note
     2)..............................................    0.24%     0.51%     1.42%     2.10%     1.69%
   Net Investment Loss Before Reimbursement (Note
     2)..............................................  (10.98)%   (7.96)%   (7.18)%   (6.63)%  (11.22)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...........................     343%      271%      175%       90%      256%
   Net Assets at End of Year (in thousands)..........    $854      $958    $1,199      $994      $655
   Number of Shares Outstanding at End of Year (in
     thousands)......................................     122       108       116        95        58

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. Significant Accounting Policies

     The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios, each with its own investment objectives and policies: the Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, the Mid Cap Growth Portfolio, a diversified open-end management company portfolio, the Aggressive Micro Cap Portfolio (formerly the Aggressive Small Cap Portfolio), a diversified open-end management company portfolio, the Small Cap Value Portfolio, a diversified open-end management company portfolio, the Large Cap Growth Portfolio, a non-diversified open-end management company portfolio and the Large Cap Value Portfolio, a diversified open-end management company portfolio. Financial statements for the Aggressive Small Cap Equity Portfolio can be found in a separately printed report.

     The Mid Cap Growth Portfolio consists of two shares of classes: Regular Class shares offered since November 26, 1996, and I Class shares offered since December 28, 1999. Income and expenses of the Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Regular Class, and other class specific transfer agent fees, which accrue at different rates.

     The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio totaling $91,800, $91,800, and $91,800, respectively, are being deferred and amortized over 60 months beginning with public offering of shares in the portfolios. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2002, there were no unamortized organization costs remaining.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio and the Large Cap Growth Portfolio, and 0.75% of the daily net assets of the Large Cap Value Portfolio. The Adviser receives an annual fee equal to 0.25% of average daily net assets of the Aggressive Growth, the Aggressive Micro Cap, the Small Cap Value, the Large Cap Growth and the Large Cap Value Portfolios, and 0.10% of the average daily net assets of the Mid Cap Growth Portfolio in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio, Mid Cap Growth Portfolio -- Regular Class and the Mid Cap Growth Portfolio -- I Class which are limited to 1.40%, 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio totaling $108,403, $260,815, $91,806, $102,666, $113,766 and $101,520, respectively.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Trustees not affiliated with the Adviser $12,500 annually. For the year ended December 31, 2002, Trustees' fees and expenses totaled $42,858.

3. Transfer Agent and Custodian

     FBR National Bank & Trust provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio (Regular Class shares only), the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

5. Securities Transactions

     For the year ended December 31, 2002, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                             AGGRESSIVE      MID CAP      AGGRESSIVE     SMALL CAP     LARGE CAP    LARGE CAP
                               GROWTH         GROWTH       MICRO CAP       VALUE        GROWTH        VALUE
                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                            ------------   ------------   -----------   -----------   -----------   ----------
Purchases.................  $282,243,251   $287,844,244   $19,836,219   $19,127,913   $18,110,547   $2,960,103
                            ============   ============   ===========   ===========   ===========   ==========
Sales.....................  $295,675,425   $279,503,713   $23,882,730   $16,149,398   $21,182,386   $2,933,856
                            ============   ============   ===========   ===========   ===========   ==========

6. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of December 31, 2002, based on the cost for Federal income tax purposes is as follows:

                                                                   AGGRESSIVE      MID CAP      AGGRESSIVE
                                                                     GROWTH         GROWTH      MICRO CAP
                                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                   -----------   ------------   ----------
      Gross Unrealized Appreciation..............................  $ 1,616,699   $  9,958,038   $1,133,332
      Gross Unrealized Depreciation..............................   (2,828,147)    (9,583,055)    (584,260)
                                                                   -----------   ------------   ----------
      Net Unrealized Appreciation (Depreciation).................  $(1,211,448)  $    374,983   $  549,072
                                                                   ===========   ============   ==========
      Cost of Investments for Federal Income Tax Purposes........  $46,778,263   $145,312,991   $8,953,461
                                                                   ===========   ============   ==========

                                                                  SMALL CAP      LARGE CAP     LARGE CAP
                                                                    VALUE         GROWTH         VALUE
                                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                  ----------    -----------    ---------
      Gross Unrealized Appreciation.............................  $  404,015    $   613,419    $  6,739
      Gross Unrealized Depreciation.............................    (170,783)    (1,494,893)    (28,596)
                                                                  ----------    -----------    --------
      Net Unrealized Appreciation (Depreciation)................  $  233,232    $  (881,474)   $(21,857)
                                                                  ==========    ===========    ========
      Cost of Investments for Federal Income Tax Purposes.......  $6,108,806    $14,796,893    $827,654
                                                                  ==========    ===========    ========

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Federal Income Tax

     Permanent differences between tax and financial reporting of net investment income are reclassified. As of December 31, 2002, net investment losses were reclassified to paid-in-capital for Aggressive Growth Portfolio, Mid Cap Growth Portfolio, Aggressive Micro Cap Portfolio, Small Cap Value Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio in the amount of $567,495, $1,317,142, $149,510, $8,892, $132,446 and $2,038, respectively. Net assets of the Funds were not affected by these reclassifications.

     At December 31, 2002, for Federal income tax purposes, the following funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                   AGGRESSIVE      MID CAP     AGGRESSIVE
                                                                     GROWTH        GROWTH       MICRO CAP
      EXPIRES DECEMBER 31,                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $        --   $ 8,346,460   $ 1,655,525
      2009.......................................................   11,798,794    61,028,476     9,184,053
      2010.......................................................   11,625,059    29,500,719            --
                                                                   -----------   -----------   -----------
                                                                   $23,423,853   $98,875,655   $10,839,578
                                                                   ===========   ===========   ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

                                                                    SMALL CAP     LARGE CAP
                                                                      VALUE        GROWTH       LARGE CAP
                                                                    PORTFOLIO     PORTFOLIO       VALUE
      EXPIRES DECEMBER 31,                                                                      PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $        --   $ 1,490,607   $   129,401
      2009.......................................................           --    16,907,142       164,408
      2010.......................................................      794,342     2,330,162       144,528
                                                                   -----------   -----------   -----------
                                                                   $   794,342   $20,727,911   $   438,337
                                                                   ===========   ===========   ===========

     On December 18, 2002, the Small Cap Value Portfolio paid short-term and long-term distributions of $0.272617 and $0.196330 per share, respectively, to shareholders as of record on December 17, 2002. On December 30, 2002, the Small Cap Value Portfolio and the Large Cap Value Portfolio paid ordinary income distributions of $0.008131 and $0.034577, respectively, to shareholders as of record on December 27, 2002.

     The tax character of distributions paid during 2002 was as follows:

                                                              SMALL CAP   LARGE CAP
                                                                VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO
                                                              ---------   ---------
Distributions paid from:
  Ordinary income...........................................  $  5,140     $4,184
  Short-term capital gains..................................   167,009         --
  Long-term capital gains...................................   120,274         --
                                                              --------     ------
                                                              $292,423     $4,184
                                                              ========     ======

     The tax character of distributions paid during 2001 was as follows:

                                                              SMALL CAP   LARGE CAP
                                                                VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO
                                                              ---------   ---------
Distributions paid from:
  Ordinary income...........................................   $16,426     $8,810
  Long-term capital gains...................................        --         --
                                                               -------     ------
                                                               $16,426     $8,810
                                                               =======     ======

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                               MID CAP    AGGRESSIVE   SMALL CAP   LARGE CAP
                                                               GROWTH     MICRO CAP      VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                              ---------   ----------   ---------   ---------
      Undistributed Ordinary Income.........................  $     --     $     --    $    292    $     39
      Unrealized Appreciation...............................   645,282      549,072     254,691          --
                                                              --------     --------    --------    --------
                                                              $645,282     $549,072    $254,983    $     39
                                                              ========     ========    ========    ========

8. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. At December 31, 2002, there were no outstanding borrowings.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

      We have audited the accompanying statement of assets and liabilities of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio, each a series of shares of The Navellier Performance Funds as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003

NAVELLIER PERFORMANCE FUNDS


                                  ANNUAL REPORT

                                        December 31, 2002



                          [IMAGE OF HEAD AND NUMBERS]






Aggressive Growth Portfolio
Mid Cap Growth Portfolio
Aggressive Micro Cap Portfolio
Small Cap Value Portfolio
Large Cap Growth Portfolio
Large Cap Value Portfolio

                                                                [NAVELLIER LOGO]

                                                ANNUAL REPORT, December 31, 2002
                                                     NAVELLIER PERFORMANCE FUNDS
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

                                                                January 30, 2003

Dear Shareholder,

      The U.S. equity markets experienced another difficult year in 2002. In fact, we believe that 2002 was the worst year of the three straight losing years the U.S. markets have had. The declines in equity prices were very broad-based. All sectors of the market were hit hard in 2002. Likewise, small, mid and large capitalization stocks all posted double-digit declines. Also experiencing double-digit losses were both growth and value sectors. Unfortunately, all major indices posted these large losses. The good news is that while the last three years have been difficult, we believe that the worst is behind us.

[AGGRESSIVE GROWTH PORTFOLIO LINE GRAPH]

                                                    AGGRESSIVE GROWTH          RUSSELL 2000 GROWTH            RUSSELL 2000
                                                    -----------------          -------------------            ------------
December 28, 1995                                         10000                       10000                       10000
December 29, 1995                                          9999                       10100                       10065
January 31, 1996                                           9630                       10016                       10054
February 29, 1996                                         10620                       10473                       10368
March 29, 1996                                            11330                       10680                       10579
April 30, 1996                                            13020                       11500                       11145
May 31, 1996                                              14040                       12090                       11584
June 28, 1996                                             13050                       11304                       11108
July 31, 1996                                             11180                        9924                       10138
August 30, 1996                                           11850                       10659                       10726
September 30, 1996                                        12730                       11208                       11146
October 31, 1996                                          12150                       10724                       10974
November 29, 1996                                         12220                       11023                       11426
December 31, 1996                                         12250                       11237                       11725
January 31, 1997                                          12440                       11518                       11960
February 28, 1997                                         10880                       10823                       11670
March 31, 1997                                            10670                       10059                       11119
April 30, 1997                                            10530                        9942                       11150
May 30, 1997                                              11290                       11437                       12391
June 30, 1997                                             12040                       11825                       12922
July 31, 1997                                             13200                       12431                       13523
August 29, 1997                                           13280                       12804                       13832
September 30, 1997                                        14560                       13825                       14845
October 31, 1997                                          14010                       12995                       14193
November 28, 1997                                         13500                       12685                       14101
December 31, 1997                                         13447                       12692                       14348
January 30, 1998                                          12992                       12523                       14121
February 27, 1998                                         13922                       13629                       15165
March 31, 1998                                            14671                       14200                       15791
April 30, 1998                                            14691                       14287                       15878
May 29, 1998                                              13892                       13249                       15023
June 30, 1998                                             14135                       13385                       15055
July 31, 1998                                             13659                       12267                       13836
August 31, 1998                                           10816                        9435                       11149
September 30, 1998                                        11717                       10392                       12022
October 30, 1998                                          11676                       10934                       12512
November 30, 1998                                         13356                       11782                       13168
December 31, 1998                                         14995                       12848                       13982
January 29, 1999                                          15582                       13426                       14168
February 26, 1999                                         14388                       12198                       13021
March 31, 1999                                            15025                       12632                       13224
April 30, 1999                                            16735                       13748                       14409
May 28, 1999                                              16735                       13770                       14619
June 30, 1999                                             18152                       14495                       15281
July 30, 1999                                             17504                       14047                       14861
August 31, 1999                                           18303                       13522                       14311
September 30, 1999                                        18496                       13782                       14314
October 31, 1999                                          19163                       14135                       14372
November 30, 1999                                         20479                       15630                       15231
December 31, 1999                                         21909                       18385                       16955
January 31, 2000                                          20111                       18214                       16682
February 29, 2000                                         23465                       22451                       19437
March 31, 2000                                            22670                       20091                       18156
April 30, 2000                                            22324                       18063                       17063
May 31, 2000                                              20791                       16481                       16069
June 30, 2000                                             23154                       18610                       17469
July 31, 2000                                             22451                       17015                       16907
August 31, 2000                                           25171                       18805                       18197
September 30, 2000                                        25194                       17871                       17663
October 31, 2000                                          23350                       16420                       16874
November 30, 2000                                         21137                       13439                       15142
December 31, 2000                                         22580                       14261                       16442
January 31, 2001                                          20436                       15416                       17298
February 28, 2001                                         18362                       13302                       16163
March 31, 2001                                            17499                       12093                       15373
April 30, 2001                                            18947                       13574                       16575
May 31, 2001                                              20255                       13888                       16983
June 30, 2001                                             20311                       14267                       17569
July 31, 2001                                             19852                       13050                       16618
August 31, 2001                                           18738                       12235                       16081
September 30, 2001                                        17861                       10260                       13917
October 31, 2001                                          18738                       11248                       14731
November 30, 2001                                         19058                       12186                       15872
December 31, 2001                                         19629                       12945                       16851
January 31, 2002                                          19170                       12485                       16676
February 28, 2002                                         17555                       11677                       16219
March 31, 2002                                            18028                       12692                       17522
April 30, 2002                                            17861                       12417                       17682
May 31, 2002                                              17318                       11691                       16897
June 30, 2002                                             16956                       10700                       16059
July 31, 2002                                             14896                        9055                       13634
August 31, 2002                                           15132                        9051                       13599
September 30, 2002                                        14047                        8397                       12622
October 31, 2002                                          13740                        8822                       13027
November 30, 2002                                         13838                        9696                       14190
December 31, 2002                                         12487                        9028                       13399

                          AGGRESSIVE GROWTH PORTFOLIO

           TOTAL RETURNS                     RUSSELL
         FOR PERIODS ENDED                     2000    RUSSELL
        DECEMBER 31, 2002*           FUND     GROWTH     2000
  -------------------------------  --------  --------  --------
  One Year                         (36.38)%  (30.26)%  (20.48)%
  Annualized 5 Year                 (1.47)%   (6.59)%   (1.36)%
  Annualized Since Inception**        3.22%   (1.45)%     4.26%
  Value of a $10,000 investment
   over Life of Fund**              $12,487    $9,028   $13,399
  * The total returns shown do not reflect the deduction of
    taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  **Inception December 28, 1995

 [MID CAP GROWTH PORTFOLIO LINE GRAPH]

                                                     MID CAP GROWTH          RUSSELL MID CAP GROWTH
                                                     --------------          ----------------------
                                                    Russell 2000 Growth
November 26, 1996                                                 10000               10000                       10000
November 30, 1996                                                 10000               10015                       10058
December 31, 1996                                                 10275                9846                       10254
January 31, 1997                                                  10465               10282                       10510
February 28, 1997                                                 10295               10055                        9876
March 31, 1997                                                     9985                9487                        9179
April 30, 1997                                                    10275                9719                        9072
May 30, 1997                                                      10835               10590                       10436
June 30, 1997                                                     11385               10884                       10790
July 31, 1997                                                     12506               11925                       11343
August 29, 1997                                                   12426               11809                       11683
September 30, 1997                                                13386               12407                       12616
October 31, 1997                                                  12766               11785                       11858
November 28, 1997                                                 12776               11909                       11575
December 31, 1997                                                 12965               12066                       11582
January 30, 1998                                                  12725               11848                       11427
February 27, 1998                                                 13695               12962                       12436
March 31, 1998                                                    14665               13506                       12958
April 30, 1998                                                    14634               13689                       13037
May 29, 1998                                                      14039               13126                       12090
June 30, 1998                                                     14404               13497                       12213
July 31, 1998                                                     13768               12919                       11194
August 31, 1998                                                   11651               10453                        8610
September 30, 1998                                                12485               11244                        9483
October 30, 1998                                                  12110               12072                        9977
November 30, 1998                                                 12944               12886                       10751
December 31, 1998                                                 14561               14221                       11724
January 29, 1999                                                  16737               14647                       12251
February 26, 1999                                                 16011               13931                       11131
March 31, 1999                                                    18507               14707                       11527
April 30, 1999                                                    19851               15377                       12545
May 28, 1999                                                      19585               15179                       12565
June 30, 1999                                                     21569               16239                       13227
July 30, 1999                                                     21515               15722                       12818
August 31, 1999                                                   22092               15558                       12338
September 30, 1999                                                21985               15426                       12576
October 29, 1999                                                  25174               16619                       12898
November 30, 1999                                                 28097               18340                       14262
December 31, 1999                                                 33049               21515                       16776
January 31, 2000                                                  32305               21511                       16620
February 29, 2000                                                 44233               26033                       20487
March 31, 2000                                                    37360               26060                       18333
April 30, 2000                                                    37525               23530                       16482
May 31, 2000                                                      31987               21815                       15039
June 30, 2000                                                     33771               24130                       16982
July 31, 2000                                                     31889               22602                       15526
August 31, 2000                                                   38499               26010                       17160
September 30, 2000                                                38017               24739                       16307
October 31, 2000                                                  35183               23046                       14983
November 30, 2000                                                 30094               18038                       12263
December 31, 2000                                                 34250               18988                       13013
January 31, 2001                                                  32073               20072                       14067
February 28, 2001                                                 29319               16600                       12138
March 31, 2001                                                    26520               14225                       11035
April 30, 2001                                                    28630               16596                       12386
May 31, 2001                                                      28497               16517                       12673
June 30, 2001                                                     25965               16526                       13018
July 31, 2001                                                     25154               15412                       11908
August 31, 2001                                                   23966               14295                       11164
September 30, 2001                                                22411               11932                        9363
October 31, 2001                                                  22866               13186                       10263
November 30, 2001                                                 23933               14606                       11120
December 31, 2001                                                 24954               15161                       11812
January 31, 2002                                                  24988               14669                       11392
February 28, 2002                                                 24532               13837                       10655
March 31, 2002                                                    25010               14893                       11581
April 30, 2002                                                    24421               14105                       11330
May 31, 2002                                                      24110               13684                       10668
June 30, 2002                                                     22489               12174                        9763
July 31, 2002                                                     20301               10991                        8263
August 31, 2002                                                   20301               10953                        8259
September 30, 2002                                                19479               10083                        7662
October 31, 2002                                                  20412               10880                        8075
November 30, 2002                                                 21078               11714                        8848
December 31, 2002                                                 19257               11006                        8238

                    MID CAP GROWTH PORTFOLIO - REGULAR CLASS

               TOTAL RETURNS                      RUSSELL    RUSSELL
             FOR PERIODS ENDED                    MID CAP      2000
            DECEMBER 31, 2002*           FUND      GROWTH     GROWTH
      -------------------------------  --------   --------   --------
      One Year                         (22.83)%   (27.41)%   (30.26)%
      Annualized 5 Year                   8.23%   (1.82)%     (6.59)%
      Annualized Since Inception**       11.35%     1.59%     (3.13)%
      Value of a $10,000 investment
       over Life of Fund**              $19,257   $11,006      $8,238
      * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
        redemption of fund shares.
      **Inception November 26, 1996

      The Navellier Funds held up fairly well in the decline (second and third quarters) with holdings generally concentrated in more defensive growth sectors. Where the Funds performed poorly was in the 4th quarter rebound, as they did not up-tick with the market in October and November. We believe that this rally was mainly led by short-covering and will be short-lived at best. Those stocks that performed the best during this rally were those that had performed the worst on the way down. It reminds us a great deal of 4th quarter 2001.

[AGGRESSIVE MICRO CAP PORTFOLIO LINE GRAPH]

                                          AGGRESSIVE MICRO
                                                CAP            RUSSELL 2000 GROWTH        RUSSELL 2000
                                          ----------------     -------------------        ------------
3/17/97                                        10000                  10000                  10000
3/31/97                                         9859                   9500                   9592
4/30/97                                         9872                   9390                   9618
5/30/97                                        10691                  10802                  10688
6/30/97                                        11432                  11168                  11146
7/31/97                                        12423                  11740                  11665
8/29/97                                        12679                  12092                  11932
9/30/97                                        13593                  13057                  12805
10/31/97                                       13434                  12273                  12243
11/28/97                                       13459                  11981                  12164
12/31/97                                       13276                  11987                  12376
1/30/98                                        12821                  11827                  12181
2/27/98                                        13608                  12872                  13082
3/31/98                                        13914                  13411                  13621
4/30/98                                        14083                  13494                  13697
5/29/98                                        13719                  12513                  12959
6/30/98                                        14090                  12641                  12986
7/31/98                                        13283                  11586                  11935
8/31/98                                        10699                   8911                   9618
9/30/98                                        11441                   9815                  10370
10/30/98                                       11083                  10327                  10793
11/30/98                                       12229                  11128                  11359
12/31/98                                       13289                  12135                  12061
1/29/99                                        13400                  12680                  12222
2/26/99                                        12151                  11520                  11232
3/31/99                                        11454                  11931                  11407
4/30/99                                        12450                  12984                  12429
5/28/99                                        13068                  13005                  12611
6/30/99                                        13856                  13690                  13181
7/30/99                                        13335                  13267                  12820
8/31/99                                        12964                  12771                  12345
9/30/99                                        13914                  13017                  12348
10/29/99                                       13745                  13350                  12398
11/30/99                                       13966                  14762                  13138
12/31/99                                       15254                  17364                  14625
1/31/00                                        14606                  17202                  14390
2/29/00                                        17268                  21204                  16767
3/31/00                                        20912                  18976                  15661
4/30/00                                        19732                  17060                  14719
5/31/00                                        18646                  15566                  13861
6/30/00                                        23288                  17577                  15069
7/31/00                                        19438                  16070                  14585
8/31/00                                        22748                  17761                  15697
9/30/00                                        22441                  16878                  15236
10/31/00                                       20462                  15508                  14556
11/30/00                                       17479                  12692                  13062
12/31/00                                       18888                  13469                  14183
1/31/01                                        17825                  14559                  14922
2/28/01                                        14891                  12564                  13943
3/31/01                                        14625                  11421                  13261
4/30/01                                        16253                  12820                  14298
5/31/01                                        16533                  13117                  14650
6/30/01                                        17245                  13474                  15155
7/31/01                                        16617                  12325                  14335
8/31/01                                        15128                  11555                  13872
9/30/01                                        12878                   9691                  12005
10/31/01                                       14339                  10623                  12707
11/30/01                                       15680                  11510                  13691
12/31/01                                       16141                  12226                  14536
1/31/02                                        16449                  11791                  14385
2/28/02                                        16072                  11028                  13991
3/31/02                                        16826                  11987                  15115
4/30/02                                        17476                  11727                  15253
5/31/02                                        16470                  11042                  14576
6/30/02                                        16714                  10105                  13853
7/31/02                                        14157                   8552                  11761
8/31/02                                        14220                   8548                  11731
9/30/02                                        13130                   7931                  10888
10/31/02                                       13032                   8332                  11237
11/30/02                                       12969                   9158                  12240
12/31/02                                       12480                   8526                  11559

                         AGGRESSIVE MICRO CAP PORTFOLIO

           TOTAL RETURNS                      RUSSELL
         FOR PERIODS ENDED                      2000     RUSSELL
        DECEMBER 31, 2002*           FUND      GROWTH      2000
  -------------------------------  --------   --------   --------
  One Year                         (22.68)%   (30.26)%   (20.48)%
  Annualized 5 Year                 (1.23)%    (6.59)%    (1.36)%
  Annualized Since Inception**        3.90%    (2.71)%      2.53%
  Value of a $10,000 investment
   over Life of Fund**              $12,480     $8,526    $11,559
  * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
    redemption of fund shares.
  **Inception March 17, 1997

 [SMALL CAP VALUE PORTFOLIO LINE GRAPH]

                                                     SMALL CAP VALUE           RUSSELL 2000 VALUE             RUSSELL 2000
                                                     ---------------           ------------------             ------------
12/19/97                                                  10000                       10000                       10000
12/31/97                                                  10125                       10363                        9167
1/30/98                                                    9885                       10176                        9022
2/27/98                                                   10405                       10791                        9690
3/31/98                                                   10945                       11228                       10089
4/30/98                                                   11105                       11284                       10145
5/29/98                                                   10695                       10884                        9599
6/30/98                                                   10315                       10823                        9619
7/31/98                                                    9625                        9975                        8840
8/31/98                                                    8244                        8413                        7124
9/30/98                                                    8384                        8888                        7681
10/30/98                                                   8514                        9152                        7994
11/30/98                                                   8894                        9400                        8413
12/31/98                                                   9286                        9694                        8934
1/29/99                                                    9065                        9474                        9053
2/26/99                                                    8419                        8828                        8319
3/31/99                                                    8379                        8755                        8449
4/30/99                                                    8853                        9554                        9206
5/28/99                                                    9216                        9848                        9341
6/30/99                                                    9871                       10204                        9763
7/30/99                                                    9680                        9962                        9495
8/31/99                                                    9105                        9598                        9144
9/30/99                                                    8923                        9406                        9146
10/29/99                                                   8681                        9218                        9183
11/30/99                                                   8944                        9266                        9731
12/31/99                                                   9327                        9550                       10833
1/31/00                                                    8679                        9300                       10659
2/29/00                                                    9317                        9869                       12419
3/31/00                                                    9718                        9915                       11600
4/30/00                                                   10017                        9974                       10902
5/31/00                                                    9801                        9822                       10267
6/30/00                                                   10532                       10109                       11162
7/31/00                                                    9729                       10445                       10803
8/31/00                                                   10892                       10912                       11627
9/30/00                                                   10830                       10851                       11285
10/31/00                                                  10377                       10812                       10781
11/30/00                                                   9893                       10592                        9675
12/31/00                                                  11220                       11730                       10506
1/31/01                                                   11189                       12054                       11053
2/28/01                                                   10653                       12037                       10327
3/31/01                                                   10488                       11844                        9822
4/30/01                                                   11478                       12392                       10591
5/31/01                                                   12375                       12711                       10851
6/30/01                                                   12169                       13222                       11226
7/31/01                                                   12458                       12926                       10618
8/31/01                                                   11839                       12881                       10275
9/30/01                                                   10684                       11459                        8892
10/31/01                                                  11220                       11759                        9412
11/30/01                                                  12056                       12603                       10141
12/31/01                                                  12655                       13375                       10767
1/31/02                                                   12800                       13553                       10655
2/28/02                                                   12852                       13635                       10363
3/31/02                                                   13576                       14656                       11196
4/30/02                                                   13949                       15172                       11298
5/31/02                                                   13680                       14670                       10796
6/30/02                                                   13245                       14346                       10261
7/31/02                                                   11931                       12214                        8711
8/31/02                                                   11786                       12160                        8689
9/30/02                                                   10896                       11291                        8065
10/31/02                                                  11341                       11461                        8323
11/30/02                                                  11672                       12376                        9066
12/31/02                                                  10873                       11847                        8561

                            SMALL CAP VALUE PORTFOLIO

               TOTAL RETURNS                      RUSSELL
             FOR PERIODS ENDED                      2000     RUSSELL
            DECEMBER 31, 2002*           FUND      VALUE       2000
      -------------------------------  --------   --------   --------
      One Year                         (14.08)%   (11.43)%   (20.48)%
      Annualized 5 Year                   1.44%      2.71%    (1.36)%
      Annualized Since Inception**        1.68%      3.42%    (3.04)%
      Value of a $10,000 investment
       over Life of Fund**              $10,873    $11,847     $8,561
      * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
        redemption of fund shares.
      **Inception December 19, 1997

      The year 2002 was a volatile and difficult environment for stocks. The economy continued to be extremely sluggish and no sector leadership ever emerged in the equity markets. Our outlook for 2003 is a positive one. We believe that the economy is showing signs of life and the current administration seems to realize the importance of moving economic policy in the right direction. We expect some type of tax legislation (dividend tax relief, capital gains tax cuts or the income tax cuts becoming permanent) to emerge sometime in the 1st quarter of 2003. This would give a significant boost to the stock market.

INVESTMENT STRATEGY & OUTLOOK

      The stock market is beginning the New Year more uncertain than ever. The worst holiday shopping season in over 30 years is a clear signal that consumer spending will likely remain soft. Orders for durable goods declined in November, which is further evidence that the U.S. economy is sputtering. The impending invasion of Iraq is also creating even more uncertainty. Investors are looking to the Bush Administration and the new Congress to pass various tax incentives to spur investment, stimulate the U.S. economy and help the stock market. In the interim, we remain very cautious and especially selective on the stocks that we are adding to our portfolios. There are two possible scenarios that we foresee for the stock market.

SCENARIO ONE: THE STOCK MARKET SURGES AFTER DIVIDEND TAX RELIEF IS PASSED

      A potential event that could have a significant bullish impact on the stock market is the Bush Administration's plan to provide dividend tax relief. Ideally, the double taxation of dividends would be eliminated on either the corporate or individual level. This would allow dividend proceeds to flow directly to investors without being taxed twice. The bigger the dividend tax cut, the more money that it will trigger to pour into the stock market.

[LARGE CAP GROWTH PORTFOLIO LINE GRAPH]

                                                    LARGE CAP GROWTH           RUSSELL 1000 GROWTH               S&P 500
                                                    ----------------           -------------------               -------
December 19, 1997                                         10000                       10000                       10000
December 31, 1997                                         10256                       10300                       10255
January 30, 1998                                          10106                       10608                       10369
February 27, 1998                                         10856                       11406                       11116
March 31, 1998                                            11577                       11861                       11686
April 30, 1998                                            11537                       12025                       11803
May 29, 1998                                              11517                       11684                       11600
June 30, 1998                                             12267                       12400                       12072
July 31, 1998                                             12167                       12317                       11943
August 31, 1998                                           10756                       10469                       10216
September 30, 1998                                        11336                       11273                       10871
October 30, 1998                                          12127                       12179                       11755
November 30, 1998                                         12777                       13106                       12467
December 31, 1998                                         14478                       14287                       13186
January 29, 1999                                          15959                       15126                       13737
February 26, 1999                                         15259                       14435                       13310
March 31, 1999                                            16549                       15195                       13843
April 30, 1999                                            16009                       15215                       14379
May 28, 1999                                              15189                       14747                       14039
June 30, 1999                                             16820                       15780                       14819
July 30, 1999                                             16830                       15279                       14356
August 31, 1999                                           16980                       15528                       14285
September 30, 1999                                        16860                       15202                       13893
October 29, 1999                                          17680                       16350                       14772
November 30, 1999                                         19901                       17232                       15073
December 31, 1999                                         23604                       19025                       15960
January 31, 2000                                          22693                       18133                       15159
February 29, 2000                                         29147                       19019                       14872
March 31, 2000                                            28466                       20380                       16326
April 30, 2000                                            26675                       19411                       15835
May 31, 2000                                              23924                       18433                       15510
June 30, 2000                                             27186                       19830                       15893
July 31, 2000                                             26125                       19003                       15644
August 31, 2000                                           31028                       20724                       16616
September 30, 2000                                        29817                       18764                       15739
October 31, 2000                                          27286                       17876                       15672
November 30, 2000                                         20562                       15241                       14437
December 31, 2000                                         21795                       14759                       14507
January 31, 2001                                          21494                       15778                       15022
February 28, 2001                                         17171                       13100                       13653
March 31, 2001                                            15697                       11674                       12788
April 30, 2001                                            17051                       13151                       13781
May 31, 2001                                              17141                       12957                       13874
June 30, 2001                                             16529                       12657                       13536
July 31, 2001                                             16268                       12341                       13405
August 31, 2001                                           15346                       11331                       12566
September 30, 2001                                        14022                       10200                       11551
October 31, 2001                                          14774                       10735                       11772
November 30, 2001                                         16369                       11767                       12673
December 31, 2001                                         16680                       11744                       12784
January 31, 2002                                          16279                       11537                       12597
February 28, 2002                                         15376                       11058                       12355
March 31, 2002                                            16118                       11441                       12819
April 30, 2002                                            15847                       10507                       12042
May 31, 2002                                              15677                       10253                       11953
June 30, 2002                                             14754                        9304                       11102
July 31, 2002                                             13570                        8793                       10237
August 31, 2002                                           13651                        8819                       10304
September 30, 2002                                        12748                        7904                        9184
October 31, 2002                                          13229                        8629                       10046
November 30, 2002                                         13179                        9098                       10581
December 31, 2002                                         12226                        8470                        9960

                           LARGE CAP GROWTH PORTFOLIO

           TOTAL RETURNS                      RUSSELL
         FOR PERIODS ENDED                      1000       S&P
        DECEMBER 31, 2002*           FUND      GROWTH      500
  -------------------------------  --------   --------   --------
  One Year                         (26.70)%   (27.88)%   (22.09)%
  Annualized 5 Year                   3.58%    (3.84)%    (0.58)%
  Annualized Since Inception**        4.07%    (3.24)%    (0.08)%
  Value of a $10,000 investment
   over Life of Fund**              $12,226     $8,470     $9,960
  * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
    redemption of fund shares.
  **Inception December 19, 1997

 [LARGE CAP VALUE PORTFOLIO LINE GRAPH]

                                                LARGE CAP VALUE PORTFOLIO      RUSSELL 1000 VALUE             RUSSELL 1000
                                                -------------------------      ------------------             ------------
December 19, 1997                                         10000                       10000                       10000
December 31, 1997                                         10118                       10237                       10268
January 30, 1998                                           9998                       10092                       10344
February 27, 1998                                         10808                       10771                       11082
March 31, 1998                                            11369                       11430                       11641
April 30, 1998                                            11499                       11506                       11760
May 29, 1998                                              11249                       11336                       11506
June 30, 1998                                             11369                       11481                       11932
July 31, 1998                                             11249                       11278                       11788
August 31, 1998                                           10218                        9600                       10026
September 30, 1998                                        10538                       10151                       10701
October 30, 1998                                          11489                       10937                       11547
November 30, 1998                                         12029                       11447                       12261
December 31, 1998                                         12190                       11836                       13042
January 29, 1999                                          12190                       11931                       13508
February 26, 1999                                         12072                       11762                       13079
March 31, 1999                                            12532                       12006                       13580
April 30, 1999                                            14191                       13127                       14148
May 28, 1999                                              13881                       12983                       13842
June 30, 1999                                             14009                       13360                       14548
July 30, 1999                                             13624                       12969                       14104
August 31, 1999                                           13281                       12487                       13971
September 30, 1999                                        12607                       12051                       13587
October 29, 1999                                          12982                       12745                       14501
November 30, 1999                                         12479                       12645                       14874
December 31, 1999                                         12707                       12706                       15770
January 31, 2000                                          11951                       12292                       15124
February 29, 2000                                         10989                       11378                       15084
March 31, 2000                                            11866                       12767                       16458
April 30, 2000                                            12317                       12618                       15910
May 31, 2000                                              11963                       12751                       15498
June 30, 2000                                             12073                       12168                       15893
July 31, 2000                                             12426                       12321                       15629
August 31, 2000                                           13706                       13006                       16786
September 30, 2000                                        13754                       13125                       16007
October 31, 2000                                          13401                       13448                       15814
November 30, 2000                                         12134                       12949                       14368
December 31, 2000                                         12823                       13597                       14542
January 31, 2000                                          13022                       13650                       15020
February 28, 2001                                         12377                       13270                       13619
March 31, 2001                                            11757                       12801                       12714
April 30, 2001                                            12451                       13429                       13736
May 31, 2001                                              12451                       13731                       13829
June 30, 2001                                             11918                       13426                       13517
July 31, 2001                                             11658                       13398                       13332
August 31, 2001                                           11149                       12861                       12519
September 30, 2001                                        10492                       11956                       11458
October 31, 2001                                          10231                       11853                       11696
November 30, 2001                                         10963                       12542                       12597
December 31, 2001                                         11124                       12837                       12731
January 31, 2002                                          11299                       12738                       12569
February 28, 2002                                         11224                       12759                       12319
March 31, 2002                                            11486                       13362                       12825
April 30, 2002                                            11574                       12904                       12091
May 31, 2002                                              11461                       12969                       11984
June 30, 2002                                             10861                       12224                       11099
July 31, 2002                                             10148                       11088                       10278
August 31, 2002                                           10123                       11172                       10332
September 30, 2002                                         9222                        9929                        9222
October 31, 2002                                           9297                       10665                        9988
November 30, 2002                                          9222                       11337                       10573
December 31, 2002                                          8839                       10845                        9975

                            LARGE CAP VALUE PORTFOLIO

               TOTAL RETURNS                      RUSSELL
             FOR PERIODS ENDED                      1000     RUSSELL
            DECEMBER 31, 2002*           FUND      VALUE       1000
      -------------------------------  --------   --------   --------
      One Year                         (20.53)%   (15.52)%   (21.65)%
      Annualized 5 Year                 (2.67)%      1.16%    (0.58)%
      Annualized Since Inception**      (2.42)%      1.62%    (0.05)%
      Value of a $10,000 investment
       over Life of Fund**               $8,839    $10,845     $9,975
      * The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the
        redemption of fund shares.
      **Inception December 19, 1997

SCENARIO TWO: THE STOCK MARKET CONTINUES TO OSCILLATE IN A WILD & VOLATILE
MANNER

      During the past two years, the stock market has had some wild oscillations. There have been massive short-covering rallies in many technology stocks during October 2001, March 2002, and during the recent telecommunication-led rally in October and November 2002. During the past three quarters, the stock market has been led by consumer-oriented companies (second quarter), healthcare companies (third quarter) and telecommunication companies (fourth quarter). Currently, telecommunication companies are rolling over and giving back many of their recent gains and new leadership is trying to emerge.

      This roller coaster environment is not a healthy environment for long-term investors. The stock market has been in an environment that ignores fundamentals and is better suited to active traders. It is not healthy for the stock market to allow money losing or bankrupt stocks like Lucent and WorldCom to lead the stock market, which is exactly what happened in the past few months.

      Unfortunately, the market oscillated in a wild manner for eight years after the 1973 and 1974 stock market collapse. Although the stock market slowly trended higher in those subsequent years, the volatility was unnerving for many investors. Apparently, the same phenomenon may be occurring again. This is not a healthy environment for investors because the stock market's volatility undermines investor confidence.

      Fortunately, while the stock market was going through its wild gyrations between 1975 and 1982, there was a select group of stocks that was oblivious to the stock market's wild swings and instead slowly trended higher. Back then, about 15% of the stock market represented an oasis amidst the chaos. These oasis stocks are what we like to refer to as high Alpha stocks, because they tend to be less correlated to the overall stock market and are less vulnerable during the downdrafts.

      Traditionally, small capitalization stocks with lower price-to-earnings ratios have been the least correlated to the overall stock market. Small capitalization stocks may represent the best oasis in the upcoming months, especially since many thinly traded small capitalization stocks are poised to surge on any significant increase in trading volume. Fundamentally, small capitalization stocks have weathered the economic downturn better than many large capitalization stocks, but due to persistent stock market outflows, they have performed poorly due to liquidity concerns.

EVENTS THAT COULD STIMULATE THE STOCK MARKET

      Overall, we believe that investors should prepare for the worst possible environment (wild oscillations) and hope for the best (the elimination of the double taxation on dividends). We would not be surprised if we get a mix of the two possible stock market scenarios outlined above. The biggest problem is that the stock market has erratic flow of funds. After several months of persistent and record outflows, the stock market finally had positive mutual fund inflows in November. We are now at the seasonally strong time of year when new pension contributions will likely result in steady inflows through mid-April. However, what the stock market really needs is a watershed event that will cause money to pour in and propel stocks higher for several months.

      In our opinion, the most likely watershed event that will propel the stock market higher will be the dividend tax relief that the new Congress may pass in the upcoming months. Currently, the S&P 500 is approximately 40% undervalued relative to Treasury securities according to most dividend discount models. If there is 50% dividend tax relief for individual investors, the S&P 500 will then be approximately 60% undervalued relative to Treasury securities when federal taxes are taken into consideration. As a result, we can easily envision wave after wave of bond investors jumping back into the stock market seeking out strong cash flow companies with predictable high dividend yields.

      Another possible watershed event would be military action against Iraq, which would remove much of the uncertainty that has been plaguing the overall market. After the Gulf War commenced twelve years ago, growth stocks surged dramatically in just three months. The same thing could easily happen again, because the U.S. dollar would likely surge (out of respect for U.S. military technology) and foreign investors would likely return to the U.S. seeking the appreciation of the U.S. dollar.

      There are some other factors that could stimulate the stock market other than dividend tax relief and military action against Iraq. Corporate earnings are expected to continue to improve during the next two quarters due to favorable year over year comparisons. Bond yields could spike higher like they did on October 9th, which would cause panicked bond investors to return to the stock market. Finally, there could be clear evidence that the U.S. economy has turned the corner for good and will be growing for the foreseeable future.

      It will also be interesting to see if the Federal Reserve Board will be able to stimulate the U.S. economy any further. The Adjusted Monetary Base, the most predictable money supply indicator, continues to grow steadily. In essence, the Adjusted Monetary Base is indicating that the Federal Reserve Board has been successful in pumping money into the U.S. economy through lower interest rates, home refinancing activity, etc. The problem is that the "velocity of money", which measures how fast money changes hands, has decelerated as the average consumer has become increasingly cautious in the past few months.

      The obvious answer is that it is time for the Bush Administration and the new Congress to stimulate the U.S. economy. It is scary to count on politicians to fix the U.S. economy and the stock market, but that is the exact predicament that we are in at the present time. Fortunately, the Bush Administration appears to be just as focused on fixing the U.S. economy as they have been focused on disarming Iraq. We are confident that both the Bush Administration and the new Congress will act swiftly in the upcoming months.

      We believe that 2003 should end up as one of the strongest years ever for the fundamentally superior stocks that we favor.

      Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671 or visit our web site at www.navellierperformancefunds.com, where we invite you to take advantage of our complimentary weekly market commentary service, Marketmail*.

Sincerely,

/s/ Louis G. Navellier
LOUIS G. NAVELLIER

/s/ Alan Alpers
ALAN ALPERS

 * There is no guarantee that the opinions expressed in this newsletter will come to pass.

This material has been preceded by a Navellier Performance Funds prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. It is considered to be representative of the large cap market in general.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index contains those Russell 1000 securities with a less-than-average growth orientation.

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

These indices are considered representative of pertinent market sectors in general. None are investment products available for sale.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002

               AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 111.5%
AUDIO AND VIDEO PRODUCTS -- 7.8%
   135,300  Applied Films Corp.*           $    2,704,646
                                           --------------
AUTOMOTIVE -- 4.4%
   100,000  Nissan Motor Co., Ltd.              1,538,000
                                           --------------
CASINOS AND GAMING -- 3.7%
    75,000  Alliance Gaming Corp.*              1,277,250
                                           --------------
CHEMICALS -- 3.6%
    25,000  Ecolab, Inc.                        1,237,500
                                           --------------
COMPUTER EQUIPMENT -- 24.2%
   349,000  CompuCom Systems, Inc.*             1,957,890
   200,000  Cray, Inc.*                         1,534,000
    50,000  Imation Corp.*                      1,754,000
    60,000  Neoware Systems, Inc.*                894,600
   105,000  Pinnacle Systems, Inc.*             1,429,050
    40,000  SanDisk Corp.*                        812,000
                                           --------------
                                                8,381,540
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 14.2%
    30,000  Cognizant Technology
              Solutions Corp.*                  2,166,900
    25,000  Pixar, Inc.*                        1,324,750
    50,000  United Online, Inc.*                  797,050
   100,000  Western Digital Corp.*                639,000
                                           --------------
                                                4,927,700
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 2.4%
    15,000  Hotels.com*                           819,450
                                           --------------
ELECTRONICS -- 4.8%
    60,000  Energizer Holdings, Inc.*           1,674,000
                                           --------------
INSURANCE -- 6.0%
    60,000  SAFECO Corp.                        2,080,200
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 7.2%
    50,000  Immucor, Inc.*                      1,012,500
    30,000  Varian Medical Systems, Inc.*       1,488,000
                                           --------------
                                                2,500,500
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
OIL AND GAS SERVICES -- 4.1%
    45,000  Patina Oil & Gas Corp.*        $    1,424,250
                                           --------------
PHARMACEUTICALS -- 2.3%
    50,000  Amylin Pharmaceuticals, Inc.*         807,000
                                           --------------
RETAIL -- 3.2%
    65,000  PETsMART, Inc.*                     1,113,450
                                           --------------
SEMICONDUCTORS AND RELATED -- 7.9%
   150,000  Integrated Circuit Systems,
              Inc.*                             2,737,500
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 12.9%
    75,000  Inter-Tel, Inc.                     1,568,250
   100,000  InterDigital Communications
              Corp.*                            1,456,000
    75,000  j2 Global Communications,
              Inc.*                             1,428,000
                                           --------------
                                                4,452,250
                                           --------------
TRANSPORTATION -- 2.8%
    25,000  Ryanair Holdings PLC ADR*             979,000
                                           --------------
TOTAL COMMON STOCKS
  (COST $39,754,609)                           38,654,236
                                           --------------

MONEY MARKET FUNDS -- 19.9%
 6,912,579  FBR Fund for Government
              Investors
              (Cost $6,912,579)                 6,912,579
                                           --------------
TOTAL INVESTMENTS -- 131.4%
  (COST $46,667,188)                           45,566,815
Liabilities in Excess of Other
  Assets -- (31.4)%                           (10,882,330)
                                           --------------
NET ASSETS -- 100.0%                       $   34,684,485
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               MID CAP GROWTH PORTFOLIO
-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 95.6%
APPAREL -- 3.8%
   175,400  Coach, Inc.*                 $    5,774,168
                                         --------------
AUTOMOTIVE -- 3.2%
    67,200  AutoZone, Inc.*                   4,747,680
                                         --------------
BANKING -- 6.0%
   300,000  Hudson City Bancorp, Inc.         5,589,000
   101,000  North Fork Bancorporation,
              Inc.                            3,407,740
                                         --------------
                                              8,996,740
                                         --------------
COMPUTER EQUIPMENT -- 5.0%
    73,000  CDW Computer Centers, Inc.*       3,201,050
    72,000  Lexmark International,
              Inc.*                           4,356,000
                                         --------------
                                              7,557,050
                                         --------------
COMPUTER SOFTWARE AND SERVICES -- 22.4%
   196,400  Adobe Systems, Inc.               4,892,324
   275,000  Cognos, Inc.*                     6,448,750
    97,800  Electronic Arts, Inc.*            4,867,506
    74,000  Intuit, Inc.*                     3,472,080
    85,000  Mercury Interactive Corp          2,520,250
    96,400  Pixar, Inc.*                      5,108,236
   157,000  Symantec Corp.*                   6,350,650
                                         --------------
                                             33,659,796
                                         --------------
CONSUMER PRODUCTS AND SERVICES -- 11.4%
   125,000  Apollo Group, Inc.*               5,500,000
    65,000  Expedia, Inc.*                    4,350,463
    84,000  Hotels.com*                       4,588,920
    72,000  Westwood One, Inc.*               2,689,920
                                         --------------
                                             17,129,303
                                         --------------
ELECTRONICS -- 5.8%
   300,000  American Power Conversion
              Corp.*                          4,545,000
   148,000  Energizer Holdings, Inc.*         4,129,200
                                         --------------
                                              8,674,200
                                         --------------
FINANCIAL SERVICES -- 2.8%
   100,000  Moody's Corp.                     4,129,000
                                         --------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.2%
    97,000  Gilead Sciences, Inc.*            3,298,000
                                         --------------
MANUFACTURING -- 1.5%
    37,000  ITT Industries, Inc.              2,245,530
                                         --------------

-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
-------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 8.2%
    90,000  DENTSPLY International,
              Inc.                       $    3,351,510
    90,000  Oxford Health Plans, Inc.*        3,280,500
    71,000  Patterson Dental Co.*             3,105,540
    50,500  Varian Medical Systems,
              Inc.*                           2,504,800
                                         --------------
                                             12,242,350
                                         --------------
MEDICAL SPECIALTIES -- 2.0%
    93,000  Lincare Holdings, Inc.*           2,940,660
                                         --------------
OIL AND GAS SERVICES -- 3.3%
    47,000  Apache Corp.                      2,678,530
    49,000  Devon Energy Corp.                2,249,100
                                         --------------
                                              4,927,630
                                         --------------
RETAIL -- 11.1%
   175,000  Amazon.com, Inc.*                 3,305,750
    90,000  Michaels Stores, Inc.*            2,817,000
   225,000  PETsMART, Inc.*                   3,854,250
    49,500  Ross Stores, Inc.                 2,098,305
   170,000  Williams-Sonoma, Inc.*            4,615,500
                                         --------------
                                             16,690,805
                                         --------------
SEMICONDUCTORS AND RELATED -- 4.7%
   306,100  NVIDIA Corp.*                     3,523,211
   103,000  QLogic Corp.*                     3,554,530
                                         --------------
                                              7,077,741
                                         --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 2.2%
    75,000  L-3 Communications
              Holdings, Inc.*                 3,368,250
                                         --------------
TOTAL COMMON STOCKS
  (COST $142,813,621)                       143,458,903
                                         --------------

MONEY MARKET FUNDS -- 1.5%
 2,229,071  FBR Fund for Government
              Investors
              (Cost $2,229,071)               2,229,071
                                         --------------
TOTAL INVESTMENTS -- 97.1%
  (COST $145,042,692)                       145,687,974
Other Assets Less Liabilities -- 2.9%         4,327,324
                                         --------------
NET ASSETS -- 100.0%                     $  150,015,298
                                         ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

            AGGRESSIVE MICRO CAP PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 96.8%
AEROSPACE/DEFENSE -- 3.3%
    12,000  InVision Technologies, Inc.*   $    316,320
                                           ------------
APPAREL -- 3.1%
    16,500  Pacific Sunwear of
              California, Inc.*                 291,885
                                           ------------
AUTOMOTIVE -- 1.8%
    15,000  Spartan Motors, Inc.*               170,700
                                           ------------
BUILDING AND CONSTRUCTION -- 2.3%
     7,000  Hovnanian Enterprises, Inc.*        221,900
                                           ------------
BUSINESS SERVICES -- 3.0%
    11,000  Pre-Paid Legal Services,
              Inc.*                             288,200
                                           ------------
CASINOS AND GAMING -- 5.6%
    13,700  Alliance Gaming Corp.*              233,311
    22,000  Monarch Casino & Resort,
              Inc.*                             302,060
                                           ------------
                                                535,371
                                           ------------
CHEMICALS -- 3.9%
    20,000  A. Schulman, Inc.                   372,200
                                           ------------
COMPUTER EQUIPMENT -- 11.5%
    44,000  Cray, Inc.*                         337,480
    21,300  Neoware Systems, Inc.*              317,583
    21,500  Pinnacle Systems, Inc.*             292,615
    22,500  Western Digital Corp.*              143,775
                                           ------------
                                              1,091,453
                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 5.2%
    50,000  Pervasive Software, Inc.*           206,000
    15,000  Verisity Ltd.*                      285,900
                                           ------------
                                                491,900
                                           ------------
ELECTRONICS -- 4.4%
    10,000  Benchmark Electronics, Inc.*        286,600
    28,600  Sonic Solutions*                    143,000
                                           ------------
                                                429,600
                                           ------------
ENGINEERING AND CONSULTING
  SERVICES -- 7.8%
     5,000  EMCOR Group, Inc.*                  265,050
    11,700  FTI Consulting, Inc.*               469,755
                                           ------------
                                                734,805
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 3.7%
    10,000  Panera Bread Co.*                   348,100
                                           ------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.9%
    20,000  American Medical Security
              Group, Inc.*                      279,600
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
INSURANCE -- 2.4%
     5,500  Hilb, Rogal and Hamilton Co.   $    224,950
                                           ------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 5.6%
    20,000  Hanger Orthopedic Group,
              Inc.*                             263,000
    13,000  Immucor, Inc.*                      263,250
                                           ------------
                                                526,250
                                           ------------
METALS AND MINING -- 2.8%
    10,500  Royal Gold, Inc.                    261,671
                                           ------------
OIL AND GAS SERVICES -- 2.9%
    11,000  Oceaneering International,
              Inc.*                             272,140
                                           ------------
PHARMACEUTICALS -- 5.1%
    23,400  Chattem, Inc.*                      480,870
                                           ------------
REAL ESTATE -- 2.5%
    13,500  Fidelity National Information
              Solutions, Inc.*                  232,875
                                           ------------
RESTAURANTS -- 7.2%
    15,000  Landry's Restaurants, Inc.          318,600
    10,000  P.F. Chang's China Bistro,
              Inc.*                             363,000
                                           ------------
                                                681,600
                                           ------------
RETAIL -- 2.7%
    10,000  Fred's, Inc.                        257,000
                                           ------------
SEMICONDUCTORS AND RELATED -- 2.3%
    14,000  Artisan Components, Inc.*           216,020
                                           ------------
UTILITIES -- 4.8%
    13,500  Denbury Resources, Inc.*            152,550
     8,000  UGI Corp.                           299,120
                                           ------------
                                                451,670
                                           ------------
TOTAL COMMON STOCKS
  (COST $8,628,008)                           9,177,080
                                           ------------

MONEY MARKET FUNDS -- 3.4%
   325,453  FBR Fund for Government
              Investors
              (Cost $325,453)                   325,453
                                           ------------
TOTAL INVESTMENTS -- 100.2%
  (COST $8,953,461)                           9,502,533
Liabilities in Excess of Other
  Assets -- (0.2)%                              (21,351)
                                           ------------
NET ASSETS -- 100.0%                       $  9,481,182
                                           ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 97.5%
APPAREL -- 6.2%
     7,870  Kellwood Co.                   $    204,620
     7,180  Quicksilver, Inc.*                  191,419
                                           ------------
                                                396,039
                                           ------------
BANKING -- 4.0%
     9,500  Community First Bankshares,
              Inc.                              251,370
                                           ------------
BUILDING AND CONSTRUCTION -- 2.1%
    15,780  USG Corp.*                          133,341
                                           ------------
CASINOS AND GAMING -- 1.5%
     6,650  Boyd Gaming Corp.*                   93,432
                                           ------------
CHEMICALS -- 4.2%
    17,600  RPM International, Inc.             268,928
                                           ------------
COMPUTER EQUIPMENT -- 11.4%
     9,600  Avocent Corp.*                      213,312
    35,200  CompuCom Systems, Inc.*             197,472
     9,000  Imation Corp.*                      315,720
                                           ------------
                                                726,504
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 13.6%
     9,500  Blyth, Inc.                         254,220
    44,890  MPS Group, Inc.*                    248,691
    15,000  Nu Skin Enterprises, Inc.           179,550
     7,000  Regis Corp.                         181,930
                                           ------------
                                                864,391
                                           ------------
ENERGY EQUIPMENT & SERVICES -- 4.7%
    19,150  Headwaters, Inc.*                   297,016
                                           ------------
FINANCIAL SERVICES -- 1.6%
     6,000  Charter Municipal Mortgage
              Acceptance Co.                    104,220
                                           ------------
FOOD, BEVERAGE, AND TOBACCO -- 1.2%
     3,250  Sensient Technologies Corp.          73,028
                                           ------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.4%
    17,700  US Oncology, Inc.*                  153,459
                                           ------------
INDUSTRIAL GAS AND SERVICES -- 7.2%
    18,400  AirGas, Inc.*                       317,400
     5,260  Hughes Supply, Inc.                 143,703
                                           ------------
                                                461,103
                                           ------------
MEDICAL EQUIPMENT AND SUPPLIES -- 3.8%
    11,480  Hanger Orthopedic Group,
              Inc.*                             150,962
     2,300  Pediatrix Medical Group,
              Inc.*                              92,138
                                           ------------
                                                243,100
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.9%
    37,000  OfficeMax, Inc.*               $    185,000
                                           ------------
PAPER AND PACKAGING -- 2.2%
    17,700  Crown Cork & Seal Company,
              Inc.*                             140,715
                                           ------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
    25,650  MFA Mortgage Investments,
              Inc.                              215,460
                                           ------------
RESTAURANTS -- 3.8%
     5,700  Lone Star Steakhouse &
              Saloon, Inc.                      110,238
     4,780  RARE Hospitality
              International, Inc.*              132,024
                                           ------------
                                                242,262
                                           ------------
RETAIL -- 10.5%
     6,700  Gart Sports Co.*                    129,645
    10,040  ShopKo Stores, Inc.*                124,998
    18,000  The Sports Authority, Inc.*         126,000
     7,600  Tractor Supply Co.*                 285,760
                                           ------------
                                                666,403
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 6.8%
     5,700  ADTRAN, Inc.*                       187,530
    11,600  Inter-Tel, Inc.                     242,556
                                           ------------
                                                430,086
                                           ------------
WASTE MANAGEMENT SERVICES -- 4.0%
     6,600  Waste Connections, Inc.*            254,826
                                           ------------
TOTAL COMMON STOCKS
  (COST $5,945,992)                           6,200,683
                                           ------------

MONEY MARKET FUNDS -- 2.2%
   141,355  FBR Fund for Government
              Investors
              (Cost $141,355)                   141,355
                                           ------------
TOTAL INVESTMENTS -- 99.7%
  (COST $6,087,347)                           6,342,038
Other Assets Less Liabilities -- 0.3%            20,954
                                           ------------
NET ASSETS -- 100.0%                       $  6,362,992
                                           ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 92.0%
APPAREL -- 1.0%
     3,100  Nike, Inc.                     $      137,857
                                           --------------
AUTOMOTIVE -- 2.8%
    24,800  Nissan Motor Co., Ltd.                381,424
                                           --------------
COMPUTER EQUIPMENT -- 16.3%
    23,875  Cisco Systems, Inc.                   312,762
    28,500  Dell Computer Corp.*                  762,090
    15,100  Emulex Corp.*                         280,105
    18,375  Hewlett-Packard Co.                   318,990
     7,500  International Business
              Machines Corp.                      581,250
                                           --------------
                                                2,255,197
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 12.2%
    12,275  First Data Corp.                      434,658
    10,875  Intuit, Inc.*                         510,255
     8,350  Microsoft Corp.*                      431,695
    19,325  Yahoo! Inc.*                          315,964
                                           --------------
                                                1,692,572
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 7.2%
    10,000  The Clorox Co.                        412,500
     8,550  eBay, Inc.*                           579,861
                                           --------------
                                                  992,361
                                           --------------
ENTERTAINMENT -- 3.2%
    17,125  Fox Entertainment Group,
              Inc.*                               444,051
                                           --------------
FINANCIAL SERVICES -- 5.2%
     6,900  SLM Corp.                             716,634
                                           --------------
FOOD, BEVERAGE AND TOBACCO -- 4.1%
     8,775  Sysco Corp.                           261,407
     5,500  Wm. Wrigley Jr. Co.                   301,840
                                           --------------
                                                  563,247
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 6.2%
     4,825  Forest Laboratories, Inc.*            473,912
     7,200  Johnson & Johnson                     386,712
                                           --------------
                                                  860,624
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
INSURANCE -- 5.9%
    10,550  The Allstate Corp.*            $      390,244
     8,700  The Progressive Corp.                 431,781
                                           --------------
                                                  822,025
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 2.2%
     4,550  Stryker Corp.                         305,396
                                           --------------
RECREATIONAL PRODUCTS -- 2.8%
     8,500  Harley-Davidson, Inc.                 392,700
                                           --------------
RETAIL -- 11.6%
     7,975  Bed Bath & Beyond, Inc.*              275,377
     4,050  Kohl's Corp.*                         226,598
     6,700  Lowe's Companies, Inc.                251,250
    19,000  The TJX Companies, Inc.               370,880
     9,500  Wal-Mart Stores, Inc.                 479,845
                                           --------------
                                                1,603,950
                                           --------------
SEMICONDUCTORS AND RELATED -- 3.6%
    37,700  Applied Materials, Inc.*              491,231
                                           --------------
TELECOMUNICATION, EQUIPMENT AND SERVICES -- 7.7%
    42,275  Nextel Communications, Inc.*          488,276
    15,900  QUALCOMM, Inc.*                       578,601
                                           --------------
                                                1,066,877
                                           --------------
TOTAL COMMON STOCKS (COST $13,607,620)
                                               12,726,146
                                           --------------

MONEY MARKET FUNDS -- 8.6%
 1,189,273  FBR Fund for Government
              Investors
              (Cost $1,189,273)                 1,189,273
                                           --------------
TOTAL INVESTMENTS -- 100.6%
  (COST $14,796,893)                           13,915,419
Liabilities in Excess of Other
  Assets -- (0.6)%                                (83,955)
                                           --------------
NET ASSETS -- 100.0%                       $   13,831,464
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
December 31, 2002 (continued)

               LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 89.5%
CHEMICALS -- 4.7%
       795  PPG Industries, Inc.           $     39,869
                                           ------------
COMPUTER EQUIPMENT -- 4.5%
     2,200  Hewlett-Packard Co.                  38,192
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 4.9%
     1,200  Eastman Kodak Co.                    42,048
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 13.5%
       810  Anheuser-Busch Companies,
              Inc.                               39,204
     1,100  ConAgra Foods, Inc.                  27,511
       500  Dean Foods Co.*                      18,550
     1,350  Sara Lee Corp.                       30,388
                                           ------------
                                                115,653
                                           ------------
INDUSTRIAL SERVICES -- 4.0%
     1,600  Republic Services, Inc.*             33,568
                                           ------------
INSURANCE -- 8.8%
     1,345  AFLAC, Inc.                          40,511
       700  The Progressive Corp.                34,741
                                           ------------
                                                 75,252
                                           ------------
MAJOR BANKS -- 9.5%
     1,590  KeyCorp                              39,973
     1,650  SouthTrust Corp.                     41,003
                                           ------------
                                                 80,976
                                           ------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.6%
     1,225  Staples, Inc.*                       22,418
                                           ------------
OIL AND GAS SERVICES -- 9.6%
       500  Burlington Resources, Inc.           21,325
       855  ConocoPhillips                       41,373
       700  Occidental Petroleum Corp.           19,915
                                           ------------
                                                 82,613
                                           ------------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
REGIONAL BANKS -- 13.3%
     1,600  Marshall & Illsley Corp.       $     43,808
     1,950  National Commerce Financial
              Corp.                              46,507
       700  North Fork Bancorporation,
              Inc.                               23,618
                                           ------------
                                                113,933
                                           ------------
SAVINGS BANKS -- 7.0%
       300  Golden West Financial Corp.          21,543
       500  New York Community Bancorp,
              Inc.                               14,440
     1,715  Sovereign Bancorp, Inc.              24,096
                                           ------------
                                                 60,079
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 3.8%
     1,100  CenturyTel, Inc.                     32,318
                                           ------------
UTILITIES -- 3.3%
       450  DTE Energy Co.                       20,880
       250  The Southern Co.                      7,098
                                           ------------
                                                 27,978
                                           ------------
TOTAL COMMON STOCKS
  (COST $786,754)                               764,897
                                           ------------

MONEY MARKET FUNDS -- 4.8%
    40,900  FBR Fund for Government
              Investors (Cost $40,900)           40,900
                                           ------------
TOTAL INVESTMENTS -- 94.3%
  (COST $827,654)                               805,797
Other Assets Less Liabilities -- 5.7%            48,690
                                           ------------
NET ASSETS -- 100.0%                       $    854,487
                                           ============

------------------------------

* Non-income producing

ADR American Depository Receipts

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                            AGGRESSIVE       MID CAP       AGGRESSIVE
                                                              GROWTH         GROWTH        MICRO CAP
                                                            PORTFOLIO       PORTFOLIO      PORTFOLIO
 ASSETS
   Securities at Value* (Note 1).........................  $ 45,566,815   $ 145,687,974   $  9,502,533
   Investment Income Receivable (Note 1).................         7,132          15,524          4,061
   Receivable for Securities Sold (Note 1)...............       300,317              --             --
   Receivable for Shares Sold............................        89,954       5,400,485          1,777
   Other Assets..........................................         1,812              --             --
                                                           ------------   -------------   ------------
     Total Assets........................................    45,966,030     151,103,983      9,508,371
                                                           ------------   -------------   ------------
 LIABILITIES
   Investment Advisory Fee Payable (Note 2)..............        28,494         111,556          6,932
   Administrative Fee Payable (Note 2)...................         8,481          13,280          2,063
   Payable for Securities Purchased (Note 1).............     3,746,476              --             --
   Payable for Shares Redeemed...........................     7,492,724         944,180         16,892
   Distribution Fees Payable (Note 4)....................           282             909             65
   Other Liabilities.....................................         5,088          18,760          1,237
                                                           ------------   -------------   ------------
     Total Liabilities...................................    11,281,545       1,088,685         27,189
                                                           ------------   -------------   ------------
 NET ASSETS..............................................  $ 34,684,485   $ 150,015,298   $  9,481,182
                                                           ============   =============   ============
 NET ASSETS CONSIST OF:
   Paid-in Capital applicable to:
     Regular Class.......................................  $ 61,836,209   $ 225,163,637   $ 20,902,478
     I Class.............................................            --      26,407,497             --
   Accumulated Net Realized Loss on Investments..........   (26,051,351)   (102,201,118)   (11,970,368)
   Net Unrealized Appreciation (Depreciation) of
     Investments.........................................    (1,100,373)        645,282        549,072
                                                           ------------   -------------   ------------
 NET ASSETS..............................................  $ 34,684,485   $ 150,015,298   $  9,481,182
                                                           ============   =============   ============
   Regular Class.........................................  $ 34,684,485   $ 136,836,373   $  9,481,182
                                                           ============   =============   ============
   I Class...............................................  $         --   $  13,178,925   $         --
                                                           ============   =============   ============
 SHARES OUTSTANDING
   Regular Class.........................................     3,868,381       7,889,745        530,856
                                                           ============   =============   ============
   I Class...............................................            --         750,722             --
                                                           ============   =============   ============
 NET ASSET VALUE PER SHARE:
   Regular Class.........................................  $       8.97   $       17.34   $      17.86
                                                           ============   =============   ============
   I Class...............................................  $         --   $       17.56   $         --
                                                           ============   =============   ============
 --------------------------------------------------------
 * The Cost of Securities at Value is $46,667,188, $145,042,692, and $8,953,461, respectively

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                              SMALL CAP      LARGE CAP       LARGE CAP
                                                                VALUE          GROWTH          VALUE
                                                              PORTFOLIO      PORTFOLIO       PORTFOLIO
 ASSETS
   Securities at Value* (Note 1)...........................  $ 6,342,038    $ 13,915,419    $   805,797
   Investment Income Receivable
     (Note 1)..............................................       10,577           7,123          1,328
   Receivable for Securities Sold
     (Note 1)..............................................           --              --        232,869
   Receivable for Shares Sold..............................       17,378             592             --
   Other Assets............................................           --              --             --
                                                             -----------    ------------    -----------
     Total Assets..........................................    6,369,993      13,923,134      1,039,994
                                                             -----------    ------------    -----------
 LIABILITIES
   Investment Advisory Fee Payable (Note 2)................        4,713          10,102            558
   Administrative Fee Payable (Note 2).....................        1,403           3,006            186
   Payable for Securities Purchased (Note 1)...............           --              --        184,608
   Payable for Shares Redeemed.............................           --          76,662             37
   Distribution Fees Payable (Note 4)......................           43              96              6
   Other Liabilities.......................................          842           1,804            112
                                                             -----------    ------------    -----------
     Total Liabilities.....................................        7,001          91,670        185,507
                                                             -----------    ------------    -----------
 NET ASSETS................................................  $ 6,362,992    $ 13,831,464    $   854,487
                                                             ===========    ============    ===========
 NET ASSETS CONSIST OF:
   Paid-in Capital.........................................  $ 7,313,498    $ 35,591,483    $ 1,339,248
   Undistributed Net Investment Income.....................          292              --             39
   Accumulated Net Realized Loss on Investments............   (1,205,489)    (20,878,545)      (462,943)
   Net Unrealized Appreciation (Depreciation) of
     Investments...........................................      254,691        (881,474)       (21,857)
                                                             -----------    ------------    -----------
 NET ASSETS................................................  $ 6,362,992    $ 13,831,464    $   854,487
                                                             ===========    ============    ===========
 SHARES OUTSTANDING........................................      634,299       1,134,468        121,578
                                                             ===========    ============    ===========
 NET ASSET VALUE PER SHARE.................................  $     10.03    $      12.19    $      7.03
                                                             ===========    ============    ===========
 ----------------------------------------------------------
 * The Cost of Securities at Value is $6,087,347, $14,796,893, and $827,654, respectively.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                            AGGRESSIVE       MID CAP       AGGRESSIVE
                                                              GROWTH          GROWTH        MICRO CAP
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).....................................  $     24,504    $     93,216    $     6,700
   Dividends (Note 1)....................................       241,059         829,935         29,474
                                                           ------------    ------------    -----------
     Total Investment Income.............................       265,563         923,151         36,174
                                                           ------------    ------------    -----------
 EXPENSES
   Investment Advisory Fee (Note 2)......................       469,643       1,436,452        104,681
   Administrative Fee (Note 2)...........................       139,775         171,006         31,155
   Distribution Plan Fees -- Regular Class (Note 4)......       139,775         390,951         31,155
   Transfer Agent and Custodian Fee (Note 3).............       109,577         295,573         53,250
   Shareholder Reports and Notices.......................        27,189         101,382         12,858
   Registration Fees.....................................        17,717          36,806         16,970
   Insurance Fees........................................        13,634          43,547          3,549
   Audit Fees............................................         9,600           9,600          9,600
   Trustees' Fees and Expenses (Note 2)..................         7,143           7,143          7,143
   Legal Fees............................................         6,454           6,454          6,454
   Other Expenses........................................           954           2,194            675
                                                           ------------    ------------    -----------
     Total Expenses......................................       941,461       2,501,108        277,490
     Less Expenses Reimbursed by Investment Adviser (Note
       2)................................................      (108,403)       (260,815)       (91,806)
                                                           ------------    ------------    -----------
       Net Expenses......................................       833,058       2,240,293        185,684
                                                           ------------    ------------    -----------
 NET INVESTMENT LOSS.....................................      (567,495)     (1,317,142)      (149,510)
                                                           ------------    ------------    -----------
 Net Realized Loss on Investment Transactions............   (14,665,365)    (27,246,203)      (702,835)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...........................................    (9,354,201)    (16,552,887)    (2,154,931)
                                                           ------------    ------------    -----------
 NET LOSS ON INVESTMENTS.................................   (24,019,566)    (43,799,090)    (2,857,766)
                                                           ------------    ------------    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $(24,587,061)   $(45,116,232)   $(3,007,276)
                                                           ============    ============    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                SMALL CAP      LARGE CAP     LARGE CAP
                                                                  VALUE         GROWTH         VALUE
                                                                PORTFOLIO      PORTFOLIO     PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $     4,161    $     5,063    $     628
   Dividends (Note 1)........................................       88,801        103,515       14,235
                                                               -----------    -----------    ---------
     Total Investment Income.................................       92,962        108,578       14,863
                                                               -----------    -----------    ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................       54,359        135,879        6,792
   Administrative Fee (Note 2)...............................       16,178         40,440        2,264
   Distribution Plan Fees (Note 4)...........................       16,178         40,440        2,264
   Transfer Agent and Custodian Fee (Note 3).................       48,902         58,163       42,989
   Organizational Expense (Note 1)...........................       18,360         18,360       18,360
   Registration Fees.........................................       16,410         16,410       16,327
   Audit Fees................................................        9,600          9,600        9,600
   Trustees' Fees and Expenses (Note 2)......................        7,143          7,143        7,143
   Legal Fees................................................        6,454          6,454        6,454
   Shareholder Reports and Notices...........................        4,417         15,569        1,463
   Insurance Fees............................................          782          5,458          244
   Other Expenses............................................          305            874          298
                                                               -----------    -----------    ---------
     Total Expenses..........................................      199,088        354,790      114,198
     Less Expenses Reimbursed by Investment Adviser (Note
       2)....................................................     (102,666)      (113,766)    (101,520)
                                                               -----------    -----------    ---------
       Net Expenses..........................................       96,422        241,024       12,678
                                                               -----------    -----------    ---------
 NET INVESTMENT INCOME (LOSS)................................       (3,460)      (132,446)       2,185
                                                               -----------    -----------    ---------
 Net Realized Loss on Investment Transactions................   (1,205,489)    (2,363,379)    (167,920)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................      (73,928)    (2,449,986)     (31,934)
                                                               -----------    -----------    ---------
 NET LOSS ON INVESTMENTS.....................................   (1,279,417)    (4,813,365)    (199,854)
                                                               -----------    -----------    ---------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(1,282,877)   $(4,945,811)   $(197,669)
                                                               ===========    ===========    =========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  AGGRESSIVE GROWTH                MID CAP GROWTH
                                                      PORTFOLIO                       PORTFOLIO
                                                 FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                     DECEMBER 31,                   DECEMBER 31,
                                             ----------------------------   -----------------------------
                                                 2002           2001            2002            2001
                                             ------------   -------------   -------------   -------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.....................  $  (567,495)   $    (254,873)  $  (1,317,142)  $    (336,434)
   Net Realized Loss on Investment
     Transactions..........................  (14,665,365)      (9,099,335)    (27,246,203)    (53,679,300)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments...........   (9,354,201)      (2,480,799)    (16,552,887)    (24,508,738)
                                             ------------   -------------   -------------   -------------
     Net Decrease in Net Assets Resulting
       from Operations.....................  (24,587,061)     (11,835,007)    (45,116,232)    (78,524,472)
                                             ------------   -------------   -------------   -------------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Regular Class.......................   60,687,229      150,873,005     120,908,460     221,183,096
       I Class.............................           --               --       6,551,769       5,840,632
   Cost of Shares Redeemed:
       Regular Class.......................  (74,671,466)    (152,927,618)   (108,270,674)   (244,942,950)
       I Class.............................           --               --      (3,779,009)     (9,821,891)
                                             ------------   -------------   -------------   -------------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions...  (13,984,237)      (2,054,613)     15,410,546     (27,741,113)
                                             ------------   -------------   -------------   -------------
     TOTAL DECREASE IN NET ASSETS..........  (38,571,298)     (13,889,620)    (29,705,686)   (106,265,585)
 NET ASSETS -- Beginning of Year...........   73,255,783       87,145,403     179,720,984     285,986,569
                                             ------------   -------------   -------------   -------------
 NET ASSETS -- End of Year.................  $34,684,485    $  73,255,783   $ 150,015,298   $ 179,720,984
                                             ============   =============   =============   =============
 SHARES
   Sold:
       Regular Class.......................    5,314,780       10,975,786       6,132,867       9,035,895
       I Class.............................           --               --         316,788         232,927
   Redeemed:
       Regular Class.......................   (6,643,279)     (11,150,780)     (5,612,684)    (10,129,589)
       I Class.............................           --               --        (191,307)       (413,828)
                                             ------------   -------------   -------------   -------------
     Net Increase (Decrease) in Shares.....   (1,328,499)        (174,994)        645,664      (1,274,595)
                                             ============   =============   =============   =============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   AGGRESSIVE MICRO CAP             SMALL CAP VALUE
                                                         PORTFOLIO                     PORTFOLIO
                                                    FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                       DECEMBER 31,                  DECEMBER 31,
                                                ---------------------------   ---------------------------
                                                    2002           2001           2002           2001
                                                ------------   ------------   ------------   ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)...............  $  (149,510)   $   (130,899)  $    (3,460)   $     9,389
   Net Realized Gain (Loss) on Investment
     Transactions.............................     (702,835)     (5,675,002)   (1,205,489)       441,104
   Change in Net Unrealized Appreciation/
     Depreciation of Investments..............   (2,154,931)      1,785,959       (73,928)        28,298
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations..............   (3,007,276)     (4,019,942)   (1,282,877)       478,791
                                                -----------    ------------   -----------    -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income.................           --              --        (5,140)       (16,426)
   From Net Realized Gain.....................           --              --      (287,283)            --
                                                -----------    ------------   -----------    -----------
     Total Distributions to Shareholders......           --              --      (292,423)       (16,426)
                                                -----------    ------------   -----------    -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares..........    4,633,641      44,845,031     8,001,268      9,463,455
   Reinvestment of Distributions..............           --              --       284,510         16,243
   Cost of Shares Redeemed....................   (8,687,893)    (53,473,862)   (5,121,474)    (7,132,274)
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions......   (4,054,252)     (8,628,831)    3,164,304      2,347,424
                                                -----------    ------------   -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET
       ASSETS.................................   (7,061,528)    (12,648,773)    1,589,004      2,809,789
 NET ASSETS -- Beginning of Year..............   16,542,710      29,191,483     4,773,988      1,964,199
                                                -----------    ------------   -----------    -----------
 NET ASSETS -- End of Year....................  $ 9,481,182    $ 16,542,710   $ 6,362,992    $ 4,773,988
                                                ===========    ============   ===========    ===========
 SHARES
   Sold.......................................      208,373       2,038,514       644,892        838,962
   Issued in Reinvestment of Distributions....           --              --        28,371          1,325
   Redeemed...................................     (393,751)     (2,402,343)     (429,419)      (630,425)
                                                -----------    ------------   -----------    -----------
     Net Increase (Decrease) in Shares........     (185,378)       (363,829)      243,844        209,862
                                                ===========    ============   ===========    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP GROWTH             LARGE CAP VALUE
                                                            PORTFOLIO                    PORTFOLIO
                                                       FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                           DECEMBER 31,                DECEMBER 31,
                                                    --------------------------   -------------------------
                                                       2002           2001          2002          2001
                                                    -----------   ------------   -----------   -----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)...................  $  (132,446)  $   (162,473)  $     2,185   $     6,011
   Net Realized Loss on Investment Transactions...   (2,363,379)   (14,555,778)     (167,920)     (159,534)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments..................   (2,449,986)     4,237,420       (31,934)      (28,830)
                                                    -----------   ------------   -----------   -----------
     Net Decrease in Net Assets Resulting from
       Operations.................................   (4,945,811)   (10,480,831)     (197,669)     (182,353)
                                                    -----------   ------------   -----------   -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income.....................           --             --        (4,184)       (8,810)
                                                    -----------   ------------   -----------   -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares..............    6,490,743     27,238,340     1,419,443     2,375,536
   Reinvestment of Distributions..................           --             --         4,153         8,753
   Cost of Shares Redeemed........................   (8,548,293)   (39,991,036)   (1,325,292)   (2,433,678)
                                                    -----------   ------------   -----------   -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions..........   (2,057,550)   (12,752,696)       98,304       (49,389)
                                                    -----------   ------------   -----------   -----------
     TOTAL DECREASE IN NET ASSETS.................   (7,003,361)   (23,233,527)     (103,549)     (240,552)
 NET ASSETS -- Beginning of Year..................   20,834,825     44,068,352       958,036     1,198,588
                                                    -----------   ------------   -----------   -----------
 NET ASSETS -- End of Year........................  $13,831,464   $ 20,834,825   $   854,487   $   958,036
                                                    ===========   ============   ===========   ===========
 SHARES
   Sold...........................................      469,930      1,619,400       172,338       245,897
   Issued in Reinvestment of Distributions........           --             --           590           982
   Redeemed.......................................     (588,022)    (2,395,090)     (159,167)     (255,013)
                                                    -----------   ------------   -----------   -----------
     Net Increase (Decrease) in Shares............     (118,092)      (775,690)       13,761        (8,134)
                                                    ===========   ============   ===========   ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE GROWTH
                                                                      PORTFOLIO
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------
                                                  2002       2001       2000       1999       1998
                                                 -------    -------    -------    -------    -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year........   $14.10     $16.22     $19.01     $14.82     $13.29
                                                 -------    -------    -------    -------    -------
   Income (Loss) from Investment Operations:
     Net Investment Loss.......................    (0.15)     (0.05)     (0.19)     (0.16)     (0.15)
     Net Realized and Unrealized Gain (Loss) on
       Investments.............................    (4.98)     (2.07)      0.59       6.95       1.68
                                                 -------    -------    -------    -------    -------
   Total from Investment Operations............    (5.13)     (2.12)      0.40       6.79       1.53
                                                 -------    -------    -------    -------    -------
 Distributions to Shareholders:
   From Net Realized Gain......................       --         --      (3.19)     (2.60)        --
                                                 -------    -------    -------    -------    -------
   Net Increase (Decrease) in Net Asset
     Value.....................................    (5.13)     (2.12)     (2.79)      4.19       1.53
                                                 -------    -------    -------    -------    -------
   Net Asset Value -- End of Year..............    $8.97     $14.10     $16.22     $19.01     $14.82
                                                 =======    =======    =======    =======    =======
 TOTAL INVESTMENT RETURN.......................   (36.38)%   (13.07)%     3.06%     46.11%     11.51%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).......     1.49%      1.49%      1.49%      1.49%      1.68%
   Expenses Before Reimbursement (Note 2)......     1.69%      1.65%      1.63%      1.68%      1.89%
   Net Investment Loss After Reimbursement
     (Note 2)..................................    (1.02)%    (0.35)%    (1.11)%    (1.00)%    (0.92)%
   Net Investment Loss Before Reimbursement
     (Note 2)..................................    (1.22)%    (0.51)%    (1.26)%    (1.20)%    (1.13)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.....................      517%       535%       376%       702%       237%
   Net Assets at End of Year (in thousands)....  $34,684    $73,256    $87,145    $90,028    $81,404
   Number of Shares Outstanding at End of Year
     (in thousands)............................    3,868      5,197      5,372      4,736      5,491

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MID CAP GROWTH
                                                                     PORTFOLIO
                                                                   REGULAR CLASS
                                               ------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                               ------------------------------------------------------
                                                 2002        2001        2000        1999       1998
                                               --------    --------    --------    --------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year......    $22.47      $30.84      $30.20      $13.65    $12.43
                                               --------    --------    --------    --------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss.....................     (0.16)      (0.05)      (0.25)      (0.08)    (0.06)
     Net Realized and Unrealized Gain (Loss)
       on Investments........................     (4.97)      (8.32)       1.32(A)    17.40      1.59
                                               --------    --------    --------    --------    ------
   Total from Investment Operations..........     (5.13)      (8.37)       1.07       17.32      1.53
                                               --------    --------    --------    --------    ------
 Distributions to Shareholders:
   From Net Realized Gain....................        --          --       (0.43)      (0.77)    (0.31)
                                               --------    --------    --------    --------    ------
   Net Increase (Decrease) in Net Asset
     Value...................................     (5.13)      (8.37)       0.64       16.55      1.22
                                               --------    --------    --------    --------    ------
   Net Asset Value -- End of Year............    $17.34      $22.47      $30.84      $30.20    $13.65
                                               ========    ========    ========    ========    ======
 TOTAL INVESTMENT RETURN.....................    (22.83)%    (27.14)%      3.63%     126.97%    12.31%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).....      1.34%       1.34%       1.34%       1.49%     1.66%
   Expenses Before Reimbursement (Note 2)....      1.49%       1.50%       1.41%       1.69%     2.56%
   Net Investment Loss After Reimbursement
     (Note 2)................................     (0.80)%     (0.19)%     (0.87)%     (1.00)%   (0.38)%
   Net Investment Loss Before Reimbursement
     (Note 2)................................     (0.95)%     (0.35)%     (0.94)%     (1.23)%   (1.27)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...................       170%        261%        196%        208%      211%
   Net Assets at End of Year (in
     thousands)..............................  $136,836    $165,561    $261,040    $137,108    $8,124
   Number of Shares Outstanding at End of
     Year (in thousands).....................     7,890       7,370       8,463       4,540       595
 --------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         MID CAP GROWTH
                                                                           PORTFOLIO
                                                                            I CLASS
                                                               ----------------------------------
                                                                    FOR THE
                                                                  YEARS ENDED          FOR THE
                                                                  DECEMBER 31,       PERIOD ENDED
                                                               ------------------    DECEMBER 31,
                                                                2002       2001         2000*
                                                               -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period....................   $22.65     $30.95       $31.31
                                                               -------    -------      -------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss)............................    (0.09)      0.05        (0.08)
     Net Realized and Unrealized Gain (Loss) on
       Investments...........................................    (5.00)     (8.35)        0.15(A)
                                                               -------    -------      -------
   Total from Investment Operations..........................    (5.09)     (8.30)        0.07
                                                               -------    -------      -------
 Distributions to Shareholders:
   From Net Realized Gain....................................       --         --        (0.43)
                                                               -------    -------      -------
   Net Decrease in Net Asset Value...........................    (5.09)     (8.30)       (0.36)
                                                               -------    -------      -------
   Net Asset Value -- End of Period..........................   $17.56     $22.65       $30.95
                                                               =======    =======      =======
 TOTAL INVESTMENT RETURN.....................................   (22.47)%   (26.82)%       0.31%(B)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).....................     0.99%      0.99%        0.99%(C)
   Expenses Before Reimbursement (Note 2)....................     1.14%      1.15%        1.06%(C)
   Net Investment Income (Loss) After Reimbursement (Note
     2)......................................................    (0.46)%     0.16%       (0.47)%(C)
   Net Investment Loss Before Reimbursement (Note 2).........    (0.61)%    (0.00)%(+)     (0.54)%(C)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...................................      170%       261%         196%
   Net Assets at End of Period (in thousands)................  $13,179    $14,160      $24,947
   Number of Shares Outstanding at End of Period (in
     thousands)..............................................      751        625          806
 ------------------------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
 (B) Total returns for periods of less than one year are not annualized.
 (C) Annualized

 * From Commencement of Operations February 2, 2000.

 (+) The net investment income ratio is less than 0.01%

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE MICRO CAP
                                                                       PORTFOLIO
                                                    ------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------
                                                     2002      2001       2000       1999      1998
                                                    ------    -------    -------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year...........  $23.10    $ 27.03    $ 22.35    $20.42    $20.40
                                                    ------    -------    -------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss..........................   (0.28)     (0.18)     (0.14)    (0.28)    (0.14)
     Net Realized and Unrealized Gain (Loss) on
       Investments................................   (4.96)     (3.75)      5.43(A)   3.27      0.16
                                                    ------    -------    -------    ------    ------
   Total from Investment Operations...............   (5.24)     (3.93)      5.29      2.99      0.02
                                                    ------    -------    -------    ------    ------
 Distributions to Shareholders:
   From Net Realized Gain.........................      --         --      (0.61)    (1.06)       --
                                                    ------    -------    -------    ------    ------
   Net Increase (Decrease) in Net Asset Value.....   (5.24)     (3.93)      4.68      1.93      0.02
                                                    ------    -------    -------    ------    ------
   Net Asset Value -- End of Year.................  $17.86     $23.10     $27.03    $22.35    $20.42
                                                    ======    =======    =======    ======    ======
 TOTAL INVESTMENT RETURN..........................  (22.68)%   (14.54)%    23.82%    14.79%     0.10%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)..........    1.49%      1.49%      1.48%     1.49%     1.51%
   Expenses Before Reimbursement (Note 2).........    2.23%      2.08%      1.84%     2.68%     2.50%
   Net Investment Loss After Reimbursement (Note
     2)...........................................   (1.20)%    (0.72)%    (0.85)%   (1.06)%   (0.71)%
   Net Investment Loss Before Reimbursement (Note
     2)...........................................   (1.94)%    (1.31)%    (1.21)%   (2.24)%   (1.70)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate........................     167%       203%       269%      190%      196%
   Net Assets at End of Year (in thousands).......  $9,481    $16,543    $29,191    $5,869    $9,651
   Number of Shares Outstanding at End of Year (in
     thousands)...................................     531        716      1,080       263       473
 -------------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     SMALL CAP VALUE
                                                                        PORTFOLIO
                                                      ----------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                       2002      2001      2000      1999      1998
                                                      ------    ------    ------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.............  $12.23    $10.88     $9.06     $9.21    $10.12
                                                      ------    ------    ------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss)...................   (0.01)     0.02     (0.04)     0.19      0.07
     Net Realized and Unrealized Gain (Loss) on
       Investments..................................   (1.71)     1.37      1.88     (0.15)    (0.91)
                                                      ------    ------    ------    ------    ------
   Total from Investment Operations.................   (1.72)     1.39      1.84      0.04     (0.84)
                                                      ------    ------    ------    ------    ------
 Distributions to Shareholders:
   From Net Investment Income.......................   (0.01)    (0.04)    (0.02)    (0.19)    (0.07)
   From Net Realized Gain...........................   (0.47)       --        --        --        --
                                                      ------    ------    ------    ------    ------
       Total Distributions to Shareholders..........   (0.48)    (0.04)    (0.02)    (0.19)    (0.07)
                                                      ------    ------    ------    ------    ------
   Net Increase (Decrease) in Net Asset Value.......   (2.20)     1.35      1.82     (0.15)    (0.91)
                                                      ------    ------    ------    ------    ------
   Net Asset Value -- End of Year...................  $10.03    $12.23    $10.88     $9.06     $9.21
                                                      ======    ======    ======    ======    ======
 TOTAL INVESTMENT RETURN............................  (14.08)%   12.79%    20.29%     0.44%    (8.28)%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)............    1.49%     1.49%     1.48%     1.49%     1.53%
   Expenses Before Reimbursement (Note 2)...........    3.07%     4.01%     8.62%     9.25%    13.01%
   Net Investment (Income) Loss After Reimbursement
     (Note 2).......................................   (0.05)%    0.23%    (0.56)%    2.42%     1.12%
   Net Investment Loss Before Reimbursement (Note
     2).............................................   (1.63)%   (2.29)%   (7.70)%   (5.34)%  (10.36)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........................     271%      290%      148%       91%       85%
   Net Assets at End of Year (in thousands).........  $6,363    $4,774    $1,964    $1,232      $857
   Number of Shares Outstanding at End of Year (in
     thousands).....................................     634       390       181       136        93

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LARGE CAP GROWTH
                                                                      PORTFOLIO
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                  -------    -------    -------    -------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.........   $16.63     $21.73     $23.59     $14.47    $10.25
                                                  -------    -------    -------    -------    ------
   Income (Loss) from Investment Operations:
     Net Investment Loss........................    (0.12)     (0.13)     (0.20)     (0.12)    (0.02)
     Net Realized and Unrealized Gain (Loss) on
       Investments..............................    (4.32)     (4.97)     (1.61)      9.24      4.24
                                                  -------    -------    -------    -------    ------
   Total from Investment Operations.............    (4.44)     (5.10)     (1.81)      9.12      4.22
                                                  -------    -------    -------    -------    ------
 Distributions to Shareholders:
   From Net Realized Gain.......................       --         --      (0.05)        --        --
                                                  -------    -------    -------    -------    ------
   Net Increase (Decrease) in Net Asset Value...    (4.44)     (5.10)     (1.86)      9.12      4.22
                                                  -------    -------    -------    -------    ------
   Net Asset Value -- End of Year...............   $12.19     $16.63     $21.73     $23.59    $14.47
                                                  =======    =======    =======    =======    ======
 TOTAL INVESTMENT RETURN........................   (26.70)%   (23.47)%    (7.66)%    63.03%    41.17%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)........     1.49%      1.49%      1.48%      1.49%     1.54%
   Expenses Before Reimbursement (Note 2).......     2.20%      1.99%      1.76%      2.75%     9.11%
   Net Investment Loss After Reimbursement (Note
     2).........................................    (0.82)%    (0.62)%    (1.14)%    (0.99)%   (0.43)%
   Net Investment Loss Before Reimbursement
     (Note 2)...................................    (1.53)%    (1.12)%    (1.43)%    (2.26)%   (8.00)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate......................      115%       124%        54%        75%       80%
   Net Assets at End of Year (in thousands).....  $13,831    $20,835    $44,068    $12,667    $2,402
   Number of Shares Outstanding at End of Year
     (in thousands).............................    1,134      1,253      2,028        537       166

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE CAP VALUE
                                                                         PORTFOLIO
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------------
                                                        2002      2001      2000      1999      1998
                                                       ------    ------    ------    ------    ------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year..............   $8.89    $10.34    $10.43    $11.39    $10.11
                                                       ------    ------    ------    ------    ------
   Income (Loss) from Investment Operations:
     Net Investment Income...........................    0.01      0.05      0.12      0.21      0.16
     Net Realized and Unrealized Gain (Loss) on
       Investments...................................   (1.84)    (1.42)    (0.03)     0.27      1.91
                                                       ------    ------    ------    ------    ------
   Total from Investment Operations..................   (1.83)    (1.37)     0.09      0.48      2.07
                                                       ------    ------    ------    ------    ------
 Distributions to Shareholders:
   From Net Investment Income........................   (0.03)    (0.08)    (0.18)    (0.21)    (0.16)
     From Net Realized Gain..........................      --        --        --     (1.23)    (0.63)
                                                       ------    ------    ------    ------    ------
       Total Distributions to Shareholders...........   (0.03)    (0.08)    (0.18)    (1.44)    (0.79)
                                                       ------    ------    ------    ------    ------
   Net Increase (Decrease) in Net Asset Value........   (1.86)    (1.45)    (0.09)    (0.96)     1.28
                                                       ------    ------    ------    ------    ------
   Net Asset Value -- End of Year....................   $7.03     $8.89    $10.34    $10.43    $11.39
                                                       ======    ======    ======    ======    ======
 TOTAL INVESTMENT RETURN.............................  (20.53)%  (13.26)%    0.92%     4.24%    20.48%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).............    1.40%     1.40%     1.40%     1.40%     1.42%
   Expenses Before Reimbursement (Note 2)............   12.62%     9.87%    10.00%    10.14%    14.34%
   Net Investment Income After Reimbursement (Note
     2)..............................................    0.24%     0.51%     1.42%     2.10%     1.69%
   Net Investment Loss Before Reimbursement (Note
     2)..............................................  (10.98)%   (7.96)%   (7.18)%   (6.63)%  (11.22)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...........................     343%      271%      175%       90%      256%
   Net Assets at End of Year (in thousands)..........    $854      $958    $1,199      $994      $655
   Number of Shares Outstanding at End of Year (in
     thousands)......................................     122       108       116        95        58

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. Significant Accounting Policies

     The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios, each with its own investment objectives and policies: the Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, the Mid Cap Growth Portfolio, a diversified open-end management company portfolio, the Aggressive Micro Cap Portfolio (formerly the Aggressive Small Cap Portfolio), a diversified open-end management company portfolio, the Small Cap Value Portfolio, a diversified open-end management company portfolio, the Large Cap Growth Portfolio, a non-diversified open-end management company portfolio and the Large Cap Value Portfolio, a diversified open-end management company portfolio. Financial statements for the Aggressive Small Cap Equity Portfolio can be found in a separately printed report.

     The Mid Cap Growth Portfolio consists of two shares of classes: Regular Class shares offered since November 26, 1996, and I Class shares offered since December 28, 1999. Income and expenses of the Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Regular Class, and other class specific transfer agent fees, which accrue at different rates.

     The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio totaling $91,800, $91,800, and $91,800, respectively, are being deferred and amortized over 60 months beginning with public offering of shares in the portfolios. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2002, there were no unamortized organization costs remaining.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio and the Large Cap Growth Portfolio, and 0.75% of the daily net assets of the Large Cap Value Portfolio. The Adviser receives an annual fee equal to 0.25% of average daily net assets of the Aggressive Growth, the Aggressive Micro Cap, the Small Cap Value, the Large Cap Growth and the Large Cap Value Portfolios, and 0.10% of the average daily net assets of the Mid Cap Growth Portfolio in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio, Mid Cap Growth Portfolio -- Regular Class and the Mid Cap Growth Portfolio -- I Class which are limited to 1.40%, 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio totaling $108,403, $260,815, $91,806, $102,666, $113,766 and $101,520, respectively.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Trustees not affiliated with the Adviser $12,500 annually. For the year ended December 31, 2002, Trustees' fees and expenses totaled $42,858.

3. Transfer Agent and Custodian

     FBR National Bank & Trust provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio (Regular Class shares only), the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

5. Securities Transactions

     For the year ended December 31, 2002, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                             AGGRESSIVE      MID CAP      AGGRESSIVE     SMALL CAP     LARGE CAP    LARGE CAP
                               GROWTH         GROWTH       MICRO CAP       VALUE        GROWTH        VALUE
                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                            ------------   ------------   -----------   -----------   -----------   ----------
Purchases.................  $282,243,251   $287,844,244   $19,836,219   $19,127,913   $18,110,547   $2,960,103
                            ============   ============   ===========   ===========   ===========   ==========
Sales.....................  $295,675,425   $279,503,713   $23,882,730   $16,149,398   $21,182,386   $2,933,856
                            ============   ============   ===========   ===========   ===========   ==========

6. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of December 31, 2002, based on the cost for Federal income tax purposes is as follows:

                                                                   AGGRESSIVE      MID CAP      AGGRESSIVE
                                                                     GROWTH         GROWTH      MICRO CAP
                                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                   -----------   ------------   ----------
      Gross Unrealized Appreciation..............................  $ 1,616,699   $  9,958,038   $1,133,332
      Gross Unrealized Depreciation..............................   (2,828,147)    (9,583,055)    (584,260)
                                                                   -----------   ------------   ----------
      Net Unrealized Appreciation (Depreciation).................  $(1,211,448)  $    374,983   $  549,072
                                                                   ===========   ============   ==========
      Cost of Investments for Federal Income Tax Purposes........  $46,778,263   $145,312,991   $8,953,461
                                                                   ===========   ============   ==========

                                                                  SMALL CAP      LARGE CAP     LARGE CAP
                                                                    VALUE         GROWTH         VALUE
                                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                  ----------    -----------    ---------
      Gross Unrealized Appreciation.............................  $  404,015    $   613,419    $  6,739
      Gross Unrealized Depreciation.............................    (170,783)    (1,494,893)    (28,596)
                                                                  ----------    -----------    --------
      Net Unrealized Appreciation (Depreciation)................  $  233,232    $  (881,474)   $(21,857)
                                                                  ==========    ===========    ========
      Cost of Investments for Federal Income Tax Purposes.......  $6,108,806    $14,796,893    $827,654
                                                                  ==========    ===========    ========

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Federal Income Tax

     Permanent differences between tax and financial reporting of net investment income are reclassified. As of December 31, 2002, net investment losses were reclassified to paid-in-capital for Aggressive Growth Portfolio, Mid Cap Growth Portfolio, Aggressive Micro Cap Portfolio, Small Cap Value Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio in the amount of $567,495, $1,317,142, $149,510, $8,892, $132,446 and $2,038, respectively. Net assets of the Funds were not affected by these reclassifications.

     At December 31, 2002, for Federal income tax purposes, the following funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                   AGGRESSIVE      MID CAP     AGGRESSIVE
                                                                     GROWTH        GROWTH       MICRO CAP
      EXPIRES DECEMBER 31,                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $        --   $ 8,346,460   $ 1,655,525
      2009.......................................................   11,798,794    61,028,476     9,184,053
      2010.......................................................   11,625,059    29,500,719            --
                                                                   -----------   -----------   -----------
                                                                   $23,423,853   $98,875,655   $10,839,578
                                                                   ===========   ===========   ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

                                                                    SMALL CAP     LARGE CAP
                                                                      VALUE        GROWTH       LARGE CAP
                                                                    PORTFOLIO     PORTFOLIO       VALUE
      EXPIRES DECEMBER 31,                                                                      PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $        --   $ 1,490,607   $   129,401
      2009.......................................................           --    16,907,142       164,408
      2010.......................................................      794,342     2,330,162       144,528
                                                                   -----------   -----------   -----------
                                                                   $   794,342   $20,727,911   $   438,337
                                                                   ===========   ===========   ===========

     On December 18, 2002, the Small Cap Value Portfolio paid short-term and long-term distributions of $0.272617 and $0.196330 per share, respectively, to shareholders as of record on December 17, 2002. On December 30, 2002, the Small Cap Value Portfolio and the Large Cap Value Portfolio paid ordinary income distributions of $0.008131 and $0.034577, respectively, to shareholders as of record on December 27, 2002.

     The tax character of distributions paid during 2002 was as follows:

                                                              SMALL CAP   LARGE CAP
                                                                VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO
                                                              ---------   ---------
Distributions paid from:
  Ordinary income...........................................  $  5,140     $4,184
  Short-term capital gains..................................   167,009         --
  Long-term capital gains...................................   120,274         --
                                                              --------     ------
                                                              $292,423     $4,184
                                                              ========     ======

     The tax character of distributions paid during 2001 was as follows:

                                                              SMALL CAP   LARGE CAP
                                                                VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO
                                                              ---------   ---------
Distributions paid from:
  Ordinary income...........................................   $16,426     $8,810
  Long-term capital gains...................................        --         --
                                                               -------     ------
                                                               $16,426     $8,810
                                                               =======     ======

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                               MID CAP    AGGRESSIVE   SMALL CAP   LARGE CAP
                                                               GROWTH     MICRO CAP      VALUE       VALUE
                                                              PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                              ---------   ----------   ---------   ---------
      Undistributed Ordinary Income.........................  $     --     $     --    $    292    $     39
      Unrealized Appreciation...............................   645,282      549,072     254,691          --
                                                              --------     --------    --------    --------
                                                              $645,282     $549,072    $254,983    $     39
                                                              ========     ========    ========    ========

8. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. At December 31, 2002, there were no outstanding borrowings.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

      We have audited the accompanying statement of assets and liabilities of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio, each a series of shares of The Navellier Performance Funds as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            Trustee and     14      Mr. Navellier is and has been the CEO and        None
 45                          President               President of Navellier & Associates Inc., an
 One East Liberty            since May               investment management company since 1988; CEO
 Third Floor                 10, 1993                and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
 Trustee and President                               1993; CEO and President of Navellier
                                                     International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     editor of MPT Review from August 1987 to the
                                                     present and was publisher and editor of the
                                                     predecessor investment advisory newsletter OTC
                                                     Insight, which he began in 1980 and wrote
                                                     through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Arnold Langsen              Trustee          7      Professor Langsen is currently retired. He was   None
 83                          since 1995              Professor Emeritus of Financial Economics,
 2206 209th Place N.E.                               School of Business, California State University
 Sammamish, WA 98074                                 at Hayward (1973-1992); Visiting Professor,
 Trustee                                             Financial Economics, University of California
                                                     at Berkeley (1984-1987).
--------------------------------------------------------------------------------------------------------------------
 Barry Sander                Trustee         13      Currently retired as of December 1, 1998,        None
 54                          since 1995              formerly he was the President and CEO of Ursa
 1835 Ashland Mine Rd.                               Major Inc., a stencil manufacturing firm and
 Ashland, OR 97520                                   had been for the past nine years.
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Joel Rossman                Trustee         13      Currently retired as of March 15, 1998.          None
 53                          since 1995              Formerly he was President and CEO of Personal
 2921 California                                     Stamp Exchange, Inc., a manufacturer, designer
 San Francisco, CA 94115                             and distributor of rubber stamp products. He
 Trustee                                             had been President and CEO of Personal Stamp
                                                     Exchange for the preceding 10 years.
--------------------------------------------------------------------------------------------------------------------
 Jacques Delacroix           Trustee         13      Professor of Business Administration, Leavy      None
 60                          since 1995              School of Business, Santa Clara University
 519 Chestnut Street                                 (1983- present).
 Santa Cruz, CA 95060
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer       14      Mr. Kuyper is COO of Navellier & Associates,     None
 46                          since 1995              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
 Treasurer                                           Inc. and for Navellier Securities Corp., since
                                                     1993.
--------------------------------------------------------------------------------------------------------------------

*Interested Person

Each Trustee will hold office until the Trust's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

                 (This page has been left blank intentionally.)

CUSTODIAN & TRANSFER AGENT              NAVELLIER OFFICES
FBR National Bank & Trust               c/o Navellier Securities Corp.
4922 Fairmont Avenue                    One East Liberty, Third Floor
Bethesda, MD 20814                      Reno, Nevada 89501

800-622-1386 E.S.T.                     800-887-8671 P.S.T.

             NAVELLIER PERFORMANCE FUNDS' LARGE CAP GROWTH PORTFOLIO

                                       AND

             NAVELLIER MILLENNIUM FUNDS' LARGE CAP GROWTH PORTFOLIO

                                       AND

               TOUCHSTONE STRATEGIC TRUST'S LARGE CAP GROWTH FUND

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                December 31, 2002

PORTFOLIO OF INVESTMENTS
DECEMBER 31,2002
(UNAUDITED)


                                              TST                   NAVELLIER MILLENNIUM      NAVELLIER PERFORMANCE(A)
                                       LARGE CAP GROWTH FUND     LARGE CAP VALUE PORTFOLIO   LARGE CAP GROWTH PORTFOLIO
                                     SHARES/PAR   MARKET VALUE   SHARES/PAR   MARKET VALUE   SHARES/PAR   MARKET VALUE
                                     -------------------------   -------------------------   --------------------------

COMMON STOCKS AND EQUITY INTERESTS
BASIC MATERIALS
   Semiconductors and Related
     Applied Materials, Inc.                -             -         2,830         36,874       37,700        491,231
                                                  ---------                      -------                  ----------
ENERGY
   Oilfield Equipment
     BJ Services Co.                   27,100       875,601             -              -            -              -
     Weatherford Intl Ltd              10,600       423,258             -              -            -              -
                                                  ---------                      -------                  ----------
                                                  1,298,859             -              -            -              -
INDUSTRIAL
   Industrial Diversified
     3M Co.                             4,650       573,345             -              -            -              -
                                                  ---------                      -------                  ----------
CONSUMER, CYCLICAL
   Automotive
     Nissan Motor Co. Ltd.                  -             -         1,770         27,223       24,800        381,424
                                                  ---------                      -------                  ----------
   Entertainment
     Fox Entertainment Group, Inc.          -             -         1,120         29,042       17,125        444,051
                                                  ---------                      -------                  ----------
   Media Publishing
     Viacom Inc. - Class A             22,250       908,023             -              -            -              -
                                                  ---------                      -------                  ----------
   Other Recreation
     Harley-Davidson, Inc.             19,200       887,040           585         27,027        8,500        392,700
                                                  ---------                      -------                  ----------
   Restaurants
     Darden Restaurants Inc.           22,450       459,102             -              -            -              -
                                                  ---------                      -------                  ----------
   Retailers, Apparel
     Nike                                   -             -           170          7,560        9,800        137,857
                                                  ---------                      -------                  ----------
   Retailers, Broadline
     Kohls Corp                        15,850       886,807           310         17,345        4,050        226,598
     Walgreen Co.                      20,000       583,800             -              -            -              -
     The TJX Companies, Inc.                -             -         1,580         30,842       19,000        370,880
     Wal-Mart Stores, Inc.             22,750      1,149,10           555         28,032        9,500        479,845
                                                  ---------                      -------                  ----------
                                                  2,619,710                       76,219                   1,077,323
   Retailers, Specialty
     Bed Bath & Beyond Inc.            28,050       968,567           510         17,610        7,975        275,377
     Lowe's Companies, Inc.            25,000       937,500           500         18,750        6,700        251,250
     Staples, Inc.                     27,200       497,760             -              -            -              -
                                                  ---------                      -------                  ----------
                                                  2,403,827                       36,360                     526,627
CONSUMER, NON-CYCLICAL
   Food, Beverage and Tobacco
     Sysco Corp.                            -             -           590         17,576        8,775        261,407
     Wm. Wrigley Jr. Co.                    -             -           360         19,757        5,500        301,840
     Anheuser-Busch Co., Inc.           8,000       387,200             -              -            -              -
     Pepsico, Inc.                     14,300       603,746             -              -            -              -
                                                  ---------                      -------                  ----------
                                                    990,946                       37,333                     563,247
   Consumer Products and Services
     The Clorox Co.                         -             -           735         30,319       10,000        412,500
     eBay, Inc.                             -             -           640         43,405        8,550        579,861
     Apollo Group Inc.                 13,850       609,400             -              -            -              -
                                                  ---------                      -------                  ----------
                                                    609,400                       73,724                     992,361
   Food Retailers
     Whole Foods Market Inc.            8,000       421,840             -              -            -              -
                                                  ---------                      -------                  ----------


(A) Neither the Navallier Performance Large Cap Growth Fund or the Navallier Millennium Large Cap Growth Fund will be Required to sell current holdings to cause the consummation of the Reorganization.

                                            PRO FORMA                       TST
                                           ADJUSTMENTS             LARGE CAP GROWTH FUND(A)
                                      SHARES/PAR  MARKET VALUE     SHARES/PAR     MARKET VALUE
                                      ------------------------     ---------------------------
COMMON STOCKS AND EQUITY INTEREST
BASIC MATERIALS
   Semiconductors and Related
     Applied Materials, Inc.                -          -             40,530      528,105
                                                                               ---------
ENERGY
   Oilfield Equipment
     BJ Services Co.                        -          -             27,100      875,601
     Weatherford Intl Ltd                   -          -             10,600      423,258
                                            -          -                       ---------
                                                                          -    1,298,859
INDUSTRIAL
   Industrial Diversified
     3M Co.                                 -          -              4,650      573,345
                                                                               ---------
CONSUMER, CYCLICAL
   Automotive
     Nissan Motor Co. Ltd.                  -          -             26,570      408,647
                                                                               ---------
   Entertainment
     Fox Entertainment Group, Inc           -          -             18,245      473,093
                                                                               ---------
   Media Publishing
     Viacom Inc. - Class A                  -          -             22,250      908,023
                                                                               ---------
   Other Recreation
     Harley-Davidson, Inc.                  -          -             28,285    1,306,767
                                                                               ---------
   Restaurants
     Darden Restaurants Inc.                -          -             22,450      459,102
                                                                               ---------
   Retailers, Apparel
     Nike                                   -          -              9,970      145,417
                                                                               ---------
   Retailers, Broadline
     Kohls Corp                             -          -             20,210    1,130,750
     Walgreen Co.                           -          -             20,000      583,800
     The TJX Companies, Inc.                -          -             20,580      401,722
     Wal-Mart Stores, Inc.                  -          -             32,805    1,656,980
                                                                               ---------
                                                                               3,773,252
   Retailers, Specialty
     Bed Bath & Beyond Inc.                 -          -             36,535    1,261,554
     Lowe's Companies, Inc.                 -          -             32,200    1,207,500
     Staples, Inc.                          -          -             27,200      497,760
                                                                               ---------
                                            -          -                       2,966,814
CONSUMER, NON-CYCLICAL
   Food, Beverage and Tobacco
     Sysco Corp.                            -          -              9,365      278,983
     Wm. Wrigley Jr. Co.                    -          -              5,860      321,597
     Anheuser-Busch Co., Inc.               -          -              8,000      387,200
     Pepsico, Inc.                          -          -             14,300      603,746
                                                                               ---------
                                                                               1,591,526
   Consumer Products and Services
     The Clorox Co.                         -          -             10,735      442,819
     eBay, Inc.                             -          -              9,190      623,266
     Apollo Group Inc.                      -          -             13,850      609,400
                                                                               ---------
                                                                               1,675,485
   Food Retailers
     Whole Foods Market Inc.                -          -              8,000      421,840
                                                                               ---------

NAVELLIER PERFORMANCE LARGE CAP GROWTH PORTFOLIO
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
(UNAUDITED)


                                                  TST              NAVELLIER MILLENNIUM         NAVELLIER PERFORMANCE
                                        LARGE CAP GROWTH FUND    LARGE CAP VALUE PORTFOLIO   LARGE CAP GROWTH PORTFOLIO
                                       SHARES/PAR  MARKET VALUE  SHARES/PAR   MARKET VALUE   SHARES/PAR    MARKET VALUE
                                       ------------------------  -------------------------   --------------------------
     Health Care Providers
       Tenet Healthcare Corp.            25,800       423,120           -               -           -               -
                                                    ---------                  ----------                   ---------

     Healthcare Products and Services
       Forest Laboratories, Inc.              -             -         365          35,850       4,825         473,912
       Johnson & Johnson                      -             -         415          22,290       7,200         386,712
                                                    ---------                  ----------                   ---------
                                                            -                      58,140                     860,624

     Household Products (Non-Durable)
       Colgate-Palmolive Co.             18,700       980,441           -               -           -               -
       Procter & Gamble Company           6,850       588,689           -               -           -               -
                                                    ---------                  ----------                   ---------
                                                    1,569,130                           -                           -

     Medical Supplies
       Stryker Corp.                                                  460          30,875       4,550         305,396
       Cardinal Health Inc.              18,300     1,083,177           -               -           -               -
       Medtronic Inc.                    28,800     1,313,280           -               -           -               -
                                                    ---------                  ----------                   ---------
                                                    2,396,457                      30,875                     305,396

     Pharmaceuticals
       Amgen, Inc.                       25,000     1,208,500           -               -           -               -
       Caremark Rx Inc.                  43,500       706,875           -               -           -               -
       Johnson & Johnson                 21,250     1,141,337           -               -           -               -
       Lilly (Eli) & Co.                  8,800       558,800           -               -           -               -
       Pfizer, Inc.                      40,800     1,247,256           -               -           -               -
                                                    ---------                  ----------                   ---------
                                                    4,862,768                           -                           -

TECHNOLOGY

Computer Equipment
       Cisco Systems, Inc.                    -             -       1,800          23,580      23,875         312,762
       Dell Computer Corp.                    -             -       1,690          45,191      28,500         762,090
       Emulex Corp.                           -             -         900          16,695      15,100         280,105
       Hewlett-Packard Co.                    -             -       1,375          23,870      18,375         318,990
       International Business
         Machines Corp.                       -             -         575          44,563       7,500         581,250
                                                    ---------                  ----------                   ---------
                                                            -                     153,899                   2,255,197

     Computers & Information
       Dell Computer Corp                29,900       799,526           -               -           -               -
       SEI Investments                   30,400       826,272           -               -           -               -
       The Bisys Group, Inc.             32,150       511,185           -               -           -               -
                                                    ---------                  ----------                   ---------
                                                    2,136,983                           -                           -

     Semiconductor & Related
       Intel Corp.                       31,100       484,227           -               -           -               -
       Qlogic Corporation                18,000       621,180           -               -           -               -
                                                    ---------                  ----------                   ---------
                                                    1,105,407                           -                           -

                                                 PROFORMA                     TST
                                                ADJUSTMENTS         LARGE CAP GROWTH FUND(A)
                                          SHARES/PAR  MARKET VALUE  SHARES/PAR  MARKET VALUE
                                          ------------------------  ------------------------
     Health Care Providers
       Tenet Healthcare Corp.                 -            -          25,800    $  423,120
                                                                                ----------

     Healthcare Products and Services
       Forest Laboratories, Inc.              -            -           5,190       509,762
       Johnson & Johnson                      -            -           7,615       409,002
                                                                                ----------
                                              -            -                       918,764

     Household Products (Non-Durable)
       Colgate-Palmolive Co.                  -            -          18,700       980,441
       Procter & Gamble Company               -            -           6,850       588,689
                                                                                ----------
                                              -            -                     1,569,130

     Medical Supplies
       Stryker Corp.                          -            -           5,010       336,271
       Cardinal Health Inc.                   -            -          18,300     1,083,177
       Medtronic Inc.                         -            -          28,800     1,313,280
                                                                                ----------
                                              -            -                     2,732,728

     Pharmaceuticals
       Amgen, Inc.                            -            -          25,000     1,208,500
       Caremark Rx Inc.                       -            -          43,500       706,875
       Johnson & Johnson                      -            -          21,250     1,141,337
       Lilly (Eli) & Co.                      -            -           8,800       558,800
       Pfizer, Inc.                           -            -          40,800     1,247,256
                                                                                ----------
                                              -            -                     4,862,768

TECHNOLOGY

Computer Equipment
       Cisco Systems, Inc.                    -            -          25,675       336,342
       Dell Computer Corp.                    -            -          30,190       807,281
       Emulex Corp.                           -            -          16,000       296,800
       Hewlett-Packard Co.                    -            -          19,750       342,860
       International Business
         Machines Corp.                       -            -           8,075       625,813
                                                                                ----------
                                              -            -                     2,409,096

     Computers & Information
       Dell Computer Corp                     -            -          29,900       799,526
       SEI Investments                        -            -          30,400       826,272
       The Bisys Group, Inc.                  -            -          32,150       511,185
                                                                                ----------
                                              -            -                     2,136,983

     Semiconductor & Related
       Intel Corp.                            -            -          31,100       484,227
       Qlogic Corporation                     -            -          18,000       621,180
                                                                                ----------
                                              -            -                     1,105,407

NAVELLIER PERFORMANCE LARGE CAP GROWTH PORTFOLIO
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
(UNAUDITED)


                                                         TST                 NAVELLIER MILLENNIUM       NAVELLIER PERFORMANCE
                                                 LARGE CAP GROWTH FUND     LARGE CAP VALUE PORTFOLIO  LARGE CAP GROWTH PORTFOLIO
                                               SHARES/PAR  MARKET VALUE    SHARES/PAR  MARKET VALUE   SHARES/PAR    MARKET VALUE
                                               ------------------------    -------------------------  --------------------------
Software & Processing
       Yahoo! Inc.                                                   -         1,450        23,707       19,325         315,964
       Affiliated Computer Svcs.                 21,100      1,110,915             -             -            -               -
       Cisco Systems, Inc.                       95,900      1,256,290             -             -            -               -
       First Data Corp.                          15,000        531,150           820        29,036       12,275         434,658
       Intuit Inc.                               11,000        516,120           810        38,005       10,875         510,255
       Microsoft Corp.                           29,350      1,517,395           520        26,884        8,350         431,695
       Sungard Data Systems                      44,450      1,047,242             -             -            -               -
       Veritas Software Corp.                    30,250        472,505             -             -            -               -
                                                            ----------                 -----------                   ----------
                                                             6,451,617                     117,632                    1,692,572

Telecommunications Equipment and Services
       Nextel Communications, Inc.                    -              -         3,150        36,383       42,275         488,276
       QUALCOMM, Inc.                                 -              -         1,170        42,576       15,900         578,601
                                                            ----------                 -----------                   ----------
                                                                     -                      78,959                    1,066,877

FINANCIAL SERVICES
   Banking, Major
       Bank of New York Co., Inc.                29,900        716,404             -             -            -               -
                                                            ----------                 -----------                   ----------
                                                               716,404                           -                            -

Financial Services, Diversified
       Freddie Mac                               22,500      1,328,625             -             -            -               -
       SLM Corp.                                 12,150      1,261,899           470        48,814        6,900         716,634
                                                            ----------                 -----------                   ----------
                                                             2,590,524                      48,814                      716,634

Insurance
       The Allstate Corp.                             -              -             -             -       10,550         390,244
       AFLAC, Inc.                                    -              -           660        24,413            -               -
       The Progressive Corp.                          -              -           525        26,056        8,700         431,781
                                                            ----------                 -----------                   ----------
                                                                     -                      50,469                      822,025

Regional Banks
       Fifth Third Bancorp                       15,300        895,815             -             -            -               -
                                                            ----------                 -----------                   ----------
                                                               895,815                           -                            -

CONGLOMERATES
   Conglomerates
       General Electric Co.                      37,450        911,908                           -            -               -
                                                            ----------                 -----------                   ----------

                                                            ----------                 -----------                   ----------
TOTAL COMMON STOCKS AND EQUITY INTERESTS                    35,232,225                     890,150                   12,726,146
                                                            ----------                 -----------                   ----------

GOVERNMENT AGENCY OBLIGATIONS
       FNMA Discount Notes, 1.25%, due 1/2/03         -              -       104,000       103,993            -               -
                                                            ----------                 -----------                   ----------

CASH EQUIVALENTS
   Money Market Fund
       FBR Fund for Government Investors              -              -           887           887    1,189,273       1,189,273
                                                            ----------                 -----------                   ----------

       ------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS AT MARKET                          35,232,225                     995,030                   13,915,419
                                                            ----------                 -----------                   ----------

       TOTAL INVESTMENTS AT COST                            42,106,795                   1,052,830                   14,796,893
                                                            ----------                 -----------                   ----------

                                                         PRO FORMA                     TST
                                                        ADJUSTMENTS         LARGE CAP GROWTH FUND(A)
                                                  SHARES/PAR  MARKET VALUE  SHARES/PAR  MARKET VALUE
                                                  ------------------------  ------------------------
Software & Processing
       Yahoo! Inc.                                     -            -          20,775   $    339,671
       Affiliated Computer Svcs.                       -            -          21,100      1,110,915
       Cisco Systems, Inc.                             -            -          95,900      1,256,290
       First Data Corp.                                -            -          28,095        994,844
       Intuit Inc.                                     -            -          22,685      1,064,380
       Microsoft Corp.                                 -            -          38,220      1,975,974
       Sungard Data Systems                            -            -          44,450      1,047,242
       Veritas Software Corp.                          -            -          30,250        472,505
                                                                                        ------------
                                                       -            -                      8,261,821

Telecommunications Equipment and Services
       Nextel Communications, Inc.                     -            -          45,425        524,659
       QUALCOMM, Inc.                                  -            -          17,070        621,177
                                                                                        ------------
                                                       -            -                      1,145,836

FINANCIAL SERVICES
   Banking, Major
       Bank of New York Co., Inc.                      -            -          29,900        716,404
                                                                                        ------------
                                                       -            -                        716,404

Financial Services, Diversified
       Freddie Mac                                     -            -          22,500      1,328,625
       SLM Corp.                                       -            -          19,520      2,027,347
                                                                                        ------------
                                                       -            -                      3,355,972

Insurance
       The Allstate Corp.                              -            -          10,550        390,244
       AFLAC, Inc.                                     -            -             660         24,413
       The Progressive Corp.                           -            -           9,225        457,837
                                                                                        ------------
                                                       -            -                        872,494

Regional Banks
       Fifth Third Bancorp                             -            -          15,300        895,815
                                                                                        ------------
                                                       -            -                        895,815

CONGLOMERATES
   Conglomerates
       General Electric Co.                            -            -          37,450        911,908
                                                                                        ------------

                                                                                        ------------
TOTAL COMMON STOCKS AND EQUITY INTERESTS                                                  48,848,521
                                                                                        ------------

GOVERNMENT AGENCY OBLIGATIONS
       FNMA Discount Notes, 1.25%, due 1/2/03          -            -         104,000        103,993
                                                                                        ------------

CASH EQUIVALENTS
   Money Market Fund
       FBR Fund for Government Investors               -            -       1,190,160      1,190,160
                                                                                        ------------

       ---------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS AT MARKET                                  -                   $ 50,142,674
                                                              -------                   ------------

       TOTAL INVESTMENTS AT COST                                    -                   $ 57,956,518
                                                              -------                   ------------

---------------------
(A)  Navellier   Performance  Large  Cap  Growth  Portfolio  is  the  accounting survivor, however the surviving Fund name is TST Large Cap Growth Fund.

NAVELLIER PERFORMANCE LARGE CAP GROWTH PORTFOLIO
PRO FORMA COMBINING
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
(UNAUDITED)

                         PRO FORMA FINANCIAL STATEMENTS

                                                                     Navellier        Navellier
                                                     TST            Millennium       Performance                         TST
                                               Large Cap Growth  Large Cap Growth  Large Cap Growth   Pro Forma    Large Cap Growth
                                                     Fund            Portfolio        Portfolio      Adjustments       Fund (A)
                                               ----------------  ---------------   ----------------  ------------  ----------------
ASSETS

Investments, at cost                             $  42,106,795     $   1,052,830    $  14,796,893    $          -   $  57,956,518
                                                 =============     =============    =============    ============   =============
Investments, at market value                     $  35,232,225     $     995,030    $  13,915,419    $          -   $  50,142,674
Receivable for securities sold                         329,163               873                -               -         330,036
Dividend and interest receivable                        19,244               455            7,123               -          26,822
Other Assets                                            23,575                 -              592               -          24,167
                                                 -------------     -------------    -------------    ------------   -------------
     Total Assets                                   35,604,206           996,358       13,923,134               -      50,523,698
                                                 -------------     -------------    -------------    ------------   -------------

LIABILITIES

Payable for securities purchased                       147,320                 -                -               -         147,320
Bank overdraft                                         322,221                 -                -               -         322,221
Payable for Fund shares repurchased                     44,506                20           76,662               -         121,188
Advisory and distribution fees payable                       -               870           10,102               -          10,972
Accrued expenses and other liabilities                 100,455               253            4,906               -         105,614
                                                 -------------     -------------    -------------    ------------   -------------
     Total Liabilities                                 614,501             1,143           91,670               -         707,314
                                                 -------------     -------------    -------------    ------------   -------------
Net Assets                                       $  34,989,705     $     995,215    $  13,831,464    $          -   $  49,816,384
                                                 =============     =============    =============    ============   =============

ANALYSIS OF NET ASSETS

Accumulated paid in capital                      $  75,392,621     $   1,471,568    $  35,591,483    $          -     112,455,672
Distributions in excess of net investment
  income                                              (321,214)                -                -               -        (321,214)
Accumulated net realized loss on investments       (33,207,132)         (418,553)     (20,878,545)              -     (54,504,230)
Unrealized depreciation of investments              (6,874,570)          (57,800)        (881,474)              -      (7,813,844)
                                                 -------------     -------------    -------------    ------------   -------------
Net Assets                                       $  34,989,705     $     995,215    $  13,831,464    $          -   $  49,816,384
                                                 =============     =============    =============    ============   =============

BY CLASS:

NET ASSETS:

CLASS A                                          $  33,843,198     $     355,316    $  13,831,464    $          -   $  48,029,978
CLASS B                                                 54,017           423,950                -               -         477,967
CLASS C                                              1,092,490           215,949                -               -       1,308,439
                                                 -------------     -------------    -------------    ------------   -------------
                                                 $  34,989,705     $     995,215    $  13,831,464    $          -   $  49,816,384
                                                 =============     =============    =============    ============   =============

OUTSTANDING SHARES:

CLASS A                                              4,202,127            76,781        1,134,468      (1,473,452)      3,939,924
CLASS B                                                  7,090            92,912                -         (60,792)         39,210
CLASS C                                                143,907            47,449                -         (84,019)        107,337
                                                 -------------     -------------    -------------    ------------   -------------
                                                     4,353,124           217,142        1,134,468      (1,618,263)      4,086,471
                                                 =============     =============    =============    ============   =============

NET ASSET VALUE PER SHARE:

CLASS A                                          $        8.05     $        4.63    $       12.19                   $       12.19
                                                 -------------     -------------    =============                   -------------
CLASS B                                          $        7.62     $        4.56                                    $       12.19
                                                 -------------     -------------                                    -------------
CLASS C                                          $        7.59     $        4.55                                    $       12.19
                                                 -------------     -------------                                    -------------

(A) The Navellier Performance Large Cap Growth Portfolio is the accounting survivor, however the surviving Fund name and legal survivor is TST Large Cap Growth.

STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
(UNAUDITED)

                                                                                NAVELLIER          NAVELLIER
                                                                TST            MILLENNIUM         PERFORMANCE
                                                          LARGE CAP GROWTH   LARGE CAP VALUE    LARGE CAP GROWTH
                                                               FUND               FUND             PORTFOLIO        ADJUSTMENTS
                                                          ----------------   ---------------    ----------------    ------------
INVESTMENT INCOME
Dividend Income                                             $    238,986       $      4,529       $    103,515      $          -
Interest Income                                                   20,792              1,574              5,063                 -
                                                            ------------       ------------       ------------      ------------
          Total Income                                           259,778              6,103            108,578                 -
                                                            ------------       ------------       ------------      ------------

EXPENSES
Management fee                                                   398,485              7,883            135,879          (168,624)(A)
Distribution Fees - Class A                                      129,171                789             40,440           (50,325)(A)
Distribution Fees - Class B                                          414              2,941                  -             1,424 (A)
Distribution Fees - Class C                                       14,215              1,788                  -            (2,919)(A)
Administration fees                                                9,073                  -             40,440           (22,114)(A)
Accounting fees                                                   51,492                  -                  -           (27,492)(A)
Audit and legal fees                                              23,362              8,964             16,054           (18,380)(B)
Custodian fee                                                     12,213             60,789 (E)         58,163 (E)      (113,165)(B)
Directors/ Trustees fees                                           6,054              6,750              7,143           (13,893)(C)
Registration fees                                                      -             32,275             16,410           (48,685)(B)
Registration fees - Class A                                        7,890                  -                  -                 -
Registration fees - Class B                                       11,404                  -                  -                 -
Registration fees - Class C                                       11,611                  -                  -                 -
Report Printing                                                   29,175              1,729             15,569           (11,473)(B)
Transfer Agent Fees - Class A                                     32,639                  -                  -            13,361 (A)
Transfer Agent Fees - Class B                                     12,049                  -                  -               (49)(A)
Transfer Agent Fees - Class C                                     11,983                  -                  -                17 (A)
Other expense                                                     35,462              1,156             24,692           (11,310)(D)
                                                            ------------       ------------       ------------      ------------
                                                                 796,692            125,064            354,790          (473,627)
Fees waived (Class A)                                            (10,683)           (43,852)          (113,766)           73,346 (A)
Fees waived (Class B)                                            (23,324)           (40,973)                 -            42,881 (A)
Fees waived (Class C)                                            (16,837)           (24,868)                 -            19,751 (A)
                                                           -------------       ------------       ------------      ------------
          Total expenses, net of fees waived                     745,848             15,371            241,024          (337,649)
                                                           -------------
                                                                               ------------       ------------      ------------
NET INVESTMENT INCOME                                           (486,070)            (9,268)          (132,446)          337,649

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments                         $(17,874,899)      $   (126,421)      $ (2,363,379)     $          -
Change in unrealized appreciation (depreciation)              (6,475,548)          (100,611)        (2,449,986)                -
     of investments                                                    -                  -                  -                 -
                                                            ------------       ------------       ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       (24,350,447)          (227,032)        (4,813,365)                -
                                                            ------------       ------------       ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS              $(24,836,518)      $   (236,300)      $ (4,945,811)     $    337,649
                                                            ============       ============       ============      ============

                                                                  TST            (BASIS POINTS)
                                                           LARGE CAP GROWH         PRO FORMA
                                                                FUND (F)            COMBINED
                                                           ------------------------------------
INVESTMENT INCOME
Dividend Income                                              $    347,030
Interest Income                                                    27,429
                                                             ------------
          Total Income                                           374,459
                                                             ------------
EXPENSES
Management fee                                                    373,623             0.7500%
Distribution Fees - Class A                                       120,075             0.2410%
Distribution Fees - Class B                                         4,779             0.0096%
Distribution Fees - Class C                                        13,084             0.0263%
Administration fees                                                27,399             0.0550%
Accounting fees                                                    24,000             0.0482%
Audit and legal fees                                               30,000             0.0602%
Custodian fee                                                      18,000             0.0361%
Directors/ Trustees fees                                            6,054             0.0122%
Registration fees                                                       -             0.0000%
Registration fees - Class A                                         7,890             0.0158%
Registration fees - Class B                                        11,404             0.0229%
Registration fees - Class C                                        11,611             0.0233%
Report Printing                                                    35,000             0.0703%
Transfer Agent Fees - Class A                                      46,000             0.0923%
Transfer Agent Fees - Class B                                      12,000             0.0241%
Transfer Agent Fees - Class C                                      12,000             0.0241%
Other expense                                                      50,000             0.1004%
                                                             -------------------------------
                                                                  802,919             1.6118%
Fees waived (Class A)                                             (94,955)           -0.1906%
Fees waived (Class B)                                             (21,416)           -0.0430%
Fees waived (Class C)                                             (21,954)           -0.0441%
                                                             -------------------------------
          Total expenses, net of fees waived                      664,594             1.3341%

                                                             -------------------------------
NET INVESTMENT INCOME                                            (290,135)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments                          $(20,364,699)
Change in unrealized appreciation (depreciation)               (9,026,145)
     of investments                                                     -
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS        (29,390,844)

                                                             ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS               $(29,680,980)

(A) Based on contract in effect for the legal surviving fund. Management Fee is .75%. Distribution Fee is Class A .25%, Class B 1.00%, Class C 1.00%.

(B) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(C)  Based on director compensation plan for the legal surviving fund.

(D)  Includes pricing, Insurance expense and T/A out-of-pocket fees.

(E)  For Navellier funds includes Accounting, Custody and Transfer Agent fees.

(F)  Navellier   Performance  Large  Cap  Growth  Portfolio  is  the  accounting survivor, however the surviving Fund name is TST Large Cap Growth.

NAVELLIER PERFORMANCE FUNDS
LARGE CAP GROWTH PORTFOLIO
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2002
(UNAUDITED)

DESCRIPTION OF THE FUND

     The Acquiring Fund, Navellier Performance Funds Large Cap Growth Portfolio, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management company portfolio consisting of Class A shares. The Target Funds, Navellier Millennium Large Cap Growth Portfolio and Touchstone Strategic Trust Large Cap Growth Fund are registered under the
Investment Company Act of 1940, as amended, as an open-end, management investment company. Navellier Millennium Large Cap Growth Portfolio, consisting of Class A, B and C shares, is a non-diversified open-end management company. Touchstone Strategic Large Cap Growth Fund, consisting of Class A, B and C shares is a diversified open-end management company.

BASIS OF COMBINATION

     The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the non-surviving funds, the Navellier Millennium Funds Large Cap Value Portfolio and the Touchstone Strategic Trust Large Cap Growth Fund, in exchange for shares of the surviving fund (for purposes of maintaining the financial statements and performance), the Navellier Performance Funds Large Cap Growth Portfolio.

     Under the terms of the Plan of Reorganization, the combination of the surviving and non-surviving funds will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the surviving and non-surviving funds have been combined as of and for the twelve months ended December 31, 2002. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

     At the time of the combination, the combined fund will change its name to the Touchstone Strategic Trust Large Cap Growth Fund and shares of the surviving fund will actually represent shares of the Navellier Performance Funds Large Cap Growth Portfolio. Initially, the new Class B and Class C shares net asset values will equal the Navellier Performance Funds Large Cap Growth Portfolio net asset value. Performance history for the Class B and Class C shares will not be carried forward from either of the existing target Funds Class B and Class C shares, instead performance history will be initiated upon consummation of the merger.

     The  accompanying  pro  forma  financial   statements  should  be  read  in
conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

PORTFOLIO VALUATION

     Equity securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Over-the-counter securities are valued at the last sales price. Debt securities with maturities of 60 days or less are valued at amortized cost. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2002, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of each Target Fund, as of December 31, 2002, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2002. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2002:

---------------------------------------------------------------------------
   SHARES OF                 ADDITIONAL SHARES          TOTAL OUTSTANDING
 ACQUIRING FUND                ASSUMED ISSUED                 SHARES
---------------------------------------------------------------------------
Pre-Combination              In Reorganization           Post-Combination
---------------------------------------------------------------------------
   1,134,468                     2,952,003                  4,086,471
---------------------------------------------------------------------------

ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                           TOUCHSTONE STRATEGIC TRUST
                            PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

(a) Article VI of the Restated Agreement and Declaration of Trust of Touchstone Strategic Trust (the "Registrant") provides for indemnification of officers and Trustees as follows:

Section 6.4  Indemnification of Trustees, Officers, etc.

     The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer or Director and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion

Section 6.5  Advances of Expenses.

     The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6  Indemnification Not Exclusive, etc.

     The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.


(b) The Registrant maintains a mutual fund and investment advisory professional and Trustees and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers, Touchstone Advisors, Inc. ("Touchstone"). Coverage under the policy includes losses by reason of any act error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.


     The Advisory Agreement and the Subadvisory Agreements provide that Touchstone (or a Sub-advisor) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by Touchstone (or a Sub-advisor) of its obligations under the Agreement.

ITEM 16.                              EXHIBITS


(1)       Amended Declaration of Trust of Registrant.*

(2)       Amended By-Laws of Registrant.*


(3)       Not applicable

(4)       Agreement and Plan of Reorganization. (Filed herewith as Appendix A to
          Part A)


(5)       Not applicable

(6) Advisory Agreement between the Large Cap Growth Fund (a portfolio of the Touchstone Strategic Trust) and Touchstone Advisors, Inc. (Filed herewith as Appendix B to Part A.)

(6)(a) Form of Sub-advisory Agreement between Touchstone Advisors, Inc. and Navellier Management, Inc. if the merger is approved. (Filed herewith as Appendix C to Part A.)

(7)       Underwriting Agreement.*

(8)       Not applicable

(9)       Custodian Agreements

          (a)  Custodian Agreement with Brown Brothers Harriman & Co.*

          (b)  Securities Lending Agreement with Brown Brothers Harriman & Co.*


(10)      Rule 12b-1 Distribution Plan. Filed as Appendix D to Part A.


(11) Opinion of legal counsel regarding the legality of securities being registered.(1)

(12)      Opinion  of  legal   counsel   regarding   certain   tax  matters  and
          consequences to shareholders discussed in Part A.(1)

(13)      Not Applicable.

(14) Consent of Tait, Weller & Baker, independent auditors for The Navellier Performance Funds and for Navellier Millennium Funds.(1)

(14)(a)   Consent   of  Ernst  &  Young   LLP,   independent   accountants   for
          Registrant.(1)


(15)      Financial   Statements   Omitted  Pursuant  to  Item  14(a)(1).   [not
          applicable]


(16)      Powers of Attorney.*

(17)      Not applicable.

--------------------------------------------------------------------------------

* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Pre-Effective Amendment.

(1)  Filed herewith.


ITEM 17                                UNDERTAKINGS

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The Registrant  agrees that every  prospectus that is filed under paragraph
     (1), above, will be filed as part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

-----------------------------

                                   SIGNATURES


As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and the State of Ohio, on the 19th day of August, 2003.

                         Registrant:

                                        TOUCHSTONE STRATEGIC TRUST


                                        By: /s/ Patrick T. Bannigan
                                            ---------------------------
                                        Patrick T. Bannigan
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 19th day of August, 2003.

/s/ Terrie A. Wiedenheft
-----------------------                Controller
TERRIE A. WIEDENHEFT


* JOHN F. BARRETT                      Trustee
---------------------

* J. LELAND BREWSTER                   Trustee
-----------------------

* WILLIAM O. COLEMAN                   Trustee
-----------------------

* PHILLIP R. COX                       Trustee
-----------------------

* H. JEROME LERNER                     Trustee
-----------------------

* OSCAR P. ROBERTSON                   Trustee
-----------------------

* ROBERT E. STAUTBERG                  Trustee
-----------------------

*JOHN P. ZANOTTI                       Trustee
-----------------------

*JILL T.MCGRUDER                       Trustee
-----------------------

By: /s/ Tina D. Hosking
-----------------------
   Tina D.Hosking
   *Attorney-in-Fact
   August 19, 2003